UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Sustainable Balanced Fund

Dreyfus Total Emerging Markets Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Dynamic Total Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Dynamic Total Return Fund’s (formerly Dynamic Total Return Fund) covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by portfolio managers Vassilis Dagioglu, James Stavena, Torrey Zaches, Joseph Miletich, and Sinead Colton, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Dynamic Total Return Fund’s (formerly Dynamic Total Return Fund) Class A shares produced a total return of 7.15%, Class C shares returned 6.72%, Class I shares returned 7.28%, and Class Y shares returned 7.24%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned 1.19%, 8.83% and 7.16%, respectively.2,3,4,5

The fund delivered a strong total return over the reporting period through significant market swings, though it lagged the more aggressive equity benchmark. A healthy allocation to global stocks drove returns, led by emerging market equities, and the fund’s allocation to government bonds contributed positively to its total return over the reporting period. A small allocation to below-investment-grade bonds also added to performance, as did tactical decisions in currency and government bond markets.

On July 31, 2018, the Citi Three-Month U.S. Treasury Bill Index and the Citi World Government Bond Index were renamed the FTSE Three-Month U.S. Treasury Bill Index and the FTSE World Government Bond Index, respectively.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers.

The fund will seek to achieve investment exposure to global equity, bond, currency, and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements, or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. The portfolio managers update, monitor and follow buy or sell recommendations using proprietary investment models. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

Volatility Leads to a Strong Response From the Federal Reserve

Global equity markets tumbled significantly towards the end of 2018, only to see a full reversal to new all-time highs by April 30, 2019. Global stocks began the quarter with a double-digit decline as of Christmas Eve, yet ended the six-month reporting period with a gain of more than 8%. Bonds also rallied, particularly toward the latter half of the reporting period, after the U.S. Federal Reserve (the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

“Fed”) capitulated on any further rate hikes in 2019 and announced an end to the quantitative tightening (QT) program in the fall of 2019.

Fiscal stimulus, led by tax cuts in the U.S., fostered increased expectations of higher growth and corporate profits through 2018 and into 2019. The fiscal stimulus, combined with a robust labor market, continued to lead the Fed toward policy normalization. The Fed hiked short-term interest rates four times in quarter-point increments in 2018, bringing the target range of the federal funds rate to 2.25%-2.50%. However, toward the end of 2018, the market rapidly began to expect a significant global growth slowdown in early 2019. Furthermore, the market feared that future anticipated Fed rate hikes and QT actions would tip the economy into recession. The significant eruption of volatility after the December 2018 rate hike got the attention of Fed Chairman Jerome Powell. In his January press conference, he began to make it clear that the Fed would alter its plans should growth expectations fall. This signal from the Fed led to a sharp reversal in markets and, by March, the Fed capitulated on any further rate hikes in 2019 and announced its plan to end QT by the fall.

As fears of a significant growth slowdown eased in the latter half of the reporting period, volatility retreated, and additional positive economic and geopolitical data emerged. In the U.S., first-quarter GDP beat estimates, employment data rebounded, while durable goods and retail sales were upbeat. The tense trade negotiations between the U.S. and China also appeared to be making progress. Global stocks marched higher, and bonds also benefited from falling interest rates over the reporting period. Emerging market equities led the way largely because they fell the least in December 2018. U.S. stocks outperformed developed international markets, as they have for quite some time.

Positive Total Return Through Volatile Market Conditions

The fund delivered a strong total return over the reporting period through significant market swings, though it lagged the more aggressive equity benchmark. A healthy allocation to global stocks drove returns over the period, led by emerging market equities. While developed non-U.S. market equities were up strongly, the fund’s overweight allocation to these markets detracted from relative performance, as they underperformed the gains on the S&P 500 Index. The relative underperformance of the fund’s international equity allocation was broadly spread across Japanese, UK and German markets. Also contributing to the fund’s positive total return over the reporting period was the strong performance of government bonds. As the market anticipated a global growth slowdown and volatility spiked, bonds began to rally early in the reporting period. When the Fed capitulated on any further rate hikes in 2019, bonds extended their gains into the close of the reporting period.

A small allocation to below-investment-grade bonds added to performance, as did tactical decisions in currency and government bond markets, while a residual allocation to commodities and some risk-hedging activities detracted from returns. A positive alpha contributor to the fund’s return over the reporting period was active currency selection. A long allocation to the U.S. dollar, combined with short positions in the euro and the Swiss franc, added to the fund’s performance as European growth underwhelmed, and the European Central Bank announced the continuation of ultra-easy monetary policy. A preference for U.S. government bonds, especially relative to German and Japanese counterparts, added marginally to returns while a short position in Australian bonds detracted value.

The fund also incorporates risk-hedging and volatility-management activities to mitigate drawdowns during significant market corrections. For example, the fund will purchase put option protection and will mitigate risk taking during volatility eruptions. While these hedging activities helped mitigate drawdowns early in the reporting period, the sudden market reversal around the new year led to slight underperformance, as markets rallied into the close of the reporting period.

Reducing Risk but Still Cautiously Optimistic as Policy Risks Subside

On the back of the strong rally across global stock and bond markets over the reporting period, the fund has reduced risk-taking in both asset classes. While central banks have again demonstrated that

4

they will respond aggressively to any growth slowdowns, the rally in stocks and bonds over the reporting period has resulted in lower future expectations and yields. As a result, the allocation to cash has been increased as of the close of the reporting period. The fund sold all of its inflation-linked bond holdings and also significantly reduced its holdings of U.S. Treasury bonds. With regard to equities, the fund now has its lowest allocation over the reporting period, with the most significant cuts coming in the U.S. market.

As of the end of the reporting period, we expected modest global economic growth and mildly higher inflation on the back of higher energy prices, but nothing that would lead the Fed to resume rate hikes. While fears of a policy error have subsided, the recent breakdown of trade discussions between the U.S. and China has led to further growth uncertainty. Additional geopolitical risks remain as Brexit negotiations have not been settled, and there are several elections across Europe that may see further gains by various populist movements.

While we have reduced our equity positioning, we still see attractive valuation opportunities in overseas markets such as the UK, Japan, Italy, Germany and Canada. But not every stock market is attractive, and thus the fund has a short position in Hong Kong equity markets. Similarly, while we have reduced the bond allocation in the fund, we continue to strongly favor U.S. government bonds relative to international counterparts, as the interest-rate differentials between the U.S. and overseas markets are at or near historic highs. The fund is also maintaining short positions in Australian and German government bonds. The fund has benefited from, and continues to hold, an overweight allocation to the U.S. dollar, particularly versus the euro and Swiss franc. Lastly, given our belief that global inflationary pressures are contained, we maintain only a small allocation to commodities.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.40	$6.12	$6.06	$5.86
Ending value (after expenses)	$1,071.50	$1,067.20	$1,072.80	$1,072.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.20	$5.96	$5.91	$5.71
Ending value (after expenses)	$1,017.65	$1,018.89	$1,018.94	$1,019.14

† Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, 2.18% for Class C, 1.19% for Class I and 1.14% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

CONSOLIDATED STATEMENT OF INVESTMENTS

April 30, 2019 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0%
Advertising - .0%
Lamar Media, Gtd. Notes	5.00	5/1/2023	75,000		76,312
Lamar Media, Gtd. Notes	5.38	1/15/2024	75,000		77,156
Outfront Media Capital, Gtd. Notes	5.25	2/15/2022	25,000		25,406
Outfront Media Capital, Gtd. Notes	5.63	2/15/2024	75,000		77,569
				256,443
Aerospace & Defense - .1%
Arconic, Sr. Unscd. Notes	5.13	10/1/2024	110,000		113,502
Arconic, Sr. Unscd. Notes	5.95	2/1/2037	100,000		100,831
Arconic, Sr. Unscd. Notes	6.75	1/15/2028	75,000		80,129
Bombardier, Sr. Unscd. Notes	6.13	1/15/2023	75,000	[b]	75,094
Bombardier, Sr. Unscd. Notes	7.50	12/1/2024	25,000	[b]	25,500
Transdigm, Gtd. Notes	6.50	5/15/2025	95,000		96,306
TransDigm, Gtd. Notes	6.00	7/15/2022	125,000		127,031
TransDigm, Gtd. Notes	6.38	6/15/2026	110,000		110,687
TransDigm, Gtd. Notes	6.50	7/15/2024	120,000		122,025
Triumph Group, Gtd. Notes	4.88	4/1/2021	100,000		99,000
				950,105
Agriculture - .0%
Darling Ingredients, Gtd. Notes	5.38	1/15/2022	70,000		71,173
Pyxus International, Scd. Notes	9.88	7/15/2021	100,000		89,750
Vector Group, Gtd. Notes	10.50	11/1/2026	50,000	[b]	47,500
Vector Group, Sr. Scd. Notes	6.13	2/1/2025	75,000	[b]	67,688
				276,111
Airlines - .0%
Air Canada, Gtd. Notes	7.75	4/15/2021	50,000	[b]	53,625

7

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Airlines - .0% (continued)
UAL 2007-1 Pass Through Trust, Ser. 2007-1, Cl. 071 A	6.64	7/2/2022	55,173		58,246
Virgin Australia Holdings, Gtd. Notes	7.88	10/15/2021	50,000	[b]	51,500
				163,371
Automobiles & Components - .1%
Adient Global Holdings, Gtd. Notes	4.88	8/15/2026	75,000	[b]	61,313
Allison Transmission, Sr. Unscd. Bonds	5.00	10/1/2024	75,000	[b]	76,138
American Axle & Manufacturing, Gtd. Notes	6.50	4/1/2027	100,000		101,106
American Axle & Manufacturing, Gtd. Notes	6.63	10/15/2022	24,000		24,627
Aston Martin Capital Holding, Sr. Scd. Notes	6.50	4/15/2022	50,000	[b]	49,750
BCD Acquisition, Sr. Scd. Notes	9.63	9/15/2023	75,000	[b]	80,062
Cooper-Standard Automotive, Gtd. Notes	5.63	11/15/2026	50,000	[b]	46,250
Dana Financing Luxembourg, Gtd. Notes	5.75	4/15/2025	50,000	[b]	51,250
Dana Holding, Sr. Unscd. Notes	5.50	12/15/2024	100,000		101,750
Fiat Chrysler Automobiles, Sr. Unscd. Notes	5.25	4/15/2023	75,000		78,375
Goodyear Tire & Rubber, Gtd. Bonds	5.13	11/15/2023	75,000		76,309
Goodyear Tire & Rubber, Gtd. Notes	4.88	3/15/2027	90,000		85,837
Goodyear Tire & Rubber, Gtd. Notes	5.00	5/31/2026	75,000		73,190
IHO Verwaltungs GmbH, Sr. Scd. Bonds	4.13	9/15/2021	50,000	[b]	50,500
Jaguar Land Rover Automotive, Gtd. Notes	5.63	2/1/2023	75,000	[b]	74,719
Tesla, Gtd. Notes	5.30	8/15/2025	100,000	[b]	85,875
Wabash National, Gtd. Notes	5.50	10/1/2025	10,000	[b]	9,550
				1,126,601
Banks - .1%
Barclays, Sub. Notes	4.84	5/9/2028	200,000		200,592
CIT Group, Sr. Unscd. Notes	5.00	8/1/2023	75,000		78,450

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Banks - .1% (continued)
CIT Group, Sr. Unscd. Notes	5.00	8/15/2022	65,000		67,763
CIT Group, Sub. Notes	6.13	3/9/2028	50,000		55,813
CIT Group , Sr. Unscd. Notes	4.13	3/9/2021	30,000		30,488
Dresdner Funding Trust I, Jr. Sub. Notes	8.15	6/30/2031	130,000	[b]	167,050
Freedom Mortgage, Sr. Unscd. Notes	8.13	11/15/2024	100,000	[b]	89,250
Intesa Sanpaolo, Sub. Notes	5.71	1/15/2026	75,000	[b]	73,328
				762,734
Building Materials - .1%
Building Materials Corp of America, Sr. Unscd. Notes	6.00	10/15/2025	75,000	[b]	78,672
CIMPOR Financial Operations, Gtd. Notes	5.75	7/17/2024	75,000	[b]	66,188
Griffon, Gtd. Notes	5.25	3/1/2022	75,000		75,281
Norbord, Sr. Scd. Notes	5.38	12/1/2020	100,000	[b]	102,750
Standard Industries, Sr. Unscd. Notes	5.00	2/15/2027	100,000	[b]	98,500
Standard Industries, Sr. Unscd. Notes	5.50	2/15/2023	75,000	[b]	76,312
Summit Materials, Gtd. Notes	6.13	7/15/2023	100,000		102,250
US Concrete, Gtd. Notes	6.38	6/1/2024	25,000		25,813
USG Corp, Gtd. Notes	4.88	6/1/2027	95,000	[b]	96,187
				721,953
Chemicals - .2%
Aruba Investments, Sr. Unscd. Notes	8.75	2/15/2023	100,000	[b]	101,000
Ashland, Gtd. Notes	4.75	8/15/2022	60,000		61,725
Ashland, Gtd. Notes	6.88	5/15/2043	50,000		53,625
Axalta Coating Systems, Gtd. Notes	4.88	8/15/2024	75,000	[b]	75,679
Blue Cube Spinco, Gtd. Notes	9.75	10/15/2023	20,000		22,400
Blue Cube Spinco, Gtd. Notes	10.00	10/15/2025	75,000		85,687

9

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Chemicals - .2% (continued)
CF Industries, Gtd. Notes	3.45	6/1/2023	75,000		73,688
CF Industries, Gtd. Notes	4.95	6/1/2043	125,000		110,117
CF Industries, Gtd. Notes	5.38	3/15/2044	75,000		68,921
CF Industries, Gtd. Notes	7.13	5/1/2020	24,000		24,968
Chemours, Gtd. Notes	6.63	5/15/2023	39,000		40,548
Chemours, Gtd. Notes	7.00	5/15/2025	40,000		42,400
CVR Partners, Scd. Notes	9.25	6/15/2023	30,000	[b]	31,500
H.B. Fuller, Sr. Unscd. Notes	4.00	2/15/2027	60,000		54,300
Hexion, Sr. Scd. Notes	6.63	4/15/2020	55,000	[c]	43,863
INEOS Group Holdings, Gtd. Notes	5.63	8/1/2024	75,000	[b]	75,938
Kissner Holdings, Sr. Scd. Notes	8.38	12/1/2022	100,000	[b]	104,625
Momentive Performance Materials, Sr. Scd. Notes	3.88	10/24/2021	75,000		83,344
Olin, Sr. Unscd. Notes	5.00	2/1/2030	10,000		9,938
Platform Specialty Products, Gtd. Notes	5.88	12/1/2025	100,000	[b]	102,875
PolyOne, Sr. Unscd. Notes	5.25	3/15/2023	75,000		78,187
PQ, Sr. Scd. Notes	6.75	11/15/2022	75,000	[b]	77,906
Rayonier AM Products, Gtd. Notes	5.50	6/1/2024	25,000	[b]	23,938
TPC Group, Sr. Scd. Notes	8.75	12/15/2020	50,000	[b]	49,688
Trinseo Materials Finance, Sr. Unscd. Notes	5.38	9/1/2025	26,000	[b]	25,415
Tronox Finance, Gtd. Notes	5.75	10/1/2025	35,000	[b]	34,300
Valvoline, Gtd. Notes	5.50	7/15/2024	50,000		51,500
WR Grace & Co-Conn, Gtd. Notes	5.13	10/1/2021	75,000	[b]	78,000
				1,686,075

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Commercial & Professional Services - .2%
APX Group, Gtd. Notes	8.75	12/1/2020	125,000		123,281
APX Group, Sr. Scd. Notes	7.88	12/1/2022	75,000		75,188
Atento Luxco 1, Sr. Scd. Notes	6.13	8/10/2022	20,000	[b]	20,256
Avis Budget Car Rental, Gtd. Notes	5.50	4/1/2023	75,000		76,580
Emeco Pty, Sr. Scd. Notes, Ser. B	9.25	3/31/2022	60,000		64,350
Hertz, Gtd. Notes	5.50	10/15/2024	75,000	[b]	64,500
Hertz, Gtd. Notes	6.25	10/15/2022	20,000		19,500
Jaguar Holding Co II, Gtd. Notes	6.38	8/1/2023	75,000	[b]	76,687
Midas Intermediate Holdco, Gtd. Notes	7.88	10/1/2022	60,000	[b]	55,500
Nielsen Finance, Gtd. Notes	5.00	4/15/2022	275,000	[b]	275,016
Prime Security Services Borrower, Scd. Notes	9.25	5/15/2023	51,000	[b]	53,847
Refinitiv Us Holdings, Gtd. Notes	8.25	11/15/2026	130,000	[b]	132,071
Rent-A-Center, Gtd. Notes	6.63	11/15/2020	50,000		50,400
Ritchie Bros Auctioneers, Gtd. Notes	5.38	1/15/2025	75,000	[b]	77,437
Service Corporation International, Sr. Unscd. Notes	5.38	5/15/2024	75,000		77,164
Service Corporation International, Sr. Unscd. Notes	5.38	1/15/2022	20,000		20,225
Service Corporation International, Sr. Unscd. Notes	7.50	4/1/2027	65,000		74,913
ServiceMaster, Gtd. Notes	5.13	11/15/2024	75,000	[b]	75,938
Team Health Holdings, Gtd. Notes	6.38	2/1/2025	30,000	[b]	25,650
United Rentals North America, Gtd. Notes	5.50	5/15/2027	200,000		206,500
United Rentals North America, Gtd. Notes	5.88	9/15/2026	75,000		78,562
United Rentals North America, Gtd. Notes	6.50	12/15/2026	85,000		91,162
United Rentals North America, Scd. Notes	4.63	7/15/2023	45,000		45,900

11

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Commercial & Professional Services - .2% (continued)
WEX, Sr. Scd. Notes	4.75	2/1/2023	50,000	[b]	50,313
				1,910,940
Consumer Discretionary - .5%
24 Hour Fit Worldwide, Gtd. Notes	8.00	6/1/2022	100,000	[b]	101,250
AMC Entertainment Holdings, Gtd. Notes	5.75	6/15/2025	10,000		9,676
AMC Entertainment Holdings, Gtd. Notes	5.88	11/15/2026	10,000		9,325
Beazer Homes, Gtd. Notes	8.75	3/15/2022	30,000		31,425
Beazer Homes USA, Gtd. Notes	5.88	10/15/2027	50,000		45,375
Boyd Gaming, Gtd. Notes	6.38	4/1/2026	75,000		79,219
Boyd Gaming, Gtd. Notes	6.88	5/15/2023	75,000		78,000
Century Communities, Gtd. Notes	5.88	7/15/2025	50,000		49,875
Century Communities, Gtd. Notes	6.88	5/15/2022	70,000		71,575
Churchill Downs, Gtd. Notes	4.75	1/15/2028	50,000	[b]	49,250
Cinemark USA, Gtd. Notes	4.88	6/1/2023	75,000		75,963
Constellation Merger Sub, Sr. Unscd. Notes	8.50	9/15/2025	45,000	[b]	42,750
Eldorado Resorts, Gtd. Notes	6.00	4/1/2025	100,000		103,754
Hilton Domestic Operating, Gtd. Notes	4.25	9/1/2024	75,000		75,289
Hilton Worldwide Finance, Gtd. Notes	4.63	4/1/2025	95,000		96,425
Hilton Worldwide Finance, Gtd. Notes	4.88	4/1/2027	90,000		91,575
International Game Technology, Sr. Scd. Notes	6.50	2/15/2025	75,000	[b]	80,248
Jack Ohio Finance, Sr. Scd. Notes	6.75	11/15/2021	35,000	[b]	36,181
K Hovnanian Enterprises, Scd. Notes	10.00	7/15/2022	60,000	[b]	53,400
Kar Auction Services, Gtd. Notes	5.13	6/1/2025	90,000	[b]	90,450
KB Home, Gtd. Notes	7.50	9/15/2022	50,000		55,125

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Consumer Discretionary - .5% (continued)
Lennar, Gtd. Notes	4.75	11/15/2022	75,000		77,047
Lennar, Gtd. Notes	4.75	11/29/2027	100,000		102,445
Lennar, Gtd. Notes	5.25	6/1/2026	60,000		62,475
Lennar, Gtd. Notes	5.88	11/15/2024	100,000		107,750
Lions Gate Capital Holding, Gtd. Notes	5.88	11/1/2024	75,000	[b]	76,875
Live Nation Entertainment, Gtd. Notes	4.88	11/1/2024	75,000	[b]	76,664
Live Nation Entertainment, Gtd. Notes	5.38	6/15/2022	50,000	[b]	50,875
Live Nation Entertainment, Gtd. Notes	5.63	3/15/2026	50,000	[b]	52,250
LKQ, Gtd. Notes	4.75	5/15/2023	75,000		75,938
Mattel, Gtd. Notes	6.75	12/31/2025	100,000	[b]	100,281
Mattel, Sr. Unscd. Notes	2.35	8/15/2021	50,000		48,125
MDC Holdings, Gtd. Notes	6.00	1/15/2043	75,000		66,375
Meritage Homes, Gtd. Notes	5.13	6/6/2027	80,000		79,200
Meritage Homes, Gtd. Notes	6.00	6/1/2025	100,000		106,500
MGM Resorts International, Gtd. Notes	6.00	3/15/2023	75,000		80,250
MGM Resorts International, Gtd. Notes	6.63	12/15/2021	60,000		64,500
MGM Resorts International, Gtd. Notes	7.75	3/15/2022	75,000		83,156
Mohegan Gaming & Entertainment, Gtd. Notes	7.88	10/15/2024	75,000	[b]	73,781
National CineMedia, Sr. Scd. Notes	6.00	4/15/2022	60,000		60,750
NCL, Sr. Unscd. Notes	4.75	12/15/2021	101,000	[b]	102,369
Pultegroup, Gtd. Notes	5.00	1/15/2027	75,000		76,312
PulteGroup, Gtd. Notes	5.50	3/1/2026	75,000		79,406
PulteGroup, Gtd. Notes	7.88	6/15/2032	50,000		58,375

13

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Consumer Discretionary - .5% (continued)
Rivers Pittsburgh Borrower, Sr. Scd. Notes	6.13	8/15/2021	60,000	[b]	60,900
Sabre Global, Sr. Scd. Notes	5.25	11/15/2023	75,000	[b]	76,875
Scientific Games International, Gtd. Notes	6.25	9/1/2020	15,000		15,113
Scientific Games International, Gtd. Notes	6.63	5/15/2021	100,000		101,500
Scientific Games International, Gtd. Notes	10.00	12/1/2022	26,000		27,463
Six Flags Entertainment, Gtd. Notes	4.88	7/31/2024	150,000	[b]	150,375
Taylor Morrison Communities, Gtd. Notes	5.25	4/15/2021	25,000	[b]	25,109
Taylor Morrison Communities, Gtd. Notes	6.63	5/15/2022	75,000		77,531
Tempur Sealy International, Gtd. Notes	5.50	6/15/2026	75,000		75,000
Toll Brothers Finance, Gtd. Notes	4.35	2/15/2028	50,000		48,000
Toll Brothers Finance, Gtd. Notes	4.88	11/15/2025	150,000		153,562
TRI Pointe Group, Gtd. Notes	5.25	6/1/2027	80,000		75,800
TRI Pointe Holdings, Gtd. Notes	5.88	6/15/2024	80,000		81,266
VOC Escrow, Sr. Scd. Notes	5.00	2/15/2028	100,000	[b]	99,750
William Lyon Homes, Gtd. Notes	5.88	1/31/2025	100,000		97,500
Williams Scotsman International, Sr. Scd. Notes	7.88	12/15/2022	100,000	[b]	105,000
WMG Acquisition, Sr. Scd. Notes	5.63	4/15/2022	113,000	[b]	115,096
Wyndham Destinations, Sr. Scd. Notes	5.40	4/1/2024	15,000		15,525
Wyndham Destinations, Sr. Scd. Notes	5.75	4/1/2027	90,000		90,787
Wynn Las Vegas, Gtd. Notes	5.25	5/15/2027	50,000	[b]	48,938
Wynn Las Vegas, Gtd. Notes	5.50	3/1/2025	200,000	[b]	202,438
				4,831,357
Consumer Durables & Apparel - .0%
Hanesbrands, Gtd. Notes	4.88	5/15/2026	75,000	[b]	75,469

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Consumer Durables & Apparel - .0% (continued)
Under Armour, Sr. Unscd. Notes	3.25	6/15/2026	30,000		27,708
				103,177
Consumer Staples - .1%
Avon Products, Sr. Unscd. Notes	7.00	3/15/2023	5,000		5,013
Central Garden & Pet Co., Gtd. Notes	5.13	2/1/2028	50,000		47,625
Edgewell Personal Care, Gtd. Notes	4.70	5/24/2022	50,000		51,813
First Quality Finance, Sr. Unscd. Notes	4.63	5/15/2021	75,000	[b]	75,188
Kronos Acquistion Holdings, Gtd. Notes	9.00	8/15/2023	25,000	[b]	22,375
Prestige Brands, Gtd. Notes	6.38	3/1/2024	55,000	[b]	57,063
Revlon Consumer Products, Gtd. Notes	5.75	2/15/2021	75,000		67,875
Scotts Miracle-Gro, Gtd. Notes	5.25	12/15/2026	75,000		74,625
Spectrum Brands, Gtd. Notes	5.75	7/15/2025	75,000		76,969
Spectrum Brands, Gtd. Notes	6.13	12/15/2024	50,000		51,625
				530,171
Diversified Financials - .2%
Ally Financial, Gtd. Notes	8.00	11/1/2031	150,000		192,750
Ally Financial, Sr. Unscd. Notes	4.13	2/13/2022	30,000		30,413
Ally Financial, Sub. Notes	5.75	11/20/2025	150,000		163,125
Credit Acceptance, Gtd. Notes	6.13	2/15/2021	100,000		100,312
Credit Acceptance, Gtd. Notes	7.38	3/15/2023	75,000		77,906
goeasy, Gtd. Notes	7.88	11/1/2022	25,000	[b]	26,375
Jefferies Finance, Sr. Unscd. Notes	6.88	4/15/2022	50,000	[b]	51,000
Ladder Capital Finance, Gtd. Notes	5.88	8/1/2021	125,000	[b]	127,812
LPL Holdings, Gtd. Notes	5.75	9/15/2025	100,000	[b]	102,000
Nationstar Mortgage, Gtd. Notes	6.50	6/1/2022	100,000		98,657

15

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Diversified Financials - .2% (continued)
Nationstar Mortgage, Gtd. Notes	6.50	7/1/2021	35,000		35,131
Navient, Sr. Unscd. Notes	5.50	1/25/2023	75,000		76,594
Navient, Sr. Unscd. Notes	5.88	10/25/2024	100,000		101,000
Navient, Sr. Unscd. Notes	6.50	6/15/2022	190,000		200,687
Quicken Loans, Gtd. Notes	5.75	5/1/2025	60,000	[b]	61,200
SLM, Sr. Unscd. Notes	5.13	4/5/2022	75,000		74,063
Springleaf Finance, Gtd. Notes	6.13	5/15/2022	50,000		53,065
Springleaf Finance, Gtd. Notes	6.13	3/15/2024	110,000		116,325
Springleaf Finance, Gtd. Notes	6.88	3/15/2025	100,000		107,500
Springleaf Finance, Gtd. Notes	7.13	3/15/2026	45,000		48,403
Springleaf Finance, Gtd. Notes	8.25	12/15/2020	50,000		54,009
				1,898,327
Electronic Components - .0%
ADT, Sr. Scd. Notes	6.25	10/15/2021	50,000		52,878
Ingram Micro, Sr. Unscd. Notes	5.00	8/10/2022	15,000		14,996
Ingram Micro, Sr. Unscd. Notes	5.45	12/15/2024	75,000		74,732
Sensata Technologies, Gtd. Notes	4.88	10/15/2023	75,000	[b]	78,395
WESCO Distribution, Gtd. Notes	5.38	12/15/2021	75,000		76,031
				297,032
Energy - .6%
American Midstream Partners, Gtd. Notes	9.50	12/15/2021	50,000	[b]	48,375
Antero Midstream Partners, Gtd. Notes	5.38	9/15/2024	75,000		76,830
Antero Resources, Gtd. Notes	5.13	12/1/2022	35,000		35,263
Antero Resources, Gtd. Notes	5.63	6/1/2023	20,000		20,306
Archrock Partners, Sr. Unscd. Notes	6.00	10/1/2022	100,000		101,250

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .6% (continued)
Ascent Resources Utica Holdings, Sr. Unscd. Notes	10.00	4/1/2022	32,000	[b]	35,200
Blue Racer Midstream, Gtd. Notes	6.13	11/15/2022	75,000	[b]	76,219
Buckeye Partners, Jr. Sub. Notes	6.38	1/22/2078	100,000		91,750
California Resources, Scd. Notes	8.00	12/15/2022	150,000	[b]	115,312
Callon Petroleum, Notes	6.13	10/1/2024	55,000		56,771
Calumet Specialty Products Partners, Gtd. Notes	6.50	4/15/2021	125,000		121,250
Canadian Oil Sands, Gtd. Notes	4.50	4/1/2022	100,000	[b]	102,462
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/2023	75,000		73,298
Cheniere, Sr. Scd. Notes	7.00	6/30/2024	140,000		157,325
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	100,000		104,500
Chesapeake Energy, Gtd. Notes	6.13	2/15/2021	100,000		103,000
Chesapeake Energy, Gtd. Notes	8.00	6/15/2027	100,000		98,278
Chesapeake Energy, Gtd. Notes	8.00	1/15/2025	75,000		76,312
CNX Resources, Gtd. Notes	5.88	4/15/2022	66,000		66,083
Crestwood Midstream Partners, Gtd. Notes	6.25	4/1/2023	75,000		77,250
CSI Compressco, Gtd. Notes	7.25	8/15/2022	100,000		89,250
CVR Refining, Gtd. Notes	6.50	11/1/2022	100,000		102,125
DCP Midstream Operating, Gtd. Notes	3.88	3/15/2023	130,000		130,325
DCP Midstream Operating, Gtd. Notes	4.75	9/30/2021	20,000	[b]	20,425
DCP Midstream Operating, Gtd. Notes	4.95	4/1/2022	60,000		61,650
DCP Midstream Operating, Gtd. Notes	6.75	9/15/2037	50,000	[b]	52,375
Denbury Resources, Scd. Bonds	9.00	5/15/2021	100,000	[b]	102,000
Denbury Resources , Gtd. Notes	5.50	5/1/2022	50,000		38,125

17

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .6% (continued)
Diamond Offshore Drilling, Sr. Unscd. Notes	4.88	11/1/2043	100,000		64,750
Diamond Offshore Drilling, Sr. Unscd. Notes	7.88	8/15/2025	100,000		97,750
Diamondback Energy, Gtd. Notes	4.75	11/1/2024	75,000		76,875
Diamondback Energy, Gtd. Notes	5.38	5/31/2025	75,000		78,469
Eclipse Resources, Gtd. Notes	8.88	7/15/2023	75,000		72,188
Energy Transfer Equity, Sr. Scd. Notes	5.88	1/15/2024	25,000		26,545
Energy Transfer Equity, Sr. Scd. Notes	7.50	10/15/2020	150,000		157,725
Enlink Midstream Partner, Sr. Unscd. Notes	4.85	7/15/2026	25,000		24,875
EnLink Midstream Partners , Sr. Unscd. Notes	5.05	4/1/2045	110,000		95,150
EnLink Midstream Partners , Sr. Unscd. Notes	5.45	6/1/2047	40,000		35,500
EnLink Midstream Partners , Sr. Unscd. Notes	5.60	4/1/2044	55,000		49,844
Ensco, Sr. Unscd. Notes	4.50	10/1/2024	50,000		40,250
Ensco, Sr. Unscd. Notes	5.75	10/1/2044	100,000		66,250
EP Energy, Scd. Notes	8.00	2/15/2025	10,000	[b]	3,650
Extraction Oil & Gas, Sr. Unscd. Notes	5.63	2/1/2026	15,000	[b]	12,375
Genesis Energy, Gtd. Notes	6.00	5/15/2023	50,000		50,672
Genesis Energy, Gtd. Notes	6.75	8/1/2022	75,000		76,347
Gulfport Energy, Gtd. Notes	6.00	10/15/2024	100,000		88,188
Gulfport Energy, Gtd. Notes	6.38	5/15/2025	75,000		66,469
Halcon Resources, Gtd. Notes	6.75	2/15/2025	18,000		11,655
Hilcorp Energy I, Sr. Unscd. Notes	5.75	10/1/2025	75,000	[b]	75,937
Hilcorp Energy I, Sr. Unscd. Notes	6.25	11/1/2028	100,000	[b]	102,375
Laredo Petroleum, Gtd. Notes	5.63	1/15/2022	100,000		94,750

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .6% (continued)
Martin Midstream Partners, Gtd. Notes	7.25	2/15/2021	85,000		83,725
McDermott Technology Americas, Gtd. Notes	10.63	5/1/2024	100,000	[b]	91,125
MEG Energy, Gtd. Notes	7.00	3/31/2024	75,000	[b]	71,414
MEG Energy, Scd. Notes	6.50	1/15/2025	50,000	[b]	50,438
Murphy Oil, Sr. Unscd. Notes	5.75	8/15/2025	70,000		71,988
Murphy Oil, Sr. Unscd. Notes	5.88	12/1/2042	50,000		44,769
Murphy Oil, Sr. Unscd. Notes	6.88	8/15/2024	25,000		26,214
Murphy Oil USA, Sr. Unscd. Notes	5.63	5/1/2027	50,000		52,250
NGL Energy Partners, Gtd. Notes	6.13	3/1/2025	75,000		74,700
NGPL Pipeco, Sr. Unscd. Bonds	4.88	8/15/2027	75,000	[b]	77,719
Noble Holding International, Gtd. Notes	5.25	3/15/2042	100,000		62,250
Noble Holding International, Gtd. Notes	6.05	3/1/2041	100,000		66,000
Noble Holding International, Gtd. Notes	7.75	1/15/2024	7,000		6,370
NuStar Logistics, Gtd. Notes	4.75	2/1/2022	125,000		126,875
Oceaneering International, Sr. Unscd. Notes	4.65	11/15/2024	100,000		95,470
Parsley Energy, Gtd. Notes	5.38	1/15/2025	75,000	[b]	76,800
Parsley Energy, Gtd. Notes	6.25	6/1/2024	70,000	[b]	72,756
Parsley Energy , Gtd. Notes	5.63	10/15/2027	120,000	[b]	123,300
Pattern Energy Group, Gtd. Notes	5.88	2/1/2024	50,000	[b]	51,761
PBF Finance, Gtd. Notes	7.00	11/15/2023	20,000		20,675
PBF Logistics Finance, Gtd. Notes	6.88	5/15/2023	125,000		128,425
Precision Drilling, Gtd. Notes	7.13	1/15/2026	70,000	[b]	70,700
QEP Resources, Sr. Unscd. Notes	5.25	5/1/2023	25,000		24,438

19

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .6% (continued)
QEP Resources, Sr. Unscd. Notes	5.63	3/1/2026	5,000		4,696
Range Resources, Gtd. Notes	4.88	5/15/2025	15,000		13,875
Range Resources, Gtd. Notes	5.00	8/15/2022	25,000		24,859
Range Resources, Gtd. Notes	5.88	7/1/2022	20,000		20,325
Rose Rock Midstream, Gtd. Notes	5.63	7/15/2022	20,000		19,925
Rowan Cos., Gtd. Notes	4.88	6/1/2022	25,000		24,250
Rowan Cos., Gtd. Notes	5.85	1/15/2044	20,000		13,150
Rowan Cos., Gtd. Notes	7.38	6/15/2025	75,000		67,125
SESI, Gtd. Notes	7.13	12/15/2021	35,000		29,925
Seven Generations Energy, Gtd. Notes	6.88	6/30/2023	120,000	[b]	123,600
SM Energy, Sr. Unscd. Notes	5.63	6/1/2025	5,000		4,713
SM Energy, Sr. Unscd. Notes	6.13	11/15/2022	7,000		7,105
Southwestern Energy, Gtd. Notes	7.75	10/1/2027	5,000		5,088
SRC Energy, Sr. Unscd. Notes	6.25	12/1/2025	95,000		90,743
Summit Midstream Holdings, Gtd. Notes	5.75	4/15/2025	75,000		69,563
Tallgrass Energy Partners, Gtd. Notes	5.50	1/15/2028	80,000	[b]	81,900
Targa Resources Partners , Gtd. Notes	5.00	1/15/2028	80,000		78,797
Teine Energy, Sr. Unscd. Notes	6.88	9/30/2022	60,000	[b]	61,500
Transocean, Gtd. Notes	6.80	3/15/2038	150,000		119,250
Transocean, Gtd. Notes	7.50	1/15/2026	100,000	[b]	99,000
Transocean, Gtd. Notes	7.50	4/15/2031	75,000		65,625
Transocean Phoenix 2, Sr. Scd. Notes	7.75	10/15/2024	56,250	[b]	59,625
Ultra Resources, Gtd. Notes	6.88	4/15/2022	50,000	[b]	16,750

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .6% (continued)
Weatherford International, Gtd. Notes	4.50	4/15/2022	40,000		28,000
Weatherford International, Gtd. Notes	7.00	3/15/2038	25,000		16,000
Weatherford International, Gtd. Notes	7.75	6/15/2021	45,000		39,825
Weatherford International, Gtd. Notes	8.25	6/15/2023	45,000		31,275
Weatherford International, Gtd. Notes	9.88	3/1/2025	100,000		70,500
Whiting Petroleum, Gtd. Notes	5.75	3/15/2021	75,000		77,227
WPX Energy, Sr. Unscd. Notes	5.25	9/15/2024	75,000		77,812
WPX Energy, Sr. Unscd. Notes	6.00	1/15/2022	11,000		11,495
				6,725,583
Environmental Control - .0%
Advanced Disposal Services, Sr. Unscd. Notes	5.63	11/15/2024	50,000	[b]	52,750
Clean Harbors, Gtd. Notes	5.13	6/1/2021	25,000		25,094
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/2024	100,000		103,125
Covanta Holding, Sr. Unscd. Notes	6.00	1/1/2027	95,000		97,137
GFL Environmental, Sr. Unscd. Notes	5.38	3/1/2023	100,000	[b]	97,750
Tervita Escrow, Scd. Notes	7.63	12/1/2021	60,000	[b]	61,050
				436,906
Financials - .1%
AerCap Global Aviation Trust, Gtd. Notes	6.50	6/15/2045	75,000	[b]	76,875
Fortress Transportation & Infrastructure Investors, Sr. Unscd. Notes	6.75	3/15/2022	60,000	[b]	61,800
Icahn Enterprises, Gtd. Notes	5.88	2/1/2022	125,000		126,719
Park Aerospace Holdings, Gtd. Notes	5.25	8/15/2022	140,000	[b]	146,105
Park Aerospace Holdings, Gtd. Notes	5.50	2/15/2024	75,000	[b]	79,060
				490,559

21

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Food Products - .1%
B&G Foods, Gtd. Notes	4.63	6/1/2021	75,000		75,281
Dole Food, Sr. Scd. Notes	7.25	6/15/2025	50,000	[b]	46,750
Fresh Market, Sr. Scd. Notes	9.75	5/1/2023	25,000	[b]	19,293
JBS USA Finance, Gtd. Notes	5.75	6/15/2025	100,000	[b]	103,000
JBS USA Finance, Gtd. Notes	5.88	7/15/2024	75,000	[b]	77,437
JBS USA LUX, Gtd. Notes	6.75	2/15/2028	50,000	[b]	53,063
New Albertsons, Gtd. Notes	5.75	3/15/2025	75,000		74,813
New Albertsons, Gtd. Notes	6.63	6/15/2024	75,000		77,719
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	50,000		47,625
Pilgrim's Pride, Gtd. Notes	5.75	3/15/2025	75,000	[b]	76,500
Post Holdings, Gtd. Notes	5.00	8/15/2026	250,000	[b]	250,000
Post Holdings, Gtd. Notes	5.50	3/1/2025	75,000	[b]	77,062
Post Holdings, Gtd. Notes	5.63	1/15/2028	50,000	[b]	50,778
Safeway, Sr. Unscd. Notes	7.25	2/1/2031	15,000		14,325
Tesco, Sr. Unscd. Notes	6.15	11/15/2037	100,000	[b]	109,146
TreeHouse Foods, Gtd. Notes	6.00	2/15/2024	75,000	[b]	78,375
US Foods, Gtd. Notes	5.88	6/15/2024	75,000	[b]	76,969
				1,308,136
Food Service - .0%
Aramark Services, Gtd. Notes	4.75	6/1/2026	75,000		76,312
Aramark Services, Sr. Unscd. Notes	5.00	2/1/2028	150,000	[b]	153,045
				229,357
Forest Products & Other - .0%
Cascades, Gtd. Notes	5.50	7/15/2022	19,000	[b]	19,238
Mercer International, Sr. Unscd. Notes	6.50	2/1/2024	10,000		10,350

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Forest Products & Other - .0% (continued)
Resolute Forest Products, Gtd. Notes	5.88	5/15/2023	75,000		76,144
				105,732
Health Care - .5%
Acadia Healthcare, Gtd. Notes	5.13	7/1/2022	100,000		100,875
Acadia Healthcare, Gtd. Notes	5.63	2/15/2023	75,000		76,125
Acadia Healthcare, Gtd. Notes	6.13	3/15/2021	25,000		25,094
Avantor, Sr. Scd. Notes	6.00	10/1/2024	100,000	[b]	104,594
Avantor, Sr. Unscd. Notes	9.00	10/1/2025	100,000	[b]	109,000
Bausch Health, Sr. Scd. Notes	7.00	3/15/2024	200,000	[b]	211,250
Bausch Health Cos., Gtd. Notes	5.88	5/15/2023	145,000	[b]	146,660
Bausch Health , Gtd. Notes	6.13	4/15/2025	300,000	[b]	304,500
Centene, Sr. Unscd. Notes	4.75	5/15/2022	30,000		30,687
Centene, Sr. Unscd. Notes	4.75	1/15/2025	75,000		76,275
Centene, Sr. Unscd. Notes	5.38	6/1/2026	150,000	[b]	156,937
Centene, Sr. Unscd. Notes	5.63	2/15/2021	75,000		76,312
Community Health Systems, Gtd. Notes	6.88	2/1/2022	44,000		29,013
Community Health Systems, Scd. Notes	8.13	6/30/2024	4,000	[b]	2,980
Community Health Systems, Scd. Notes	11.00	6/30/2023	85,000	[b]	69,275
Community Health Systems, Sr. Scd. Notes	5.13	8/1/2021	50,000		49,500
Community Health Systems, Sr. Scd. Notes	6.25	3/31/2023	210,000		205,275
Davita Healthcare Partners, Gtd. Notes	5.00	5/1/2025	75,000		73,664
DaVita HealthCare Partners, Gtd. Notes	5.13	7/15/2024	190,000		190,475
Encompass Health, Gtd. Notes	5.75	11/1/2024	120,000		122,100
Encompass Health, Gtd. Notes	5.75	9/15/2025	100,000		103,148

23

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Health Care - .5% (continued)
Endo Finance, Gtd. Notes	6.00	2/1/2025	75,000	[b]	57,563
HCA, Gtd. Notes	5.38	2/1/2025	230,000		242,650
HCA, Gtd. Notes	5.88	5/1/2023	150,000		161,265
HCA, Gtd. Notes	7.50	2/15/2022	300,000		330,750
Hologic, Gtd. Notes	4.63	2/1/2028	75,000	[b]	73,781
Immucor, Gtd. Notes	11.13	2/15/2022	60,000	[b]	61,200
inVentiv Group Holdings, Gtd. Notes	7.50	10/1/2024	55,000	[b]	57,888
Kinetic Concepts, Scd. Notes	12.50	11/1/2021	125,000	[b]	135,612
Kinetic Concepts, Sr. Scd. Notes	7.88	2/15/2021	65,000	[b]	66,446
Mallinckrodt International Finance, Gtd. Notes	4.88	4/15/2020	30,000	[b]	30,000
Mallinckrodt International Finance, Gtd. Notes	5.63	10/15/2023	75,000	[b]	58,875
Mallinckrodt International Finance, Gtd. Notes	5.75	8/1/2022	20,000	[b]	18,550
MEDNAX, Gtd. Notes	5.25	12/1/2023	15,000	[b]	15,300
Molina Healthcare, Gtd. Notes	5.38	11/15/2022	75,000		78,469
MPH Acquisition Holdings, Gtd. Notes	7.13	6/1/2024	75,000	[b]	75,578
One Call, Sr. Scd. Notes	7.50	7/1/2024	100,000	[b]	96,750
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	6.63	5/15/2022	125,000	[b]	123,437
RegionalCare Hospital Partners Holdings, Sr. Scd. Notes	8.25	5/1/2023	40,000	[b]	42,563
Select Medical, Gtd. Notes	6.38	6/1/2021	75,000		75,188
Sotera Health Topco, Sr. Unscd. Notes	8.13	11/1/2021	60,000	[b]	59,925
Teleflex, Gtd. Notes	4.63	11/15/2027	85,000		84,894
Tenet Healthcare, Sr. Scd. Notes	4.63	7/15/2024	100,000		100,657
Tenet Healthcare, Sr. Scd. Notes	6.00	10/1/2020	125,000		129,687

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Health Care - .5% (continued)
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/2023	200,000		204,750
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/2022	50,000		53,536
Vizient, Sr. Unscd. Notes	10.38	3/1/2024	75,000	[b]	80,914
WellCare Health Plans, Sr. Unscd. Notes	5.25	4/1/2025	150,000		155,437
West Street Merger Sub, Sr. Unscd. Notes	6.38	9/1/2025	100,000	[b]	97,250
				5,032,654
Industrials - .1%
AECOM, Gtd. Notes	5.13	3/15/2027	110,000		110,964
AECOM, Gtd. Notes	5.88	10/15/2024	75,000		79,781
Brand Industrial Services, Sr. Unscd. Notes	8.50	7/15/2025	100,000	[b]	94,250
CDW, Gtd. Notes	5.00	9/1/2025	75,000		77,250
CDW, Gtd. Notes	5.50	12/1/2024	75,000		79,781
Gates Global, Gtd. Notes	6.00	7/15/2022	35,000	[b]	35,131
Great Lakes Dredge & Dock Corp, Gtd. Notes	8.00	5/15/2022	75,000		79,406
Koppers, Gtd. Notes	6.00	2/15/2025	25,000	[b]	24,320
Mobile Mini, Gtd. Notes	5.88	7/1/2024	50,000		51,625
New Enterprise Stone & Lime, Sr. Unscd. Notes	10.13	4/1/2022	100,000	[b]	102,925
Stena, Sr. Unscd. Notes	7.00	2/1/2024	75,000	[b]	72,188
Terex, Gtd. Notes	5.63	2/1/2025	35,000	[b]	35,481
Vertiv Group, Sr. Unscd. Notes	9.25	10/15/2024	75,000	[b]	73,688
Weekley Homes , Sr. Unscd. Notes	6.63	8/15/2025	75,000		74,625
Xerox, Sr. Unscd. Notes	3.80	5/15/2024	100,000		96,400
				1,087,815
Information Technology - .1%
Camelot Finance, Sr. Unscd. Notes	7.88	10/15/2024	75,000	[b]	79,312

25

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Information Technology - .1% (continued)
CDK Global, Sr. Unscd. Notes	4.88	6/1/2027	90,000		91,350
CDK Global, Sr. Unscd. Notes	5.00	10/15/2024	50,000		51,916
Change Healthcare Holdings, Sr. Unscd. Notes	5.75	3/1/2025	75,000	[b]	74,625
First Data, Scd. Notes	5.75	1/15/2024	110,000	[b]	113,781
First Data, Sr. Scd. Notes	5.38	8/15/2023	40,000	[b]	40,996
Genesys, Gtd. Notes	10.00	11/30/2024	75,000	[b]	82,301
Infor Software Parent, Sr. Unscd. Notes	7.13	5/1/2021	125,000	[b]	125,781
Infor US, Gtd. Notes	6.50	5/15/2022	50,000		51,078
Italics Merger Sub, Sr. Unscd. Notes	7.13	7/15/2023	75,000	[b]	77,062
MSCI, Gtd. Notes	4.75	8/1/2026	75,000	[b]	77,047
MSCI, Gtd. Notes	5.25	11/15/2024	75,000	[b]	77,625
MSCI, Gtd. Notes	5.75	8/15/2025	75,000	[b]	78,937
Nuance Communications, Gtd. Bonds	5.63	12/15/2026	75,000		76,781
Nuance Communications, Gtd. Notes	6.00	7/1/2024	50,000		51,375
Open Text, Gtd. Notes	5.63	1/15/2023	35,000	[b]	36,050
Open Text, Gtd. Notes	5.88	6/1/2026	75,000	[b]	78,750
Rackspace Hosting, Gtd. Notes	8.63	11/15/2024	35,000	[b]	32,725
Riverbed Technology, Gtd. Notes	8.88	3/1/2023	75,000	[b]	52,500
Solera Finance, Sr. Unscd. Notes	10.50	3/1/2024	75,000	[b]	81,750
TIBCO Software, Sr. Unscd. Notes	11.38	12/1/2021	25,000	[b]	26,609
Veritas US, Sr. Unscd. Notes	10.50	2/1/2024	75,000	[b]	68,813
				1,527,164
Insurance - .0%
Assurant, Sub. Notes	7.00	3/27/2048	90,000		91,954

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Insurance - .0% (continued)
Genworth Holdings, Gtd. Notes	7.63	9/24/2021	15,000		14,700
Liberty Mutual Group, Gtd. Bonds	7.80	3/15/2037	50,000	[b]	59,835
Radian Group, Sr. Unscd. Notes	7.00	3/15/2021	100,000		106,625
Voya Financial, Gtd. Notes	4.70	1/23/2048	75,000		66,062
				339,176
Internet Software & Services - .1%
Cogent Communications Finance, Gtd. Notes	5.63	4/15/2021	150,000	[b]	152,625
Netflix, Sr. Unscd. Bonds	4.38	11/15/2026	75,000		74,438
Netflix, Sr. Unscd. Notes	4.88	4/15/2028	100,000		99,375
Netflix, Sr. Unscd. Notes	5.50	2/15/2022	50,000		52,750
Netflix, Sr. Unscd. Notes	5.75	3/1/2024	25,000		26,954
Netflix, Sr. Unscd. Notes	5.88	11/15/2028	200,000		211,500
Netflix, Sr. Unscd. Notes	5.88	2/15/2025	75,000		81,047
Symantec, Sr. Unscd. Notes	5.00	4/15/2025	75,000	[b]	76,540
VeriSign, Sr. Unscd. Notes	4.75	7/15/2027	90,000		92,137
VeriSign, Sr. Unscd. Notes	5.25	4/1/2025	22,000		23,403
Zayo Group, Gtd. Notes	5.75	1/15/2027	75,000	[b]	76,312
Zayo Group, Gtd. Notes	6.00	4/1/2023	75,000		76,594
Zayo Group, Gtd. Notes	6.38	5/15/2025	75,000		76,594
				1,120,269
Materials - .2%
ARD Finance, Sr. Scd. Notes	7.13	9/15/2023	75,000		75,281
Ardagh Packaging Finance, Gtd. Notes	7.25	5/15/2024	75,000	[b]	79,297
Ardagh Packaging Finance, Sr. Scd. Notes	4.63	5/15/2023	75,000	[b]	75,896
Ball, Gtd. Bonds	4.00	11/15/2023	75,000		75,844

27

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Materials - .2% (continued)
Ball, Gtd. Bonds	5.00	3/15/2022	100,000		104,250
Ball, Gtd. Notes	4.88	3/15/2026	75,000		78,094
Ball, Gtd. Notes	5.25	7/1/2025	75,000		79,594
Berry Global, Scd. Notes	5.50	5/15/2022	75,000		76,312
Berry Plastics, Scd. Notes	5.13	7/15/2023	75,000		76,406
Bway Holding, Sr. Scd. Notes	5.50	4/15/2024	100,000	[b]	99,690
Bway Holding, Sr. Unscd. Notes	7.25	4/15/2025	115,000	[b]	112,412
Crown Americas, Gtd. Notes	4.75	2/1/2026	100,000		101,875
Crown Americas , Gtd. Notes	4.25	9/30/2026	50,000		48,875
Crown Americas Capital Corp IV, Gtd. Notes	4.50	1/15/2023	75,000		76,782
Flex Acquisition, Sr. Unscd. Notes	6.88	1/15/2025	75,000	[b]	70,875
Foresight Energy, Scd. Notes	11.50	4/1/2023	50,000	[b]	39,000
Grinding Med, Sr. Scd. Notes	7.38	12/15/2023	75,000	[b]	73,688
Hillman Group, Sr. Unscd. Notes	6.38	7/15/2022	100,000	[b]	93,000
Novelis, Gtd. Notes	5.88	9/30/2026	75,000	[b]	76,406
Novelis, Gtd. Notes	6.25	8/15/2024	75,000	[b]	78,281
Owens-Brockway Glass Container, Gtd. Notes	5.00	1/15/2022	65,000	[b]	66,788
Pactiv, Sr. Unscd. Notes	8.38	4/15/2027	50,000		51,625
Park-Ohio Industries, Gtd. Notes	6.63	4/15/2027	85,000		85,425
Peabody Securities Finance, Sr. Scd. Notes	6.38	3/31/2025	5,000	[b]	4,975
Reynolds Group, Gtd. Notes	7.00	7/15/2024	75,000	[b]	77,672
Reynolds Group Issuer, Sr. Scd. Notes	5.13	7/15/2023	175,000	[b]	177,758
Sealed Air, Gtd. Notes	5.13	12/1/2024	120,000	[b]	125,100

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Materials - .2% (continued)
Sealed Air, Gtd. Notes	5.25	4/1/2023	60,000	[b]	62,700
Sealed Air, Gtd. Notes	5.50	9/15/2025	45,000	[b]	47,363
SunCoke Energy Partners, Gtd. Notes	7.50	6/15/2025	35,000	[b]	35,438
				2,326,702
Media - .5%
Altice, Gtd. Notes	7.63	2/15/2025	75,000	[b]	70,383
Altice, Gtd. Notes	7.75	5/15/2022	200,000	[b]	204,250
Altice Financing, Sr. Scd. Bonds	7.50	5/15/2026	150,000	[b]	152,625
Altice Financing, Sr. Scd. Notes	6.63	2/15/2023	150,000	[b]	154,125
AMC Networks, Gtd. Notes	4.75	8/1/2025	50,000		49,855
AMC Networks, Gtd. Notes	4.75	12/15/2022	75,000		75,915
AMC Networks, Gtd. Notes	5.00	4/1/2024	75,000		76,125
Cablevision Systems, Sr. Unscd. Notes	5.88	9/15/2022	130,000		135,525
Cablevision Systems, Sr. Unscd. Notes	8.00	4/15/2020	50,000		52,214
CBS Radio, Gtd. Notes	7.25	11/1/2024	50,000	[b]	51,875
CCO Holdings, Sr. Unscd. Notes	5.00	2/1/2028	200,000	[b]	200,250
CCO Holdings, Sr. Unscd. Notes	5.13	5/1/2027	200,000	[b]	203,500
CCO Holdings, Sr. Unscd. Notes	5.13	2/15/2023	125,000		127,187
CCO Holdings, Sr. Unscd. Notes	5.50	5/1/2026	75,000	[b]	77,587
CCO Holdings, Sr. Unscd. Notes	5.75	9/1/2023	70,000		71,750
CCO Holdings, Sr. Unscd. Notes	5.75	2/15/2026	200,000	[b]	209,750
CCO Holdings, Sr. Unscd. Notes	5.88	4/1/2024	75,000	[b]	78,541
Cengage Learning, Sr. Unscd. Notes	9.50	6/15/2024	50,000	[b]	46,875
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. B	6.50	11/15/2022	145,000		148,987

29

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Media - .5% (continued)
CSC Holdings, Gtd. Notes	5.50	4/15/2027	75,000	[b]	77,447
CSC Holdings, Gtd. Notes	6.50	2/1/2029	200,000	[b]	215,125
CSC Holdings, Sr. Unscd. Notes	6.75	11/15/2021	50,000		53,625
CSC Holdings, Sr. Unscd. Notes	10.88	10/15/2025	200,000	[b]	230,500
DISH DBS, Gtd. Notes	5.88	11/15/2024	50,000		43,313
DISH DBS, Gtd. Notes	5.88	7/15/2022	90,000		88,150
DISH DBS, Gtd. Notes	6.75	6/1/2021	90,000		93,032
DISH DBS, Gtd. Notes	7.75	7/1/2026	200,000		179,500
EW Scripps, Sr. Unscd. Notes	5.13	5/15/2025	50,000	[b]	47,625
Gray Television, Gtd. Notes	5.13	10/15/2024	75,000	[b]	76,500
Gray Television, Gtd. Notes	5.88	7/15/2026	75,000	[b]	77,485
Lee Enterprises, Sr. Scd. Notes	9.50	3/15/2022	50,000	[b]	51,438
Nexstar Escrow, Gtd. Notes	5.63	8/1/2024	75,000	[b]	76,327
Quebecor Media, Sr. Unscd. Notes	5.75	1/15/2023	100,000		104,750
Radiate Holdco, Sr. Unscd. Notes	6.88	2/15/2023	100,000	[b]	100,500
Sinclair Television Group, Gtd. Notes	5.38	4/1/2021	75,000		75,188
Sinclair Television Group, Gtd. Notes	6.13	10/1/2022	75,000		76,594
Sirius XM Radio, Gtd. Notes	3.88	8/1/2022	45,000	[b]	45,169
Sirius XM Radio, Gtd. Notes	5.38	4/15/2025	45,000	[b]	46,294
Sirius XM Radio, Gtd. Notes	5.38	7/15/2026	75,000	[b]	77,437
Sirius XM Radio, Gtd. Notes	6.00	7/15/2024	75,000	[b]	77,719
TEGNA, Gtd. Notes	4.88	9/15/2021	15,000	[b]	15,131
TEGNA, Gtd. Notes	6.38	10/15/2023	45,000		46,603

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Media - .5% (continued)
Tribune Media, Gtd. Notes	5.88	7/15/2022	75,000		76,425
Unitymedia Hessen GmbH & Co., Sr. Scd. Bonds	5.00	1/15/2025	75,000	[b]	77,062
Univision Communications, Sr. Scd. Notes	5.13	5/15/2023	75,000	[b]	72,750
Univision Communications, Sr. Scd. Notes	5.13	2/15/2025	75,000	[b]	70,781
Univision Communications, Sr. Scd. Notes	6.75	9/15/2022	25,000	[b]	25,625
UPC Holding, Sr. Scd. Notes	5.50	1/15/2028	200,000	[b]	202,500
Viacom, Jr. Sub. Notes	5.88	2/28/2057	50,000		50,625
Viacom, Jr. Sub. Notes	6.25	2/28/2057	50,000		51,630
Virgin Media Secured Finance, Sr. Scd. Bonds	5.25	1/15/2026	75,000	[b]	76,572
Ziggo, Sr. Scd. Notes	5.50	1/15/2027	150,000	[b]	150,375
Ziggo Bond Finance, Sr. Unscd. Notes	6.00	1/15/2027	75,000	[b]	73,875
				5,090,991
Metals & Mining - .1%
AK Steel, Gtd. Notes	7.63	10/1/2021	20,000		20,000
Alcoa Nederland Holding, Gtd. Notes	6.75	9/30/2024	75,000	[b]	79,500
Alcoa Nederland Holding, Gtd. Notes	7.00	9/30/2026	75,000	[b]	81,187
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/2023	75,000		81,447
Barminco Finance, Sr. Scd. Notes	6.63	5/15/2022	15,000	[b]	15,510
Century Aluminum, Scd. Notes	7.50	6/1/2021	50,000	[b]	49,875
Cleveland-Cliffs, Gtd. Notes	5.75	3/1/2025	75,000		74,719
Coeur Mining, Gtd. Notes	5.88	6/1/2024	10,000		9,538
Constellium, Sr. Unscd. Notes	6.63	3/1/2025	75,000	[b]	78,187
FMG Resources, Gtd. Notes	4.75	5/15/2022	50,000	[b]	50,813
Freeport-McMoran, Gtd. Notes	4.00	11/14/2021	50,000		50,688

31

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Metals & Mining - .1% (continued)
Freeport-McMoRan, Gtd. Notes	3.55	3/1/2022	75,000		74,531
Freeport-McMoRan, Gtd. Notes	3.88	3/15/2023	100,000		99,250
Freeport-McMoRan, Gtd. Notes	4.55	11/14/2024	50,000		49,813
Freeport-McMoRan, Gtd. Notes	5.40	11/14/2034	75,000		70,781
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	100,000		90,750
Hudbay Minerals, Gtd. Notes	7.25	1/15/2023	25,000	[b]	26,031
Hudbay Minerals, Gtd. Notes	7.63	1/15/2025	75,000	[b]	78,375
IAMGOLD, Gtd. Notes	7.00	4/15/2025	50,000	[b]	51,250
Mountain Province Diamonds, Scd. Notes	8.00	12/15/2022	100,000	[b]	100,875
Steel Dynamics, Gtd. Notes	5.00	12/15/2026	75,000		77,437
Steel Dynamics, Gtd. Notes	5.13	10/1/2021	35,000		35,263
United States Steel, Sr. Unscd. Notes	6.25	3/15/2026	95,000		85,619
United States Steel, Sr. Unscd. Notes	6.88	8/15/2025	100,000		94,340
				1,525,779
Real Estate - .2%
CoreCivic, Gtd. Notes	4.75	10/15/2027	80,000		69,300
CoreCivic, Gtd. Notes	5.00	10/15/2022	125,000		125,469
CyrusOne, Gtd. Notes	5.38	3/15/2027	95,000		99,037
Equinix, Sr. Unscd. Notes	5.38	1/1/2022	85,000		87,337
Equinix, Sr. Unscd. Notes	5.38	4/1/2023	49,000		50,210
Equinix, Sr. Unscd. Notes	5.88	1/15/2026	200,000		211,500
ESH Hospitality, Gtd. Notes	5.25	5/1/2025	75,000	[b]	75,469
FelCor Lodging, Gtd. Notes	6.00	6/1/2025	50,000		52,313
GEO Group, Gtd. Notes	5.13	4/1/2023	30,000		28,275

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Real Estate - .2% (continued)
GEO Group, Gtd. Notes	5.88	10/15/2024	30,000		27,600
GEO Group, Gtd. Notes	6.00	4/15/2026	35,000		31,500
Iron Mountain, Gtd. Notes	5.25	3/15/2028	100,000	[b]	99,000
Iron Mountain, Gtd. Notes	5.75	8/15/2024	125,000		126,250
Iron Mountain US Holdings, Gtd. Notes	5.38	6/1/2026	50,000	[b]	49,750
iStar, Sr. Unscd. Bonds	6.00	4/1/2022	100,000		102,625
Mack-Cali Realty, Sr. Unscd. Notes	3.15	5/15/2023	30,000		27,406
MGM Growth Properties Operating Partnership, Gtd. Notes	4.50	9/1/2026	100,000		99,250
MPT Operating Partnership, Gtd. Notes	5.00	10/15/2027	130,000		130,650
MPT Operating Partnership, Gtd. Notes	5.25	8/1/2026	75,000		76,687
Realogy Group, Gtd. Notes	4.88	6/1/2023	75,000	[b]	71,885
Realogy Group, Gtd. Notes	5.25	12/1/2021	50,000	[b]	50,438
RHP Hotel Properties, Gtd. Notes	5.00	4/15/2023	100,000		102,250
RHP Hotel Properties, Gtd. Notes	5.00	4/15/2021	60,000		60,375
SBA Communications, Sr. Unscd. Notes	4.88	7/15/2022	125,000		127,031
SBA Communications, Sr. Unscd. Notes	4.88	9/1/2024	85,000		86,648
Starwood Property Trust, Sr. Unscd. Notes	3.63	2/1/2021	125,000		124,687
Starwood Property Trust, Sr. Unscd. Notes	5.00	12/15/2021	15,000		15,356
Uniti Group, Gtd. Notes	8.25	10/15/2023	150,000		140,437
Uniti Group, Sr. Scd. Notes	6.00	4/15/2023	75,000	[b]	72,188
Washington Prime Group, Sr. Unscd. Notes	3.85	4/1/2020	75,000		74,798
Washington Prime Group, Sr. Unscd. Notes	5.95	8/15/2024	105,000		97,470

33

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Real Estate - .2% (continued)
WeWork Cos., Gtd. Notes	7.88	5/1/2025	45,000	[b]	44,719
				2,637,910
Retailing - .2%
Asbury Automotive Group, Gtd. Notes	6.00	12/15/2024	55,000		57,063
Beacon Escrow, Gtd. Notes	4.88	11/1/2025	100,000	[b]	96,500
Conn's, Gtd. Notes	7.25	7/15/2022	10,000		10,050
DriveTime Automotive Group, Sr. Scd. Notes	8.00	6/1/2021	60,000	[b]	61,200
Golden Nugget, Sr. Unscd. Notes	6.75	10/15/2024	75,000	[b]	76,875
Group 1 Automotive, Gtd. Notes	5.00	6/1/2022	25,000		25,375
KFC Holding, Gtd. Notes	4.75	6/1/2027	100,000	[b]	99,538
KFC Holding, Gtd. Notes	5.25	6/1/2026	75,000	[b]	77,531
L Brands, Gtd. Notes	6.69	1/15/2027	65,000		63,863
L Brands, Gtd. Notes	6.75	7/1/2036	75,000		65,625
L Brands, Gtd. Notes	6.88	11/1/2035	75,000		66,938
Men's Wearhouse, Gtd. Notes	7.00	7/1/2022	35,000		34,388
Michaels Stores, Gtd. Notes	5.88	12/15/2020	75,000	[b]	75,244
New Red Finance, Scd. Notes	5.00	10/15/2025	100,000	[b]	99,375
New Red Finance, Sr. Scd. Notes	4.25	5/15/2024	150,000	[b]	148,125
New Red Finance, Sr. Scd. Notes	4.63	1/15/2022	50,000	[b]	50,281
Penske Automotive Group, Gtd. Notes	5.50	5/15/2026	85,000		85,106
Petsmart, Gtd. Notes	7.13	3/15/2023	85,000	[b]	75,650
Rite Aid, Gtd. Notes	6.13	4/1/2023	150,000	[b]	128,344
Sonic Automotive, Gtd. Notes	5.00	5/15/2023	75,000		74,438
Yum! Brands, Sr. Unscd. Notes	3.75	11/1/2021	100,000		100,250

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Retailing - .2% (continued)
Yum! Brands, Sr. Unscd. Notes	3.88	11/1/2020	15,000		15,113
				1,586,872
Semiconductors & Semiconductor Equipment - .0%
Advanced Micro Devices, Sr. Unscd. Notes	7.50	8/15/2022	150,000		168,000
Sensata Technologies, Gtd. Notes	6.25	2/15/2026	75,000	[b]	79,594
				247,594
Technology Hardware & Equipment - .1%
Booz Allen Hamilton, Gtd. Notes	5.13	5/1/2025	50,000	[b]	50,750
Dell, Sr. Unscd. Bonds	4.63	4/1/2021	45,000		45,872
Diamond 1 Finance, Gtd. Notes	5.88	6/15/2021	75,000	[b]	76,404
Diebold Nixdorf, Gtd. Notes	8.50	4/15/2024	90,000		75,600
EMC, Sr. Unscd. Notes	2.65	6/1/2020	200,000		198,993
GCI, Sr. Unscd. Notes	6.75	6/1/2021	15,000		15,047
GCI, Sr. Unscd. Notes	6.88	4/15/2025	85,000		89,462
Harland Clarke Holdings, Sr. Unscd. Notes	9.25	3/1/2021	50,000	[b]	51,375
Leidos Holdings, Sr. Scd. Notes, Ser. 1	5.95	12/1/2040	75,000		73,949
NCR, Gtd. Notes	4.63	2/15/2021	75,000		74,625
NCR, Gtd. Notes	5.00	7/15/2022	75,000		75,469
NCR, Gtd. Notes	5.88	12/15/2021	70,000		70,788
Western Digital, Gtd. Notes	4.75	2/15/2026	90,000		87,075
				985,409
Telecommunication Services - .4%
Altice France, Sr. Scd. Bonds	6.25	5/15/2024	75,000	[b]	77,156
Altice France, Sr. Scd. Notes	7.38	5/1/2026	300,000	[b]	304,687
Anixter, Gtd. Notes	5.13	10/1/2021	20,000		20,725
CenturyLink, Sr. Unscd. Bonds, Ser. P	7.60	9/15/2039	120,000		105,600

35

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Telecommunication Services - .4% (continued)
CenturyLink, Sr. Unscd. Notes, Ser. Y	7.50	4/1/2024	50,000		53,844
Cincinnati Bell, Gtd. Notes	7.00	7/15/2024	75,000	[b]	69,565
CommScope, Gtd. Notes	5.00	6/15/2021	75,000	[b]	75,281
CommScope, Gtd. Notes	5.50	6/15/2024	75,000	[b]	75,750
CommScope Technologies Finance, Gtd. Notes	6.00	6/15/2025	75,000	[b]	76,455
Consolidated Communications, Gtd. Notes	6.50	10/1/2022	75,000		71,531
Embarq, Sr. Unscd. Notes	8.00	6/1/2036	50,000		49,563
Frontier Communications, Scd. Notes	8.50	4/1/2026	75,000	[b]	70,875
Frontier Communications, Sr. Unscd. Notes	7.63	4/15/2024	50,000		27,875
Frontier Communications, Sr. Unscd. Notes	9.00	8/15/2031	50,000		28,625
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/2022	125,000		91,875
Frontier Communications, Sr. Unscd. Notes	11.00	9/15/2025	300,000		195,750
Hughes Satellite Systems, Gtd. Notes	6.63	8/1/2026	75,000		76,031
Hughes Satellite Systems, Gtd. Notes	7.63	6/15/2021	130,000		139,100
Hughes Satellite Systems, Sr. Scd. Notes	5.25	8/1/2026	75,000		75,747
Inmarsat Finance, Gtd. Notes	4.88	5/15/2022	125,000	[b]	126,875
Intelsat Jackson Holdings, Gtd. Bonds	5.50	8/1/2023	90,000		81,562
Intelsat Jackson Holdings, Gtd. Notes	9.75	7/15/2025	150,000	[b]	154,687
Intelsat Jackson Holdings, Sr. Scd. Notes	8.00	2/15/2024	75,000	[b]	78,469
Intelsat Luxembourg, Gtd. Bonds	8.13	6/1/2023	45,000		34,256
Level 3 Financing, Gtd. Notes	5.38	8/15/2022	150,000		150,937
Nokia OYJ, Sr. Unscd. Notes	3.38	6/12/2022	50,000		50,048
Qwest, Sr. Unscd. Debs.	6.88	9/15/2033	125,000		125,107

36

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Telecommunication Services - .4% (continued)
Qwest, Sr. Unscd. Notes	7.25	9/15/2025	50,000		54,673
Sprint, Gtd. Notes	7.13	6/15/2024	225,000		226,055
Sprint, Gtd. Notes	7.88	9/15/2023	250,000		260,625
Sprint Capital, Gtd. Notes	6.88	11/15/2028	200,000		191,875
Sprint Capital, Gtd. Notes	8.75	3/15/2032	100,000		105,250
Sprint Communications, Sr. Unscd. Notes	6.00	11/15/2022	200,000		201,750
Telecom Italia, Gtd. Notes	8.88	11/15/2024	75,000	[b]	81,469
Telecom Italia, Sr. Unscd. Notes	5.30	5/30/2024	75,000	[b]	75,000
Telecom Italia Capital, Gtd. Notes	6.38	11/15/2033	100,000		97,719
Telecom Italia Capital, Gtd. Notes	7.20	7/18/2036	45,000		46,328
T-Mobile USA, Gtd. Bonds	6.50	1/15/2026	100,000		107,220
T-Mobile USA, Gtd. Notes	4.00	4/15/2022	50,000		50,625
T-Mobile USA, Gtd. Notes	4.75	2/1/2028	175,000		177,187
T-Mobile USA, Gtd. Notes	5.13	4/15/2025	100,000		103,375
T-Mobile USA, Gtd. Notes	5.38	4/15/2027	100,000		105,595
T-Mobile USA, Gtd. Notes	6.38	3/1/2025	150,000		156,331
				4,529,053
Transportation - .0%
XPO Logistics, Gtd. Notes	6.13	9/1/2023	25,000	[b]	25,625
XPO Logistics, Gtd. Notes	6.50	6/15/2022	40,000	[b]	41,050
				66,675
Utilities - .1%
AES, Sr. Unscd. Notes	4.88	5/15/2023	30,000		30,542
AES , Sr. Unscd. Notes	5.13	9/1/2027	95,000		99,038
AmeriGas Partners, Sr. Unscd. Notes	5.63	5/20/2024	75,000		78,562

37

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.0% (continued)
Utilities - .1% (continued)
AmeriGas Partners, Sr. Unscd. Notes		5.88	8/20/2026	75,000		78,743
Calpine, Sr. Scd. Notes		5.25	6/1/2026	130,000	[b]	130,650
Calpine, Sr. Scd. Notes		5.88	1/15/2024	75,000	[b]	76,687
Calpine, Sr. Unscd. Notes		5.75	1/15/2025	170,000		168,725
Clearway Energy, Gtd. Notes		5.38	8/15/2024	75,000		76,603
InterGen, Sr. Scd. Notes		7.00	6/30/2023	75,000	[b]	69,281
NRG Energy, Gtd. Notes		6.63	1/15/2027	75,000		80,531
NRG Energy, Gtd. Notes		7.25	5/15/2026	75,000		81,937
Talen Energy Supply, Gtd. Notes		9.50	7/15/2022	75,000	[b]	82,125
Vistra Energy, Gtd. Notes		7.63	11/1/2024	59,000		62,319
					1,115,743
Total Bonds and Notes (cost $54,920,012)				54,030,476
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	a
Options Purchased - .1%
Call Options - .0%
Swiss Market Index Contracts 300 Goldman Sachs	CHF	9,674	6/21/2019	2,902,163		48,013
Put Options - .1%
S&P 500 E-Mini Contracts 1,118		2,600	7/19/2019			626,080
S&P 500 E-Mini Contracts 1,188		2,515	6/21/2019	149,391,000		240,570
					866,650
Total Options Purchased (cost $1,710,663)				914,663

38

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Short-Term Investments - 87.1%
U.S. Government Securities
U.S. Treasury Bills	2.43	6/13/2019	364,918,500	[d]	363,879,591
U.S. Government Securities
U.S. Treasury Bills	2.42	7/5/2019	236,095,100	[d]	235,079,480
U.S. Treasury Bills	2.51	6/20/2019	39,395,000	[d]	39,265,051
U.S. Treasury Bills	2.49	5/23/2019	300,303,400	[d]	299,871,672
				574,216,203
Total Short-Term Investments (cost $938,067,195)			938,095,794
	1-Day Yield (%)		Shares
Investment Companies - 6.6%
Registered Investment Companies - 6.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $70,574,473)	2.45		70,574,473	[e]	70,574,473
Total Investments (cost $1,065,272,343)			98.8%	1,063,615,406
Cash and Receivables (Net)			1.2%	12,955,010
Net Assets			100.0%	1,076,570,416

CHF—Swiss Franc

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $22,720,400 or 2.11% of net assets.

c Non-income producing—security in default.

d Security is a discount security. Income is recognized through the accretion of discount.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

39

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	87.1
Investment Companies	6.6
Communications	1.0
Consumer, Non-cyclical	.8
Consumer, Cyclical	.8
Energy	.6
Industrial	.6
Financial	.5
Basic Materials	.3
Technology	.3
Utilities	.1
Options Purchased	.1
Diversified	.0
98.8

† Based on net assets.

See notes to consolidated financial statements.

40

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	71,233,766	429,942,363	430,601,656	70,574,473	6.6	1,113,289

See notes to consolidated financial statements.

41

CONSOLIDATED STATEMENT OF FUTURES
April 30, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Amsterdam Exchange Index	175	5/19	21,948,087[a]	22,306,437	358,350
ASX SPI 200	18	6/19	1,977,279[a]	1,999,802	22,523
Brent Crude	39	10/19	2,547,947[b]	2,715,960	168,013
CAC 40 10 Euro	329	5/19	20,147,400[a]	20,466,940	319,540
Chicago SRW Wheat	35	9/19	788,992[b]	766,063	22,929
Cocoa	95	9/19	2,153,032[b]	2,251,500	98,468
Corn No.2 Yellow	519	12/19	10,031,937[b]	9,886,950	144,987
Crude Oil	27	11/19	1,632,720[b]	1,702,890	70,170
DAX	110	6/19	36,797,136[a]	38,095,424	1,298,288
FTSE 100	1,170	6/19	108,409,650[a]	112,465,501	4,055,851
FTSE/MIB Index	390	6/19	44,935,044[a]	46,929,034	1,993,990
Gasoline	140	7/19	11,422,190[b]	11,757,648	335,458
Gold 100 oz	137	8/19	17,591,280[b]	17,696,290	105,010
Hang Seng	149	5/19	28,067,570[a]	27,984,984	82,586
Hard Red Winter Wheat	463	9/19	10,042,573[b]	9,387,325	655,248
IBEX 35 Index	59	5/19	6,286,494[a]	6,326,471	39,977
Lean Hog	13	8/19	501,303[b]	483,990	17,313
LME Primary Aluminum	114	9/19	5,381,883[b]	5,159,213	222,670
LME Zinc	6	9/19	408,543[b]	420,450	11,907
Long Gilt	862	6/19	143,088,992[a]	143,113,791	24,799
Mini MSCI Emerging Markets Index	417	6/19	21,816,143	22,522,170	706,027
Natural Gas	6	9/19	170,818[b]	160,080	10,738
Platinum	366	7/19	15,522,589[b]	16,318,110	795,521
S&P/Toronto Stock Exchange 60 Index	230	6/19	33,576,558[a]	34,109,427	532,869
Silver	32	7/19	2,448,195[b]	2,397,440	50,755
Soybean	219	11/19	9,958,074[b]	9,578,513	379,561
Standard & Poor's 500 E-mini	598	6/19	85,532,221	88,160,150	2,627,929
Sugar No.11	349	9/19	5,174,787[b]	4,960,267	214,520
Topix	773	6/19	110,890,906[a]	112,069,213	1,178,307
U.S. Treasury 10 Year Notes	2,917	6/19	358,329,596	360,750,874	2,421,278
Futures Short
Australian 10 Year Bond	970	6/19	92,811,331[a]	94,556,037	(1,744,706)
Canadian 10 Year Bond	144	6/19	14,875,750[a]	14,852,519	(23,231)
Coffee "C"	127	9/19	4,512,024[b]	4,545,806	(33,782)
Copper	57	9/19	4,156,925[b]	4,151,738	(5,187)
Cotton No.2	71	12/19	2,727,024[b]	2,686,995	(40,029)

42

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Crude Soybean Oil	736	12/19	13,116,398[b]	12,634,176	(482,222)
Euro-Bond	674	6/19	124,113,046[a]	124,967,483	(854,437)
Japanese 10 Year Bond	22	6/19	30,166,041[a]	30,163,472	(2,569)
Live Cattle	12	8/19	557,691[b]	536,520	(21,171)
LME Primary Nickel	9	9/19	675,027[b]	661,014	(14,013)
LME Refined Pig Lead	3	9/19	144,759[b]	144,450	(309)
Low Sulphur Gas Oil	38	12/19	2,440,047[b]	2,451,000	(10,953)
NY Harbor ULSD	73	7/19	6,344,176[b]	6,400,582	(56,406)
NYMEX Palladium	17	9/19	2,332,518[b]	2,344,470	(11,952)
Soybean Meal	264	12/19	8,269,084[b]	8,096,880	(172,204)
Gross Unrealized Appreciation				18,965,582
Gross Unrealized Depreciation				(3,473,171)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

43

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN
April 30, 2019 (Unaudited)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
S&P 500 E-Mini Contracts 743	2,985	5/17/19	110,892,750		(334,350)
S&P 500 E-Mini Contracts 733	3,035	6/7/19	111,232,750		(234,560)
Put Options:
Swiss Market Index Contracts 300, Goldman Sachs	9,674	6/21/19	2,902,163	CHF	(39,228)
S&P 500 E-Mini Contracts 743	2,750	5/17/19	102,162,500		(113,308)
S&P 500 E-Mini Contracts 733	2,800	6/7/19	102,620,000		(432,470)
Total Options Written (premiums received $1,220,303)					(1,153,916)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

CHF—Swiss Franc

See notes to consolidated financial statements.

44

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of Montreal
Swedish Krona	100,523,000	United States Dollar	10,868,163	6/19/19	(240,710)
United States Dollar	6,285,546	Swedish Krona	58,701,921	6/19/19	79,485
Japanese Yen	2,656,077,000	United States Dollar	24,146,637	6/19/19	(204,340)
United States Dollar	5,609,039	Japanese Yen	619,140,936	6/19/19	28,005
Norwegian Krone	133,112,147	United States Dollar	15,377,423	6/19/19	82,381
United States Dollar	10,885,105	Australian Dollar	15,380,792	6/19/19	29,379
United States Dollar	21,291,086	Swiss Franc	21,299,837	6/19/19	286,138
British Pound	8,061,000	United States Dollar	10,597,514	6/19/19	(57,819)
United States Dollar	4,060,912	British Pound	3,089,976	6/19/19	20,792
Canadian Dollar	10,674,947	United States Dollar	7,981,770	6/19/19	(3,231)
United States Dollar	10,440,288	Canadian Dollar	13,969,000	6/19/19	(252)
New Zealand Dollar	22,278,699	United States Dollar	15,241,081	6/19/19	(347,371)
United States Dollar	6,459,654	New Zealand Dollar	9,493,000	6/19/19	113,413
United States Dollar	58,064,067	Euro	51,258,000	6/19/19	323,133
Citigroup
Euro	52,792,000	United States Dollar	60,145,950	6/19/19	(677,001)
United States Dollar	51,891,861	Euro	45,829,000	6/19/19	266,568
Swedish Krona	125,704,000	United States Dollar	13,581,514	6/19/19	(291,886)
United States Dollar	17,023,449	Swedish Krona	157,513,921	6/19/19	370,825
United States Dollar	49,691,144	Swiss Franc	49,581,837	6/19/19	795,750
United States Dollar	49,904,134	Australian Dollar	70,471,792	6/19/19	165,313
New Zealand Dollar	30,860,699	United States Dollar	21,124,524	6/19/19	(493,593)
United States Dollar	2,263,937	New Zealand Dollar	3,367,000	6/19/19	13,037

45

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup (continued)
Japanese Yen	5,532,109,000	United States Dollar	50,044,659	6/19/19	(177,356)
United States Dollar	15,187,254	Japanese Yen	1,677,786,936	6/19/19	63,418
British Pound	15,106,000	United States Dollar	19,761,886	6/19/19	(10,907)
United States Dollar	49,324,277	British Pound	37,494,976	6/19/19	299,885
Canadian Dollar	18,905,947	United States Dollar	14,147,714	6/19/19	(17,262)
United States Dollar	16,661,397	Canadian Dollar	22,133,000	6/19/19	119,020
Norwegian Krone	170,024,147	United States Dollar	19,761,786	6/19/19	(14,978)
United States Dollar	3,963,485	Norwegian Krone	33,584,000	6/19/19	62,999
Credit Suisse International
United States Dollar	6,281,176	Swedish Krona	58,701,921	6/19/19	75,115
United States Dollar	5,609,868	Japanese Yen	619,140,936	6/19/19	28,834
New Zealand Dollar	22,278,699	United States Dollar	15,238,429	6/19/19	(344,719)
Norwegian Krone	133,112,147	United States Dollar	15,375,374	6/19/19	84,430
United States Dollar	6,799,206	Australian Dollar	9,620,792	6/19/19	8,874
United States Dollar	21,287,702	Swiss Franc	21,299,837	6/19/19	282,754
Canadian Dollar	10,674,947	United States Dollar	7,978,960	6/19/19	(421)
United States Dollar	46,491,909	Euro	41,038,000	6/19/19	263,565
United States Dollar	4,059,116	British Pound	3,089,976	6/19/19	18,996
Goldman Sachs
United States Dollar	21,291,426	Swiss Franc	21,299,837	6/19/19	286,478
United States Dollar	10,009,597	Swedish Krona	93,038,921	6/19/19	173,373
New Zealand Dollar	22,278,699	United States Dollar	15,238,229	6/19/19	(344,519)
United States Dollar	11,891,303	New Zealand Dollar	17,598,000	6/19/19	126,724
United States Dollar	24,186,403	Japanese Yen	2,681,089,936	6/19/19	18,635
Canadian Dollar	44,965,947	United States Dollar	33,667,219	6/19/19	(59,319)

46

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs (continued)
United States Dollar	8,021,728	Canadian Dollar	10,656,000	6/19/19	57,351
United States Dollar	13,002,262	Australian Dollar	18,298,792	6/19/19	87,019
Euro	15,369,000	United States Dollar	17,577,034	6/19/19	(264,216)
United States Dollar	55,161,107	Euro	48,682,000	6/19/19	321,976
Norwegian Krone	133,112,147	United States Dollar	15,376,384	6/19/19	83,420
United States Dollar	7,305,220	Norwegian Krone	62,122,000	6/19/19	90,296
British Pound	32,581,000	United States Dollar	42,811,923	6/19/19	(212,517)
United States Dollar	4,059,697	British Pound	3,089,976	6/19/19	19,577
Swiss Franc	192,640	United States Dollar	188,900	5/6/19	262
State Street Bank and Trust Company
United States Dollar	3,061,151	Japanese Yen	337,713,241	6/19/19	16,951
Canadian Dollar	5,822,699	United States Dollar	4,351,959	6/19/19	(28)
Norwegian Krone	72,606,630	United States Dollar	8,386,640	6/19/19	45,981
United States Dollar	11,615,108	Swiss Franc	11,618,093	6/19/19	157,863
United States Dollar	3,427,386	Swedish Krona	32,019,231	6/19/19	42,262
United States Dollar	25,371,536	Euro	22,384,365	6/19/19	156,074
United States Dollar	2,213,823	British Pound	1,685,445	6/19/19	10,117
United States Dollar	3,710,091	Australian Dollar	5,247,706	6/19/19	6,273
New Zealand Dollar	12,152,021	United States Dollar	8,316,697	6/19/19	(192,853)
Gross Unrealized Appreciation					5,582,741
Gross Unrealized Depreciation					(3,955,298)

See notes to consolidated financial statements.

47

CONSOLIDATED STATEMENT OF SWAP AGREEMENTS
April 30, 2019 (Unaudited)

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 32 Received Fixed Rate of 5.00 3 Month	6/20/24	5,500,000	417,746	376,840	72,989
Gross Unrealized Appreciation				72,989

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to consolidated financial statements.

48

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	994,697,870	993,040,933
Affiliated issuers	70,574,473	70,574,473
Cash		4,433,825
Cash denominated in foreign currency	456,856	458,152
Cash collateral held by broker—Note 4		6,352,219
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		5,582,741
Receivable for shares of Common Stock subscribed		1,573,264
Receivable for futures variation margin—Note 4		1,490,906
Interest receivable		1,053,412
Swap upfront payments—Note 4		376,840
Receivable for investment securities sold		58,838
Prepaid expenses		69,642
		1,085,065,245
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,136,756
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,955,298
Payable for shares of Common Stock redeemed		1,817,779
Outstanding options written, at value (premiums received $1,220,303)—Note 4		1,153,916
Payable for investment securities purchased		247,747
Directors fees and expenses payable		27,385
Unrealized depreciation on foreign currency transactions		148
Accrued expenses		155,800
		8,494,829
Net Assets ($)		1,076,570,416
Composition of Net Assets ($):
Paid-in capital		1,062,238,853
Total distributable earnings (loss)		14,331,563
Net Assets ($)		1,076,570,416

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	42,733,132	38,262,914	367,497,502	628,076,868
Shares Outstanding	2,668,974	2,571,427	22,365,524	38,283,834
Net Asset Value Per Share ($)	16.01	14.88	16.43	16.41

See notes to consolidated financial statements.

49

CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Interest	12,532,242
Dividends:
Unaffiliated issuers	242,809
Affiliated issuers	1,113,289
Total Income	13,888,340
Expenses:
Management fee—Note 3(a)	6,279,033
Subsidiary management fee—Note 3(a)	389,248
Shareholder servicing costs—Note 3(c)	217,549
Distribution fees—Note 3(b)	154,062
Directors’ fees and expenses—Note 3(d)	57,213
Professional fees	54,355
Registration fees	40,743
Loan commitment fees—Note 2	13,788
Prospectus and shareholders’ reports	12,170
Custodian fees—Note 3(c)	1,928
Miscellaneous	55,738
Total Expenses	7,275,827
Less—reduction in expenses due to undertaking—Note 3(a)	(390,342)
Net Expenses	6,885,485
Investment Income—Net	7,002,855
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,310,683
Net realized gain (loss) on options transactions	(9,967,092)
Net realized gain (loss) on futures	(4,516,676)
Net realized gain (loss) on swap agreements	14,295
Net realized gain (loss) on forward foreign currency exchange contracts	7,073,132
Net Realized Gain (Loss)	(5,085,658)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,318,899
Net unrealized appreciation (depreciation) on options transactions	(565,555)
Net unrealized appreciation (depreciation) on futures	73,176,544
Net unrealized appreciation (depreciation) on swap agreements	138,634
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(4,429,975)
Net Unrealized Appreciation (Depreciation)	70,638,547
Net Realized and Unrealized Gain (Loss) on Investments	65,552,889
Net Increase in Net Assets Resulting from Operations	72,555,744

See notes to consolidated financial statements.

50

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	7,002,855	10,081,853
Net realized gain (loss) on investments	(5,085,658)	28,288,100
Net unrealized appreciation (depreciation) on investments	70,638,547	(99,962,769)
Net Increase (Decrease) in Net Assets Resulting from Operations	72,555,744	(61,592,816)
Distributions ($):
Distributions to shareholders:
Class A	(389,197)	(3,628,341)
Class C	(51,213)	(3,966,680)
Class I	(5,263,447)	(30,866,723)
Class Y	(10,345,880)	(35,205,227)
Total Distributions	(16,049,737)	(73,666,971)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,103,278	9,551,768
Class C	290,011	3,022,939
Class I	47,679,162	137,796,035
Class Y	102,457,474	161,422,956
Distributions reinvested:
Class A	340,199	3,266,497
Class C	43,093	3,248,878
Class I	4,729,808	26,282,157
Class Y	3,057,854	17,523,027
Cost of shares redeemed:
Class A	(10,532,776)	(32,687,647)
Class C	(11,227,284)	(33,272,348)
Class I	(177,259,856)	(290,753,006)
Class Y	(242,889,948)	(165,820,468)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(280,208,985)	(160,419,212)
Total Increase (Decrease) in Net Assets	(223,702,978)	(295,678,999)
Net Assets ($):
Beginning of Period	1,300,273,394	1,595,952,393
End of Period	1,076,570,416	1,300,273,394

51

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	203,890	601,336
Shares issued for distributions reinvested	23,527	207,002
Shares redeemed	(693,088)	(2,091,483)
Net Increase (Decrease) in Shares Outstanding	(465,671)	(1,283,145)
Class Ca
Shares sold	20,668	204,986
Shares issued for distributions reinvested	3,199	221,012
Shares redeemed	(796,864)	(2,276,707)
Net Increase (Decrease) in Shares Outstanding	(772,997)	(1,850,709)
Class Ia
Shares sold	3,060,209	8,550,569
Shares issued for distributions reinvested	319,166	1,622,356
Shares redeemed	(11,497,518)	(18,057,949)
Net Increase (Decrease) in Shares Outstanding	(8,118,143)	(7,885,024)
Class Ya
Shares sold	6,588,764	10,041,332
Shares issued for distributions reinvested	206,751	1,081,668
Shares redeemed	(15,740,653)	(10,121,870)
Net Increase (Decrease) in Shares Outstanding	(8,945,138)	1,001,130

[a] During the period ended April 30, 2019, 930 Class A shares representing $14,894 were exchanged for 906 Class I shares, 807 Class C shares representing $11,287 were exchanged for 747 Class A shares,483,743 Class Y shares representing $7,600,395 were exchanged for 481,216 Class I share and during the period ended October 31, 2018, 2,443 Class C shares representing $38,020 were automatically exchanged for 2,285 Class A shares, 10,885 Class A shares representing $170,857 were exchanged for 10,589 Class Y shares, 638,594 Class Y shares representing $10,291,095 were exchanged for 638,902 Class I share.

See notes to consolidated financial statements.

52

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	15.08	16.63	15.73	15.63	15.36	14.18
Investment Operations:
Investment income (loss)—net[a]	.07	.08	(.09)	(.17)	(.22)	(.19)
Net realized and unrealized gain (loss) on investments	.99	(.81)	1.02	.27	.49[b]	1.38
Total from Investment Operations	1.06	(.73)	.93	.10	.27	1.19
Distributions:
Dividends from investment income—net	–	–	–	–	–	(.01)
Dividends from net realized gain on investments	(.13)	(.82)	(.03)	–	–	–
Total Distributions	(.13)	(.82)	(.03)	–	–	(.01)
Net asset value, end of period	16.01	15.08	16.63	15.73	15.63	15.36
Total Return (%)C	7.15[d]	(4.63)	5.92	.70	1.69	8.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.51[e]	1.59	1.55	1.51	1.49	1.54
Ratio of net expenses to average net assets	1.44[e]	1.44	1.47	1.50	1.49	1.50
Ratio of net investment income (loss) to average net assets	.99[e]	.48	(.56)	(1.13)	(1.41)	(1.30)
Portfolio Turnover Rate	4.43[d]	17.55	69.80	10.66	165.55	124.10
Net Assets, end of period ($ x 1,000)	42,733	47,280	73,458	205,832	268,600	54,798

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to consolidated financial statements.

53

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.96	15.56	14.83	14.85	14.70	13.66
Investment Operations:
Investment income (loss)—net[a]	.02	(.04)	(.19)	(.27)	(.33)	(.29)
Net realized and unrealized gain (loss) on investments	.92	(.74)	.95	.25	.48[b]	1.33
Total from Investment Operations	.94	(.78)	.76	(.02)	.15	1.04
Distributions:
Dividends from net realized gain on investments	(.02)	(.82)	(.03)	–	–	–
Net asset value, end of period	14.88	13.96	15.56	14.83	14.85	14.70
Total Return (%)[c]	6.72[d]	(5.30)	5.14	(.07)	.95	7.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.25[e]	2.31	2.32	2.26	2.24	2.30
Ratio of net expenses to average net assets	2.18[e]	2.19	2.23	2.25	2.24	2.25
Ratio of net investment income (loss) to average net assets	.25[e]	(.27)	(1.26)	(1.82)	(2.16)	(2.08)
Portfolio Turnover Rate	4.43[d]	17.55	69.80	10.66	165.55	124.10
Net Assets, end of period ($ x 1,000)	38,263	46,681	80,834	131,341	141,904	23,672

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to consolidated financial statements.

54

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	15.51	17.04	16.08	15.93	15.61	14.39
Investment Operations:
Investment income (loss)—net[a]	.06	.12	(.03)	(.13)	(.19)	(.14)
Net realized and unrealized gain (loss) on investments	1.05	(.83)	1.02	.28	.51[b]	1.39
Total from Investment Operations	1.11	(.71)	.99	.15	.32	1.25
Distributions:
Dividends from investment income—net	–	–	–	–	–	(.03)
Dividends from net realized gain on investments	(.19)	(.82)	(.03)	–	–	–
Total Distributions	(.19)	(.82)	(.03)	–	–	(.03)
Net asset value, end of period	16.43	15.51	17.04	16.08	15.93	15.61
Total Return (%)	7.28[c]	(4.33)	6.17	1.01	1.92	8.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[d]	1.31	1.30	1.25	1.22	1.21
Ratio of net expenses to average net assets	1.19[d]	1.19	1.21	1.24	1.22	1.21
Ratio of net investment income (loss) to average net assets	1.24[d]	.73	(.17)	(.86)	(1.15)	(.94)
Portfolio Turnover Rate	4.43[c]	17.55	69.80	10.66	165.55	124.10
Net Assets, end of period ($ x 1,000)	367,498	472,940	653,752	446,643	489,361	71,731

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

55

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	15.53	17.04	16.07	15.91	15.59	14.39
Investment Operations:
Investment income (loss)—net[a]	.17	.13	(.02)	(.11)	(.15)	(.17)
Net realized and unrealized gain (loss) on investments	.74	(.82)	1.02	.27	.47[b]	1.40
Total from Investment Operations	.91	(.69)	1.00	.16	.32	1.23
Distributions:
Dividends from investment income—net	–	–	–	–	–	(.03)
Dividends from net realized gain on investments	(.03)	(.82)	(.03)	–	–	–
Total Distributions	(.03)	(.82)	(.03)	–	–	(.03)
Net asset value, end of period	16.41	15.53	17.04	16.07	15.91	15.59
Total Return (%)	7.24[c]	(4.27)	6.23	1.01	2.05	8.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[d]	1.21	1.21	1.18	1.14	1.16
Ratio of net expenses to average net assets	1.14[d]	1.14	1.15	1.16	1.14	1.16
Ratio of net investment income (loss) to average net assets	1.30[d]	.78	(.14)	(.68)	(.96)	(1.14)
Portfolio Turnover Rate	4.43[c]	17.55	69.80	10.66	165.55	124.10
Net Assets, end of period ($ x 1,000)	628,077	733,373	787,909	655,662	483,043	387,629

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

56

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus that serves as the fund's sub-investment adviser, was renamed Mellon Investments Corporation (the “Sub adviser”).

Effective June 3, 2019, the fund changed its name from Dynamic Total Return Fund to BNY Mellon Dynamic Total Return Fund and the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The fund may invest in certain commodities through its investment in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the

57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2019:

Subsidiary Activity
Consolidated fund Net Assets ($)	1,076,570,416
Subsidiary Percentage of fund Net Assets	6.53%
Subsidiary Financial Statement Information ($)
Total assets	70,418,327
Total liabilities	92,992
Net assets	70,325,335
Total income	764,199
Investment income—net	354,002
Net realized gain (loss)	(671,536)
Net unrealized appreciation (depreciation)	1,918,999
Net increase (decrease) in net assets resulting from operations	1,601,465

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

58

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency

59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its

60

net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	54,030,476	–	54,030,476
Investment Company	70,574,473	–	–	70,574,473
U.S. Treasury	–	938,095,794	–	938,095,794

61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Other Financial Instruments:
Futures††	18,965,582	–	–	18,965,582
Forward Foreign Currency Exchange Contracts††	–	5,582,741	–	5,582,741
Options Purchased	866,650	48,013	–	914,663
Swaps††	–	72,989	–	72,989
Liabilities ($)
Other Financial Instruments:
Futures††	(3,473,171)	–	–	(3,473,171)
Forward Foreign Currency Exchange Contracts††	–	(3,955,298)	–	(3,955,298)
Options Written	(1,114,688)	(39,228)	–	(1,153,916)

† See Consolidated Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

62

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the consolidated Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $39,049,948 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $4,890,706 of short-term capital losses and $34,159,242 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $44,222,833, and long-term capital gains $29,444,138. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be

64

effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking amounted to $389,248 during the period ended April 30, 2019.

In addition, the Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in

65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

expenses, pursuant to the undertaking, amounted to $1,094 during the period ended April 30, 2019.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser with respect to the fund and the Subsidiary, the Adviser pays the Sub Adviser an annual fee of .65% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly.

During the period ended April 30, 2019, the Distributor retained $2,571 from commissions earned on sales of the fund’s Class A shares and $1,113 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $154,062 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $53,987 and $51,354, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing

66

transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $801 for transfer agency services. These fees are included in Shareholder servicing costs in the consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $1,928 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the consolidated Statement of Assets and Liabilities consist of: management fees $1,084,993, Distribution Plan fees $23,941, Shareholder Services Plan fees $16,727, custodian fees $6,416, Chief Compliance Officer fees $5,660 and transfer agency fees $2,400, which are offset against an expense reimbursement currently in effect in the amount of $3,381.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2019, amounted to $7,668,048 and $97,317,240, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or

67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2019 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The

68

maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at April 30, 2019 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is

69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2019 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

70

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the consolidated Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at April 30, 2019 are set forth in the consolidated Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of

71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the consolidated Statement of Assets and Liabilities and the consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	2,686,647	[1,2]	Interest rate risk	(3,739,631)	[1,3]
Equity risk	13,890,330	[1,2]	Equity risk	(39,228)	[3]
Foreign exchange risk	5,582,741	[4]	Foreign exchange risk	(3,955,298)	[4]
Credit risk	72,989	[5]	Credit risk	-
Commodity risk	3,303,268	[1]	Commodity risk	(848,228)	[1]
Gross fair value of derivative contracts	25,535,975			(8,582,385)

Consolidated Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on futures as reported in the Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Outstanding options written, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

[5]Includes cumulative appreciation (depreciation) on swap agreements as reported in the Consolidated Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments in the consolidated Statement of Operations during the period ended April 30, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	25,464,660		-		-		-		25,464,660
Equity	(29,312,983)		(9,967,092)		-		-		(39,280,075)
Foreign exchange	-		-		7,073,132		-		7,073,132
Credit	-		-		-		14,295		14,295
Commodity	(668,353)		-		-		-		(668,353)
Total	(4,516,676)		(9,967,092)		7,073,132		14,295		(7,396,341)

72

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	9,630,232		(546,475)		-		-		9,083,757
Equity	61,642,837		(19,080)		-		-		61,623,757
Foreign exchange	-		-		(4,429,975)		-		(4,429,975)
Credit	-		-		-		138,634		138,634
Commodity	1,903,475		-		-		-		1,903,475
Total	73,176,544		(565,555)		(4,429,975)		138,634		68,319,648

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net unrealized appreciation (depreciation) on futures.
[6] Net unrealized appreciation (depreciation) on options transactions.
[7] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the consolidated Statement of Assets and Liabilities.

73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	18,965,582	(3,473,171)
Options	914,663	(1,153,916)
Forward contracts	5,582,741	(3,955,298)
Swaps	72,989	-
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	25,535,975	(8,582,385)
Derivatives not subject to
Master Agreements	(20,667,789)	4,932,999
Total gross amount of assets
and liabilities subject to
Master Agreements	4,868,186	(3,649,386)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2019:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of Montreal	962,726		(853,723)	-		109,003
Citigroup	2,156,815		(1,682,983)	(473,832)		-
Goldman Sachs International	1,313,124		(919,799)	(393,325)		-
State Street Bank and Trust Company	435,521		(192,881)	(242,640)		-
Total	4,868,186		(3,649,386)	(1,109,797)		109,003

74

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of Montreal	(853,723)		853,723	-		-
Citigroup	(1,682,983)		1,682,983	-		-
Goldman Sachs International	(919,799)		919,799	-		-
State Street Bank and Trust Company	(192,881)		192,881	-		-
Total	(3,649,386)		3,649,386	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Equity futures	899,661,685
Equity options contracts	5,419,257
Interest rate futures	1,061,375,554
Forward contracts	1,412,194,525
Commodity futures	153,413,272

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2019:

Average Notional Value ($)
Credit default swap agreements	4,958,571

At April 30, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $15,602,293, consisting of $25,495,929 gross unrealized appreciation and $9,893,636 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the consolidated Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the

76

fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one-year period when it was above the Performance Group and Performance Universe medians and the five- and ten-year periods when it was above the Performance Universe medians. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed: (1) for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to the Adviser by the subsidiary; and (2) until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed

77

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

78

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• While the Board was somewhat concerned about the fund’s relative performance, it noted improved relative performance in the most recent one-year period.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

79

NOTES

80

NOTES

81

For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser

Mellon Investments Corporation
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6140SA0419

BNY Mellon Global Dynamic Bond Income Fund

SEMIANNUAL REPORT April 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Dynamic Bond Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Dynamic Bond Income Fund (formerly Dreyfus Global Dynamic Bond Income Fund) covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by portfolio managers Paul Brain, Howard Cunningham, and Parmeshwar Chadha, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Global Dynamic Bond Income Fund’s (formerly Dreyfus Global Dynamic Bond Income Fund) Class A shares produced a total return of 4.17%, Class C shares returned 3.80%, Class I shares returned 4.28% and Class Y shares returned 4.31%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 1.19% for the same period.2

Global bond markets encountered heightened volatility during the first few months of the reporting period, but regained strength due in part to continued accommodative monetary policies from major central banks. The fund outperformed the Index, largely due to positions in long-dated U.S. and Australian government bonds, which performed well during the period.

On July 31, 2018, the Citi One-Month U.S. Treasury Bill Index was renamed FTSE One-Month U.S. Treasury Bill Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce absolute or real returns across economic cycles. The fund’s investments will be focused globally among the developed and emerging capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.

The fund’s portfolio managers employ a dynamic, unconstrained approach in allocating the fund’s assets globally, principally among government bonds, emerging-market sovereign debt, investment-grade and high-yield corporate instruments, and currencies. The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation, and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

A Tale of Two Markets

Financial-market volatility persisted in November and December 2018, as tightening U.S.-dollar liquidity, softening global growth momentum, and deteriorating equity and credit markets helped government bonds to rally. Slower employment growth and weaker headline inflation, aided by lower oil prices, were supportive of a more gradual approach to U.S. monetary tightening, despite an additional 0.25% U.S. Federal Reserve (the “Fed”) interest-rate hike in December. As a result, financial markets began the year strongly.

In January 2019, rising expectations that the Fed would pause its interest-rate hikes was confirmed by Chair Jerome Powell, which helped bonds and equities to rally. Despite risk assets’ positive performance, economic data pointed to a further loss of global growth and trade momentum, with German factory orders contracting, South Korean exports declining, and China’s manufacturing Purchasing Managers’ Indices (PMIs) also suggestive of weak future output. Even in the U.S., where growth momentum remained relatively more robust, Institute for Supply Management (ISM) manufacturing figures softened, and headline inflation declined, aided by lower energy prices and prior dollar strength. Meanwhile, in China, policy easing continued with a further 100 basis points of reserve-requirement ratio cuts for major banks, value-added tax (VAT) cuts, and local government infrastructure investment helping to stabilize forward-looking growth indicators by the end of the reporting period.

Long-Dated Government Bonds Help Relative Performance

Despite significant volatility, especially in riskier assets such as high-yield and emerging-market bonds, all four asset classes in the fund provided positive performance during the period. Long-dated U.S. and Australian government bonds made a significant contribution to the fund. Subordinated bank bonds from issuers including Banco Bilbao Vizcaya Argentaria (BBVA), Banco Santander, Société Générale and Amigo Luxembourg, as well as industrials such as Matalan Finance, also bolstered results. Ecuador and the Dominican Republic performed well among the emerging-market holdings. In investment-grade credit, CYBG provided favorable results, bouncing back from supply-related weakness.

In a period of strong performance, the main headwinds to performance came from individual corporate holdings, such as United Kingdom-based insurance and leisure company Saga, which suffered from poor earnings. Within the emerging-market space, our holdings of short-dated Argentina bonds declined due to the increased political risk around the upcoming presidential election. Hedging activities, such as put options on U.S. Treasuries and shorting U.S. Treasury futures, detracted from performance.

4

A Constructive Investment Posture

Provided central banks remain dovish, and global economic activity does not slow too much, corporate and emerging markets offer reasonably attractive carry, while high-quality government bonds should act as a hedge if growth deteriorates. However, we should expect lower returns over the next few months, given a very strong start to the year.

Given the above outlook, we have increased our risk exposure, though it still remains relatively conservative. We have balanced the increase in risk through increasing government bond duration, especially in the U.S. With regard to currencies, a dovish Fed points towards limited near-term upside for the U.S. dollar and a favorable environment for higher-yielding and global growth-correlated currencies. However, this has been balanced through long positions in safe-haven currencies, such as the Japanese yen and Swiss franc.

June 3, 2019

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc., pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower.

2  Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.80	$7.58	$2.53	$2.53
Ending value (after expenses)	$1,041.70	$1,038.00	$1,042.80	$1,043.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.76	$7.50	$2.51	$2.51
Ending value (after expenses)	$1,021.08	$1,017.36	$1,022.32	$1,022.32

† Expenses are equal to the fund’s annualized expense ratio of .75% for Class A, 1.50% for Class C, .50% for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2019 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 87.4%
Argentina - .3%
Argentine Government, Sr. Unscd. Bonds		6.88	4/22/2021	400,000	338,000
Australia - 3.6%
Australian Government, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	300,000	261,450
Australian Government, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	2,705,000	2,124,027
Commonwealth Bank of Australia, Covered Bonds		2.13	7/22/2020	250,000	248,678
Treasury Corporation of Victoria, Govt. Gtd. Notes	AUD	4.25	12/20/2032	1,230,000	1,043,425
					3,677,580
Austria - 1.0%
JBS Investments, Gtd. Notes		7.25	4/3/2024	400,000	415,940
Oesterreichische Kontrollbank, Govt. Gtd. Bonds		2.88	9/7/2021	580,000	586,756
					1,002,696
Azerbaijan - 1.0%
Azerbaijan Government, Sr. Unscd. Bonds		5.13	9/1/2029	480,000	485,333
Azerbaijan Government, Sr. Unscd. Notes		4.75	3/18/2024	470,000	486,798
					972,131
Bahrain - .5%
Bahraini Government, Sr. Unscd. Bonds		5.50	3/31/2020	480,000	485,441
Belgium - .2%
Anheuser-Busch InBev, Gtd. Notes	GBP	2.25	5/24/2029	130,000	164,918
Bermuda - .3%
Hiscox, Sr. Unscd. Bonds	GBP	2.00	12/14/2022	265,000	344,356
Bolivia - .5%
Bolivian Government, Sr. Unscd. Notes		4.50	3/20/2028	500,000	469,400
Brazil - .3%
Light Servicos De Eletricidade, Gtd. Notes		7.25	5/3/2023	249,000	253,358
Canada - 1.3%
Province of British Columbia Canada, Sr. Unscd. Bonds		2.25	6/2/2026	676,000	659,425

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 87.4% (continued)
Canada - 1.3% (continued)
Province of British Columbia Canada, Sr. Unscd. Notes	EUR	0.88	10/8/2025	328,000	384,306
Royal Bank of Canada, Covered Bonds		1.88	2/5/2020	280,000	278,372
					1,322,103
Cayman Islands - .7%
Sable International Finance, Gtd. Notes		6.88	8/1/2022	233,000	[b] 244,068
Sable International Finance, Sr. Scd. Notes		5.75	9/7/2027	476,000	[b] 473,025
					717,093
Colombia - 1.5%
Colombian Government, Bonds	COP	7.50	8/26/2026	2,955,000,000	976,520
Ecopetrol, Sr. Unscd. Notes		5.88	9/18/2023	480,000	524,208
					1,500,728
Czech Republic - .5%
Czech Republic Government, Bonds, Ser. 52	CZK	4.70	9/12/2022	10,820,000	520,552
Denmark - 1.1%
Jyske Realkredit, Covered Bonds, Ser. 321E	DKK	1.00	4/1/2021	3,600,000	556,153
Kommunekredit, Sr. Unscd. Notes		1.63	6/1/2021	410,000	403,669
Orsted, Sr. Unscd. Notes	GBP	4.88	1/12/2032	116,000	190,214
					1,150,036
Dominican Republic - 1.4%
Dominican Government, Sr. Unscd. Bonds		7.50	5/6/2021	905,000	938,042
Dominican Republic Government, Sr. Unscd. Bonds		7.45	4/30/2044	420,000	476,700
					1,414,742
Ecuador - .6%
Ecuadorian Government, Sr. Unscd. Bonds		10.50	3/24/2020	200,000	209,552
Ecuadorian Government, Sr. Unscd. Notes		8.88	10/23/2027	400,000	408,500
					618,052
El Salvador - .4%
Salvadoran Government, Sr. Unscd. Notes		7.38	12/1/2019	440,000	445,889

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 87.4% (continued)
Ethiopia - .6%
Ethiopian Government, Sr. Unscd. Notes		6.63	12/11/2024	600,000	617,652
France - 1.0%
Altice France, Sr. Scd. Notes		7.38	5/1/2026	290,000	[b] 294,531
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	100,000	137,862
Loxam, Sr. Scd. Notes	EUR	2.88	4/15/2026	303,000	339,853
Societe Generale, Jr. Sub. Notes	EUR	6.75	4/7/2021	243,000	291,500
					1,063,746
Germany - 2.0%
DEMIRE Deutsche Mittelstand Real Estate, Sr. Unscd. Bonds	EUR	2.88	7/15/2022	320,000	365,193
FMS Wertmanagement, Govt. Gtd. Bonds		2.75	3/6/2023	700,000	710,490
HELLA Gmbh & Co., Sr. Unscd. Notes	EUR	1.00	5/17/2024	184,000	211,330
Kreditanstalt fuer Wiederaufbau, Govt. Gtd. Notes		1.50	4/20/2020	520,000	515,388
Unitymedia Hessen, Sr. Scd. Bonds	EUR	6.25	1/15/2029	198,000	248,597
					2,050,998
Guernsey - .1%
Summit Properties, Sr. Unscd. Bonds	EUR	2.00	1/31/2025	122,000	130,586
Hungary - 1.4%
Hungarian Government, Bonds, Ser. 24/C	HUF	2.50	10/24/2024	413,950,000	1,454,000
India - 1.5%
ECL Finance, Sr. Scd. Notes	INR	9.05	12/28/2019	14,500,000	207,169
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/2027	401,000	360,904
Housing Development Finance, Sr. Unscd. Notes	INR	7.88	8/21/2019	20,000,000	287,689
Housing Development Finance, Sr. Unscd. Notes	INR	8.22	3/28/2022	30,000,000	433,801
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	20,000,000	278,968
					1,568,531
Indonesia - .4%
Indonesian Government, Sr. Unscd. Bonds, Ser. FR61	IDR	7.00	5/15/2022	1,256,000,000	88,184

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.4% (continued)
Indonesia - .4% (continued)
Indonesian Government, Sr. Unscd. Notes		5.88	1/15/2024	320,000		354,481
					442,665
Ireland - 2.0%
Allied Irish Banks, Sub. Notes	EUR	4.13	11/26/2025	281,000		330,137
Bank of Ireland Group, Sub. Notes	GBP	3.13	9/19/2027	100,000		129,319
German Postal Pensions Securitisation, Govt. Gtd. Bonds, Ser. 3	EUR	3.75	1/18/2021	900,000		1,078,267
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/2037	181,994		215,071
Virgin Media Receivables Financing Notes I, Sr. Scd. Bonds	GBP	5.50	9/15/2024	208,000		280,523
					2,033,317
Israel - .2%
Israel Electric, Sr. Scd. Notes		4.25	8/14/2028	200,000	[b]	202,350
Italy - 1.1%
Italian Government, Bonds	EUR	0.35	6/15/2020	410,000		461,300
Italian Government, Bonds	EUR	3.85	9/1/2049	150,000	[b]	179,058
Pro-Gest, Sr. Unscd. Bonds	EUR	3.25	12/15/2024	221,000		238,603
Telecom Italia, Sr. Unscd. Notes		5.30	5/30/2024	200,000	[b]	200,000
					1,078,961
Ivory Coast - .5%
Ivory Coast Government, Sr. Unscd. Bonds		5.75	12/31/2032	497,750		470,871
Japan - 1.2%
Japanese Government, Sr. Unscd. Bonds, Ser. 387	JPY	0.10	4/15/2020	133,300,000		1,199,655
Jersey - .5%
AA Bond, Sr. Scd. Notes	GBP	4.25	7/31/2020	100,000		133,383
AA Bond, Sr. Scd. Notes	GBP	4.88	7/31/2024	100,000		131,764
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	200,000		265,352
					530,499
Kuwait - 1.1%
Kuwaiti Government, Sr. Unscd. Bonds		2.75	3/20/2022	1,100,000		1,099,208

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.4% (continued)
Luxembourg - 1.5%
4finance, Gtd. Notes		10.75	5/1/2022	200,000		190,564
Altice, Gtd. Notes		7.75	5/15/2022	280,000	[b]	285,950
Amigo Luxembourg, Sr. Scd. Notes	GBP	7.63	1/15/2024	200,000		261,212
AnaCap Financial Europe, Sr. Scd. Notes, 3 Month EURIBOR +5% @ Floor	EUR	5.00	8/1/2024	400,000	[c]	385,252
SELP Finance, Gtd. Bonds	EUR	1.25	10/25/2023	350,000		401,270
					1,524,248
Mexico - 2.2%
Fomento Economico Mexicano, Sr. Unscd. Bonds	EUR	1.75	3/20/2023	250,000		293,891
Mexican Government, Bonds, Ser. M	MXN	8.00	11/7/2047	9,100,000		454,142
Mexican Government, Bonds, Ser. M20	MXN	7.50	6/3/2027	22,270,000		1,133,931
Sigma Alimentos, Gtd. Bonds	EUR	2.63	2/7/2024	276,000		325,426
					2,207,390
Mongolia - .4%
Mongolian Government, Sr. Unscd. Notes		5.63	5/1/2023	450,000		445,413
Morocco - .5%
Moroccan Government, Sr. Unscd. Notes		4.25	12/11/2022	450,000		461,641
Netherlands - 2.7%
Enel Finance International, Gtd. Notes		2.75	4/6/2023	325,000		316,597
Fiat Chrysler Automobiles, Sr. Unscd. Notes		4.50	4/15/2020	250,000		252,813
Promontoria Holding, Sr. Scd. Notes	EUR	6.75	8/15/2023	100,000		116,646
Shell International Finance, Gtd. Notes, 3 Month LIBOR +0.45%		3.15	5/11/2020	287,000	[c]	288,252
Sigma Finance Netherlands, Gtd. Notes		4.88	3/27/2028	400,000		404,500
Telefonica Europe, Gtd. Notes	EUR	4.38	12/14/2024	400,000		468,681
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes	EUR	1.13	10/15/2024	200,000		202,420

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.4% (continued)
Netherlands - 2.7% (continued)
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		2.20	7/21/2021	268,000		257,613
Volkswagen International Finance, Gtd. Bonds, Ser. 4Y	EUR	0.50	3/30/2021	100,000		112,904
Vonovia Finance, Gtd. Notes, Ser. DIP	EUR	1.50	3/31/2025	242,000		286,493
					2,706,919
New Zealand - 2.1%
New Zealand Government, Sr. Unscd. Bonds	NZD	4.50	4/15/2027	1,625,000		1,232,964
New Zealand Government, Sr. Unscd. Bonds, Ser. 930	NZD	3.00	9/20/2030	990,000	[d]	866,914
					2,099,878
Norway - 1.5%
DNB Boligkreditt, Covered Bonds		2.50	3/28/2022	255,000		254,382
Norwegian Government, Bonds, Ser. 479	NOK	1.75	2/17/2027	7,050,000	[b]	823,914
SpareBank 1 Boligkreditt, Covered Bonds		1.75	11/15/2019	490,000	[b]	487,923
					1,566,219
Paraguay - .7%
Paraguayan Government, Sr. Unscd. Bonds		5.00	4/15/2026	680,000		720,800
Peru - 1.0%
Peruvian Government, Sr. Unscd. Notes	PEN	6.35	8/12/2028	1,546,000		509,352
Peruvian Government, Unscd. Notes	PEN	5.70	8/12/2024	1,530,000		493,718
					1,003,070
Saudi Arabia - 1.1%
Saudi Government, Sr. Unscd. Notes		4.38	4/16/2029	1,020,000		1,072,392
Singapore - .3%
Mulhacen, Sr. Scd. Bonds	EUR	6.50	8/1/2023	267,000		304,768
South Korea - .3%
Export-Import Bank of Korea, Sr. Unscd. Notes, Ser. 5FRN, 3 Month LIBOR +0.88%		3.46	1/25/2022	309,000	[c]	310,781
Spain - 1.3%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	5/24/2022	400,000		459,789
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	400,000		450,147

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 87.4% (continued)
Spain - 1.3% (continued)
Spanish Government, Bonds	EUR	5.15	10/31/2028	275,000	[b] 427,658
					1,337,594
Supranational - 2.3%
European Bank for Reconstruction & Development, Sr. Unscd. Notes		2.75	3/7/2023	400,000	406,182
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	8.30	10/2/2020	5,800,000,000	408,788
European Investment Bank, Sr. Unscd. Notes	IDR	7.20	7/9/2019	5,820,000,000	407,890
Inter-American Development Bank, Unscd. Notes	GBP	5.25	6/7/2021	220,000	311,756
International Bank for Reconstruction & Development, Sr. Unscd. Notes	GBP	4.88	12/7/2028	500,000	849,737
					2,384,353
Sweden - .6%
Kommuninvest I Sverige, Govt. Gtd. Notes		3.00	11/16/2021	300,000	304,732
Stadshypotek, Covered Bonds		2.50	4/5/2022	307,000	306,637
					611,369
Switzerland - .6%
UBS, Sub. Notes	EUR	4.75	2/12/2026	235,000	282,767
UBS Group Funding Switzerland, Gtd. Bonds		7.13	2/19/2020	280,000	286,311
					569,078
Turkey - .4%
Turk Telekomunikasyon, Sr. Unscd. Notes		6.88	2/28/2025	460,000	441,623
United Kingdom - 11.7%
Anglian Water Services Financing, Sr. Scd. Notes	GBP	1.63	8/10/2025	215,000	275,000
Bank of England, Sr. Unscd. Notes		2.50	3/5/2021	396,000	397,104
Bunzl Finance, Gtd. Bonds	GBP	2.25	6/11/2025	242,000	312,291
BUPA Finance, Gtd. Bonds	GBP	6.13	9/16/2020	130,000	178,723
Cadent Finance, Gtd. Notes	GBP	1.13	9/22/2021	264,000	342,633
Close Brothers Finance, Gtd. Notes	GBP	2.75	10/19/2026	141,000	188,262

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.4% (continued)
United Kingdom - 11.7% (continued)
Close Brothers Finance, Gtd. Notes	GBP	3.88	6/27/2021	200,000		273,029
Coca-Cola European Partners, Gtd. Notes	EUR	1.13	5/26/2024	160,000		187,984
Coventry Building Society, Covered Bonds, 3 Month LIBOR +0.30%	GBP	1.15	3/17/2020	100,000	[c]	130,598
Coventry Building Society, Sr. Unscd. Notes	EUR	2.50	11/18/2020	200,000		232,705
CYBG, Sr. Unscd. Notes	GBP	3.13	6/22/2025	390,000		497,200
EI Group, First Mortgage Bonds	GBP	6.38	2/15/2022	100,000		134,322
HSBC Bank, Sub. Notes	GBP	5.38	11/4/2030	195,000		293,683
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/2025	200,000		240,934
Informa, Gtd. Notes	EUR	1.50	7/5/2023	254,000		294,187
Investec, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000		508,113
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	210,000		266,781
Jaguar Land Rover Automotive, Gtd. Notes		3.50	3/15/2020	300,000	[b]	298,230
Jerrold Finco, Sr. Scd. Bonds	GBP	6.13	1/15/2024	208,000		276,467
KCA Deutag UK Finance, Sr. Scd. Notes		7.25	5/15/2021	450,000	[b]	398,250
Lloyds Banking Group, Jr. Sub. Bonds	GBP	7.00	6/27/2019	200,000		262,973
London & Quadrant Housing Trust, Sr. Scd. Bonds	GBP	2.63	5/5/2026	142,000		189,144
Matalan Finance, Sr. Scd. Bonds	GBP	6.75	1/31/2023	130,000		168,194
Mclaren Finance, Sr. Scd. Bonds	GBP	5.00	8/1/2022	333,000		432,235
Mitchells & Butlers Finance, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	162,763		240,125
Motability Operations Group, Gtd. Notes	EUR	1.63	6/9/2023	200,000		238,061
Nationwide Building Society, Jr. Sub. Notes	GBP	6.88	6/20/2019	400,000		525,998
Neptune Energy Bondco, Sr. Unscd. Notes		6.63	5/15/2025	400,000		405,000
NIE Finance, Gtd. Bonds	GBP	2.50	10/27/2025	117,000		156,170

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.4% (continued)
United Kingdom - 11.7% (continued)
Prudential, Sr. Unscd. Bonds	GBP	5.88	5/11/2029	205,000		351,665
Royal Bank of Scotland Group, Jr. Sub. Bonds		7.50	8/10/2020	400,000		412,500
Saga, Gtd. Bonds	GBP	3.38	5/12/2024	228,000		264,945
Skipton Building Society, Covered Bonds, 3 Month LIBOR +0.31%	GBP	1.14	5/2/2023	133,000	[c]	172,813
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	72,643		117,178
TP ICAP, Gtd. Notes	GBP	5.25	1/26/2024	330,000		443,017
UNITE USAF II, Mortgage Backed Notes	GBP	3.37	6/30/2023	300,000		414,673
Vedanta Resources Finance II, Gtd. Bonds		9.25	4/23/2026	490,000		493,253
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	194,000		250,964
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	200,000		210,481
Wagamama Finance, Sr. Scd. Notes	GBP	4.13	7/1/2022	100,000		130,116
Yorkshire Building Society, Covered Bonds, SONIA +.06%	GBP	1.32	11/19/2023	260,000	[c]	340,466
					11,946,467
United States - 26.1%
Anheuser-Busch InBev Worldwide, Gtd. Notes		4.00	4/13/2028	200,000		204,261
Antero Resources, Gtd. Notes		5.63	6/1/2023	312,000		316,774
AT&T, Sr. Unscd. Notes, 3 Month LIBOR +1.18%		3.78	6/12/2024	410,000	[c]	412,010
Best Buy, Sr. Unscd. Bonds		5.50	3/15/2021	210,000		218,155
Best Buy, Sr. Unscd. Notes		4.45	10/1/2028	248,000		253,168
BWAY Holding, Sr. Scd. Bonds	EUR	4.75	4/15/2024	219,000		252,571
CCO Holdings, Sr. Unscd. Notes		5.75	1/15/2024	381,000		391,477
CenturyLink, Sr. Unscd. Notes, Ser. V		5.63	4/1/2020	130,000		132,763
Chesapeake Energy, Gtd. Notes		6.63	8/15/2020	250,000		258,500

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.4% (continued)
United States - 26.1% (continued)
Chesapeake Energy, Gtd. Notes		7.00	10/1/2024	505,000		501,055
Citigroup, Sub. Notes		5.50	9/13/2025	450,000		497,161
Comcast, Gtd. Notes, 3 Month LIBOR +0.33%		2.92	10/1/2020	116,000	[c]	116,253
CommScope, Sr. Scd. Notes		5.50	3/1/2024	121,000	[b]	126,521
Dell International, Gtd. Notes		7.13	6/15/2024	470,000	[b]	497,239
Dollar General, Sr. Unscd. Notes		4.15	11/1/2025	208,000		217,110
eBay, Sr. Unscd. Notes, 3 Month LIBOR +0.48%		3.06	8/1/2019	329,000	[c]	329,262
EMC, Sr. Unscd. Notes		2.65	6/1/2020	103,000		102,481
Frontier Communications, Sr. Scd. Notes		8.00	4/1/2027	190,000	[b]	196,888
General Electric, Sr. Unscd. Notes	GBP	6.44	11/15/2022	17,966		24,772
HCA, Sr. Scd. Notes		6.50	2/15/2020	390,000		400,371
JPMorgan Chase & Co., Sr. Unscd. Notes, 3 Month LIBOR +1.21%		3.79	10/29/2020	323,000	[c]	327,471
Laureate Education, Gtd. Notes		8.25	5/1/2025	225,000	[b]	244,688
Level 3 Financing,, Gtd. Notes		6.13	1/15/2021	16,000		16,100
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	148,000	[b]	155,215
Microsoft, Sr. Unscd. Bonds		2.00	8/8/2023	250,000		244,324
New York Life Global Funding, Scd. Notes		1.70	9/14/2021	270,000		264,321
NextEra Energy Capital Holdings, Gtd. Notes		3.25	4/1/2026	101,000		100,993
NextEra Energy Capital Holdings, Gtd. Notes, 3 Month LIBOR +0.32%		2.93	9/3/2019	300,000	[c]	300,007
Packaging Corporation of America, Sr. Unscd. Notes		2.45	12/15/2020	71,000		70,465
Panther BF Aggregator 2, Sr. Scd. Bonds	EUR	4.38	5/15/2026	355,000		409,585
Post Holdings, Gtd. Notes		5.50	3/1/2025	273,000	[b]	280,508

16

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.4% (continued)
United States - 26.1% (continued)
Range Resources, Gtd. Notes		5.00	3/15/2023	383,000		374,049
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	150,000		169,516
Reynolds Group Issuer, Sr. Scd. Notes		5.75	10/15/2020	92,065		92,457
Rockies Express Pipeline, Sr. Unscd. Notes		5.63	4/15/2020	410,000	[b]	421,213
Spectrum Brands, Gtd. Bonds	EUR	4.00	10/1/2026	200,000		234,690
Sprint, Gtd. Notes		7.88	9/15/2023	260,000		271,050
Sprint Capital, Gtd. Notes		8.75	3/15/2032	228,000		239,970
Sprint Communications, Gtd. Notes		7.00	3/1/2020	400,000	[b]	412,000
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	693,000		714,656
U.S. Treasury Bonds		2.88	5/15/2043	1,750,000		1,742,515
U.S. Treasury Bonds		3.00	11/15/2045	2,462,000		2,501,238
U.S. Treasury Bonds		4.38	5/15/2040	730,000		913,384
U.S. Treasury Notes		1.50	8/15/2026	875,000		821,646
U.S. Treasury Notes		2.13	7/31/2024	885,000		877,516
U.S. Treasury Notes		2.25	11/15/2027	415,000		408,078
U.S. Treasury Notes		2.50	5/31/2020	1,609,900		1,612,101
U.S. Treasury Notes		2.63	2/15/2029	725,000		732,576
United States Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		2.13	2/15/2041	807,996	[d]	1,008,796
United States Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		2.38	1/15/2025	2,212,666	[d]	2,454,343
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted		0.75	7/15/2028	2,058,631	[d]	2,102,222
US Bank, Sr. Unscd. Notes, 3 Month LIBOR +0.32%		2.91	4/26/2021	250,000	[c]	250,627
Verizon Communications, Sr. Unscd. Notes, 3 Month LIBOR +1%		3.61	3/16/2022	320,000	[c]	326,215
ViaSat, Sr. Scd. Notes		5.63	4/15/2027	68,000	[b]	69,530
					26,612,857

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.4% (continued)
Vietnam - 1.3%
Vietnamese Government, Sr. Unscd. Bonds	6.75	1/29/2020	1,300,000		1,335,425
Total Bonds and Notes (cost $88,750,563)			89,002,399
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .0%
Put Options - .0%
U.S. 10 Year Treasury Notes Contracts 48 (cost $12,127)	122.50	5/24/2019	4,800,000		4,500
Description			Shares
Exchange-Traded Funds - 9.2%
United States - 9.2%
iShares iBoxx High Yield Corporate Bond ETF			36,253		3,151,836
iShares JP Morgan USD Emerging Markets Bond Fund			56,157		6,166,039
Total Exchange-Traded Funds (cost $9,131,645)			9,317,875

18

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,664,890)	2.45	1,664,890	[e] 1,664,890
Total Investments (cost $99,559,225)		98.2%	99,989,664
Cash and Receivables (Net)		1.8%	1,802,936
Net Assets		100.0%	101,792,600

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $6,718,759 or 6.6% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Securities	30.4
Foreign/Governmental	16.1
Banks	10.0
Registered Investment Companies	9.2
Telecommunication Services	5.4
Diversified Financials	3.5
Energy	3.4
Utilities	2.2
Real Estate	1.7
Automobiles & Components	1.7
Food Products	1.6
Investment Companies	1.6
Media	1.6
Commercial & Professional Services	1.2
Retailing	1.2
Consumer Discretionary	1.2
Health Care	1.0
Insurance	1.0
Beverage Products	.8
Materials	.7
Technology Hardware & Equipment	.6
Metals & Mining	.5
Financials	.4
Transportation	.4
Internet Software & Services	.3
Information Technology	.2
Consumer Staples	.2
Industrials	.1
Options Purchased	.0
98.2

† Based on net assets.

See notes to financial statements.

20

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	236,153	38,214,018	36,785,281	1,664,890	1.6	29,935

See notes to financial statements.

21

STATEMENT OF FUTURES
April 30, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 5 Year Notes	62	6/19	7,165,926	7,169,719	(3,793)
Gross Unrealized Depreciation				(3,793)

See notes to financial statements.

22

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
CIBC World Markets Corp.
British Pound	842,884	United States Dollar	1,105,858	5/15/19	(5,838)
United States Dollar	130,440	British Pound	100,736	5/15/19	(1,027)
United States Dollar	51,782	Euro	45,686	5/15/19	473
Citigroup
United States Dollar	1,287,731	Canadian Dollar	1,702,000	5/15/19	16,801
United States Dollar	169,639	New Zealand Dollar	248,410	5/15/19	3,680
Czech Koruna	19,297,100	United States Dollar	858,456	5/15/19	(13,755)
United States Dollar	451,745	Hungarian Forint	126,589,243	5/15/19	12,957
Euro	216,300	United States Dollar	248,871	5/15/19	(5,953)
United States Dollar	1,965,712	Euro	1,734,739	5/15/19	17,492
British Pound	532,141	United States Dollar	698,306	5/15/19	(3,827)
United States Dollar	344,673	British Pound	266,050	5/15/19	(2,540)
United States Dollar	2,508,824	Australian Dollar	3,458,834	5/15/19	69,608
Mexican Peso	3,208,000	United States Dollar	165,486	5/15/19	3,322
J.P. Morgan Securities
United States Dollar	528,963	Hungarian Forint	152,564,128	5/15/19	139
Mexican Peso	1,877,000	United States Dollar	99,221	5/15/19	(452)
Euro	1,468,555	United States Dollar	1,660,055	5/15/19	(10,776)
United States Dollar	1,393,916	Euro	1,231,000	5/15/19	11,426
RBS Securities
United States Dollar	575,592	Danish Krone	3,729,408	5/15/19	14,523
Canadian Dollar	674,432	United States Dollar	506,804	5/15/19	(3,187)
United States Dollar	226,461	Mexican Peso	4,375,913	5/15/19	(3,804)
Euro	926,523	United States Dollar	1,050,929	5/15/19	(10,386)

23

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
RBS Securities (continued)
United States Dollar	2,126,608	Euro	1,883,463	5/15/19	11,362
Japanese Yen	59,354,000	United States Dollar	535,683	5/15/19	(2,186)
United States Dollar	752,300	Indian Rupee	54,617,000	5/15/19	(31,418)
State Street Bank and Trust Company
United States Dollar	24,805	British Pound	19,032	5/1/19	(14)
United States Dollar	137,364	Hungarian Forint	37,710,703	5/15/19	6,650
Australian Dollar	2,350,000	United States Dollar	1,666,319	5/15/19	(9,068)
United States Dollar	917,254	Australian Dollar	1,287,184	5/15/19	9,515
Japanese Yen	25,679,000	United States Dollar	230,137	5/15/19	676
Swedish Krona	12,865,000	United States Dollar	1,393,789	5/15/19	(37,501)
United States Dollar	1,396,148	Swedish Krona	12,865,000	5/15/19	39,860
United States Dollar	3,924,458	New Zealand Dollar	5,755,112	5/15/19	79,563
Swiss Franc	199,000	United States Dollar	198,501	5/15/19	(2,924)
Euro	1,839,773	United States Dollar	2,090,984	5/15/19	(24,805)
United States Dollar	17,951,497	Euro	15,625,574	5/15/19	403,004
Canadian Dollar	1,798,592	United States Dollar	1,342,991	5/15/19	67
United States Dollar	1,989,821	Canadian Dollar	2,603,976	5/15/19	45,361
British Pound	174,997	United States Dollar	228,153	5/15/19	230
United States Dollar	13,878,993	British Pound	10,599,068	5/15/19	46,509
United States Dollar	856,252	Norwegian Krone	7,216,317	5/15/19	19,288
Indonesian Rupiah	13,565,483,000	United States Dollar	959,330	5/15/19	(9,067)
United States Dollar	955,450	Indonesian Rupiah	13,565,483,000	5/15/19	5,187
UBS Securities
United States Dollar	9,819	Euro	8,751	5/2/19	2
Euro	1,368,992	United States Dollar	1,564,095	5/15/19	(26,632)

24

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities (continued)
United States Dollar	1,467,922	Euro	1,290,532	5/15/19	18,574
Australian Dollar	276,000	United States Dollar	198,491	5/15/19	(3,852)
Swiss Franc	790,702	United States Dollar	797,366	5/15/19	(20,263)
United States Dollar	401,872	Hungarian Forint	111,040,419	5/15/19	16,980
United States Dollar	478,010	Japanese Yen	52,180,485	5/15/19	8,992
Gross Unrealized Appreciation					862,241
Gross Unrealized Depreciation					(229,275)

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	97,894,335	98,324,774
Affiliated issuers	1,664,890	1,664,890
Cash		60,359
Cash denominated in foreign currency	1,928	1,977
Receivable for investment securities sold		2,193,656
Interest receivable		1,031,026
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		862,241
Receivable for shares of Common Stock subscribed		642,327
Cash collateral held by broker—Note 4		90,943
Prepaid expenses		40,239
		104,912,432
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		16,689
Payable for investment securities purchased		2,813,268
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		229,275
Payable for futures variation margin—Note 4		9,687
Unrealized depreciation on foreign currency transactions		3,267
Directors fees and expenses payable		1,072
Payable for shares of Common Stock redeemed		52
Accrued expenses		46,522
		3,119,832
Net Assets ($)		101,792,600
Composition of Net Assets ($):
Paid-in capital		101,614,860
Total distributable earnings (loss)		177,740
Net Assets ($)		101,792,600

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	932,592	331,016	5,474,830	95,054,162
Shares Outstanding	76,754	27,634	448,824	7,791,924
Net Asset Value Per Share ($)	12.15	11.98	12.20	12.20

See notes to financial statements.

26

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Interest (net of $1,962 foreign taxes withheld at source)	1,291,797
Dividends:
Unaffiliated issuers	93,554
Affiliated issuers	29,935
Total Income	1,415,286
Expenses:
Management fee—Note 3(a)	165,607
Professional fees	44,314
Registration fees	32,639
Custodian fees—Note 3(c)	11,593
Shareholder servicing costs—Note 3(c)	5,654
Prospectus and shareholders’ reports	3,773
Directors’ fees and expenses—Note 3(d)	3,499
Distribution fees—Note 3(b)	1,370
Loan commitment fees—Note 2	938
Miscellaneous	16,558
Total Expenses	285,945
Less—reduction in expenses due to undertaking—Note 3(a)	(73,097)
Net Expenses	212,848
Investment Income—Net	1,202,438
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(120,239)
Net realized gain (loss) on options transactions	(106,445)
Net realized gain (loss) on futures	(99,525)
Net realized gain (loss) on forward foreign currency exchange contracts	327,233
Net Realized Gain (Loss)	1,024
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,437,134
Net unrealized appreciation (depreciation) on options transactions	29,588
Net unrealized appreciation (depreciation) on futures	5,049
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(38,492)
Net Unrealized Appreciation (Depreciation)	2,433,279
Net Realized and Unrealized Gain (Loss) on Investments	2,434,303
Net Increase in Net Assets Resulting from Operations	3,636,741

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	1,202,438	1,409,883
Net realized gain (loss) on investments	1,024	590,218
Net unrealized appreciation (depreciation) on investments	2,433,279	(1,899,771)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,636,741	100,330
Distributions ($):
Distributions to shareholders:
Class A	(26,846)	(13,800)
Class C	(9,761)	(5,396)
Class I	(80,483)	(63,913)
Class Y	(2,395,925)	(789,339)
Total Distributions	(2,513,015)	(872,448)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	298,773	307,161
Class C	84,939	91,720
Class I	3,273,982	1,274,934
Class Y	35,872,906	28,226,139
Distributions reinvested:
Class A	18,543	12,310
Class C	7,447	4,568
Class I	80,483	63,914
Class Y	1,526,844	628,494
Cost of shares redeemed:
Class A	(254,087)	(130,784)
Class C	(192,737)	(361,041)
Class I	(479,500)	(2,546,190)
Class Y	(7,561,005)	(4,747,742)
Increase (Decrease) in Net Assets from Capital Stock Transactions	32,676,588	22,823,483
Total Increase (Decrease) in Net Assets	33,800,314	22,051,365
Net Assets ($):
Beginning of Period	67,992,286	45,940,921
End of Period	101,792,600	67,992,286

28

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class A
Shares sold	25,023	25,225
Shares issued for distributions reinvested	1,576	1,016
Shares redeemed	(21,073)	(10,781)
Net Increase (Decrease) in Shares Outstanding	5,526	15,460
Class C
Shares sold	7,204	7,673
Shares issued for distributions reinvested	641	381
Shares redeemed	(16,310)	(30,189)
Net Increase (Decrease) in Shares Outstanding	(8,465)	(22,135)
Class Ia
Shares sold	270,597	104,279
Shares issued for distributions reinvested	6,821	5,258
Shares redeemed	(39,953)	(209,129)
Net Increase (Decrease) in Shares Outstanding	237,465	(99,592)
Class Ya
Shares sold	2,988,859	2,322,659
Shares issued for distributions reinvested	129,490	51,718
Shares redeemed	(631,787)	(389,019)
Net Increase (Decrease) in Shares Outstanding	2,486,562	1,985,358

[a] During the period ended April 30, 2019, 4,730 Class Y shares representing $56,946 were exchanged for 4,732 Class I shares and during the period ended October 31, 2018, 6,216 Class Y shares representing $76,270 were exchanged for 6,221 Class I shares.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2019	Year Ended October 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.04	12.23	12.30	12.13	12.70	12.59
Investment Operations:
Investment income—net[a]	.17	.32	.19	.13	.16	.26
Net realized and unrealized gain (loss) on investments	.32	(.31)	.10	.25	(.18)	(.00)[b]
Total from Investment Operations	.49	.01	.29	.38	(.02)	.26
Distributions:
Dividends from investment income—net	(.38)	(.20)	(.36)	(.19)	(.49)	(.15)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.02)	(.06)	-
Total Distributions	(.38)	(.20)	(.36)	(.21)	(.55)	(.15)
Net asset value, end of period	12.15	12.04	12.23	12.30	12.13	12.70
Total Return (%)[c]	4.17[d]	.08	2.45	3.20	(.15)	2.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09[e]	1.39	1.37	1.64	1.99	2.22
Ratio of net expenses to average net assets	.75[e]	.75	.89	.95	.95	1.02
Ratio of net investment income to average net assets	2.75[e]	2.60	1.65	1.10	1.29	2.04
Portfolio Turnover Rate	51.46[d]	114.73	145.88	141.08	134.49	157.23
Net Assets, end of period ($ x 1,000)	933	858	682	1,818	1,407	1,466

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

30

Six Months Ended
Class C Shares	April 30, 2019	Year Ended October 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.86	12.06	12.18	12.05	12.62	12.54
Investment Operations:
Investment income—net[a]	.12	.24	.11	.04	.07	.17
Net realized and unrealized gain (loss) on investments	.32	(.33)	.08	.25	(.19)	(.00)[b]
Total from Investment Operations	.44	(.09)	.19	.29	(.12)	.17
Distributions:
Dividends from investment income—net	(.32)	(.11)	(.31)	(.14)	(.39)	(.09)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.02)	(.06)	-
Total Distributions	(.32)	(.11)	(.31)	(.16)	(.45)	(.09)
Net asset value, end of period	11.98	11.86	12.06	12.18	12.05	12.62
Total Return (%)c	3.80[d]	(.64)	1.59	2.47	(.94)	1.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84[e]	2.07	2.09	2.39	2.74	2.95
Ratio of net expenses to average net assets	1.50[e]	1.50	1.64	1.70	1.70	1.76
Ratio of net investment income to average net assets	2.06[e]	2.00	.90	.35	.54	1.31
Portfolio Turnover Rate	51.46[d]	114.73	145.88	141.08	134.49	157.23
Net Assets, end of period ($ x 1,000)	331	428	702	671	788	1,051

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	April 30, 2019	Year Ended October 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.09	12.27	12.33	12.14	12.71	12.60
Investment Operations:
Investment income—net[a]	.15	.37	.23	.15	.19	.29
Net realized and unrealized gain (loss) on investments	.35	(.33)	.08	.27	(.18)	(.00)[b]
Total from Investment Operations	.50	.04	.31	.42	.01	.29
Distributions:
Dividends from investment income—net	(.39)	(.22)	(.37)	(.21)	(.52)	(.18)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.02)	(.06)	-
Total Distributions	(.39)	(.22)	(.37)	(.23)	(.58)	(.18)
Net asset value, end of period	12.20	12.09	12.27	12.33	12.14	12.71
Total Return (%)	4.28[c]	.38	2.57	3.52	.07	2.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[d]	1.10	1.14	1.39	1.70	1.88
Ratio of net expenses to average net assets	.50[d]	.50	.65	.70	.70	.77
Ratio of net investment income to average net assets	2.66[d]	3.03	1.91	1.35	1.54	2.29
Portfolio Turnover Rate	51.46[c]	114.73	145.88	141.08	134.49	157.23
Net Assets, end of period ($ x 1,000)	5,475	2,555	3,815	1,244	5,472	10,292

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

32

Six Months Ended
Class Y Shares	April 30, 2019	Year Ended October 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.09	12.27	12.33	12.14	12.71	12.60
Investment Operations:
Investment income—net[a]	.17	.33	.23	.16	.19	.29
Net realized and unrealized gain (loss) on investments	.33	(.29)	.08	.27	(.18)	(.00)[b]
Total from Investment Operations	.50	.04	.31	.43	.01	.29
Distributions:
Dividends from investment income—net	(.39)	(.22)	(.37)	(.22)	(.52)	(.18)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.02)	(.06)	-
Total Distributions	(.39)	(.22)	(.37)	(.24)	(.58)	(.18)
Net asset value, end of period	12.20	12.09	12.27	12.33	12.14	12.71
Total Return (%)	4.31[c]	.30	2.67	3.54	.09	2.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67[d]	.96	.98	1.23	1.31	1.88
Ratio of net expenses to average net assets	.50[d]	.50	.64	.70	.70	.75
Ratio of net investment income to average net assets	2.92[d]	2.70	1.90	1.35	1.54	2.30
Portfolio Turnover Rate	51.46[c]	114.73	145.88	141.08	134.49	157.23
Net Assets, end of period ($ x 1,000)	95,054	64,151	40,741	34,952	14,611	1

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Global Dynamic Bond Income Fund to BNY Mellon Global Dynamic Bond Income Fund and the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

34

on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,453 Class A and 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

36

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	41,740,691	-	41,740,691
Exchange-Traded Funds	9,317,875	-	-	9,317,875
Foreign Government	-	32,087,293	-	32,087,293
Investment Company	1,664,890	-	-	1,664,890
U.S. Treasury	-	15,174,415	-	15,174,415
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	862,241	-	862,241
Options Purchased	4,500	-	-	4,500
Liabilities ($)
Other Financial Instruments:
Futures††	(3,793)	-	-	(3,793)
Forward Foreign Currency Exchange Contracts††	-	(229,275)	-	(229,275)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At April 30, 2019, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 3,115,256 Class Y shares representing approximately 37.3% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

38

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $617,774 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $580,955 of short-term capital losses and $36,819 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $872,448. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest

40

expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $73,097 during the period ended April 30, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub Adviser, the Adviser pays the Sub Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

During the period ended April 30, 2019, the Distributor retained $8 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $1,370 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $1,155 and $457, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $1,214 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $11,593 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $32,507, Distribution Plan fees $197, Shareholder Services Plan fees $282, custodian fees $6,129, Chief Compliance Officer fees $5,660 and transfer agency fees $415, which are offset against an expense reimbursement currently in effect in the amount of $28,501.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2019, amounted to $70,523,746 and $40,417,145, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

42

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At April 30, 2019, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

44

counterparty. Forward contracts open at April 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	4,500	[1]	Interest rate risk	(3,793)	[2]
Foreign exchange risk	862,241	[3]	Foreign exchange risk	(229,275)	[3]
Gross fair value of derivative contracts	866,741			(233,068)

Statement of Assets and Liabilities location:
[1] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[2] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[3] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(99,525)		(106,445)		-		(205,970)
Foreign exchange	-		-		327,233		327,233
Total	(99,525)		(106,445)		327,233		121,263

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	5,049		29,588		-		34,637
Foreign exchange	-		-		(38,492)		(38,492)
Total	5,049		29,588		(38,492)		(3,855)

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net unrealized appreciation (depreciation) on futures.
[5] Net unrealized appreciation (depreciation) on options transactions.
[6] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(3,793)
Options	4,500	-
Forward contracts	862,241	(229,275)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	866,741	(233,068)
Derivatives not subject to
Master Agreements	(4,500)	3,793
Total gross amount of assets
and liabilities subject to
Master Agreements	862,241	(229,275)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
CIBC World Markets Corp.	473		(473)	-	-
Citigroup	123,860		(26,075)	-	97,785
J.P. Morgan Securities	11,565		(11,228)	-	337
RBS Securities	25,885		(25,885)	-	-
State Street Bank and Trust Company	655,910		(83,379)	-	572,531
UBS Securities	44,548		(44,548)	-	-
Total	862,241		(191,588)	-	670,653

46

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
CIBC World Markets Corp.	(6,865)		473	-	(6,392)
Citigroup	(26,075)		26,075	-	-
J.P. Morgan Securities	(11,228)		11,228	-	-
RBS Securities	(50,981)		25,885	-	(25,096)
State Street Bank and Trust Company	(83,379)		83,379	-	-
UBS Securities	(50,747)		44,548	-	(6,199)
Total	(229,275)		191,588	-	(37,687)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Interest rate futures	9,566,882
Interest rate options contracts	11,431
Forward contracts	52,583,240

At April 30, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,059,612, consisting of $2,374,157 gross unrealized appreciation and $1,314,545 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial

48

statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods except the two- and three-year periods when it was slightly below median and below median, respectively, and at or above the Performance Universe median except for the three-, four- and five-year periods when performance was below median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for three of the seven one-year periods ended January 31st (although in two of these three years the fund was the only fund in the Performance Group) and above the Performance Universe medians for five of the seven one-year periods ended January 31st (including above the medians of both the Performance Group and the Performance Universe in the year ended January 31, 2019). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the seven calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was the lowest in the Expense Group and the fund’s actual management fee (which was zero) and total expenses were the lowest in the Expense Group and Expense Universe.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

50

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• While the Board expressed some concern about the fund’s performance, it was noted that relative total return and yield performance had improved in the most recent one-year period and were above the relevant Performance Group and Performance Universe medians.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

51

NOTES

52

NOTES

53

For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6298SA0419

BNY Mellon Global Real Return Fund

SEMIANNUAL REPORT April 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Real Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Real Return Fund (formerly Dreyfus Global Real Return Fund), covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by co-primary portfolio managers Suzanne Hutchins, Aron Pataki and Andy Warwick of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, the BNY Mellon Global Real Return Fund’s (formerly Dreyfus Global Real Return Fund) Class A shares produced a total return of 5.99%, Class C shares returned 5.58%, Class I shares returned 6.16%, and Class Y shares returned 6.17%. In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD 1-Month LIBOR, produced total returns of 1.19% and 1.23%, respectively, for the same period.2,3

Global markets encountered heightened volatility during the first few months of the reporting period, but regained strength, due in part to continued accommodative monetary policies from major central banks. The fund outperformed its benchmark, largely due to its global equity exposure within the fund’s return-seeking core.

On July 31, 2018, the Citi One-Month U.S. Treasury Bill Index was renamed FTSE One-Month U.S. Treasury Bill Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies as well as alternative or non-traditional asset classes and strategies.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries and brands; relative valuations of equity securities, bonds, and cash; long-term trends in currency movements; and company fundamentals.

A Tale of Two Markets

The six-month period ended April 30, 2019 proved to be a period of sharply contrasting market conditions. In the final quarter of 2018, the hawkish narrative of the U.S. Federal Reserve (the “Fed”) officials, amid an environment of contracting global liquidity conditions and persistent political concerns, unsettled investor sentiment toward risk assets, while safe-haven assets, notably government bonds, posted a solid performance. The negative momentum gathered pace as the year drew to a close, resulting in the worst December for U.S. equities since 1931.

However, the start of 2019 heralded a change in tone for equity markets, largely driven by expectations that the Fed would pivot away from its prior course of monetary policy

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

normalization. Additionally, the People’s Bank of China introduced stimulus measures to support consumers. The economy appeared to gain traction with improving Purchasing Managers’ Indices, and this was positively received by financial markets. However, the tone of macroeconomic data remained lackluster for the rest of the world and, although the first-quarter corporate reporting season proved broadly encouraging, we remain cautious.

Return-Seeking Core Bolsters Fund Performance

The portfolio’s return-seeking core drove performance over the reporting period. Global equities were particularly helpful, although all elements of the core made a positive contribution. Within equities, the largest single contribution came from the Hong Kong life-insurance company, AIA Group, which gained support from China’s easing of policy. A number of the fund’s information technology holdings, Microsoft, SAP and Cisco Systems, continued to execute well, while media company, Vivendi, benefitted from further robust performance in its music business, and energy company, Ørsted, continued to garner interest from investors due to its attractive renewable assets.

Elsewhere in the return-seeking core, the fund’s German residential property securities, which form part of the alternatives portion of the portfolio, exerted a positive influence on returns, benefiting from tight supply and robust demand dynamics in their domestic market. Similarly, the fund’s smaller exposure to corporate bonds and emerging-market debt holdings delivered a positive contribution—the former as spreads tightened across the board and the latter helped by a more accommodative stance from the Fed. U.S. and Australian long-dated government bonds, held within the stabilizing layer, also provided robust returns.

In contrast, the derivative protection, located within the stabilizing layer, provided a negative contribution to results, although this was largely offset by a positive contribution from government bonds. While the direct hedging afforded by the fund’s short equity-index futures helped performance during the risk-off backdrop at the end of 2018, it represented a drag on overall performance, as risk assets recovered during the first four months of 2019.

In addition, within the return-seeking core, equity position Albemarle declined owing to concerns about outlook for the lithium price, while life-science company, Bayer, purchased following share price weakness, has suffered in the near term due to litigation concerns.

A Constructive Investment Posture

The main activity over the period entailed the significant reduction in the fund’s gross equity exposure and, as a result, the size of the return-seeking core. While the portfolio was already relatively cautiously-positioned, owing to our fears about the overextended nature of the backdrop, we were motivated to move to an even more defensive posture, as 2018 drew to its close, by a number of macroeconomic and market indicators such as the widening of credit spreads and the shift in equity market leadership. A substantial portion of the proceeds raised was deployed into increasing the portfolio’s indirect hedges, primarily government bonds such as U.S. Treasuries and German bunds. The portfolio’s government bond duration reached a peak in mid-February, before being scaled back, with profits taken in March and April.

Within the return-seeking core, adjustments to equity exposure were modest, following the significant reduction in December 2018, although we did make some tactical changes to participate in shorter-term market gains. These included increasing our emerging-market debt exposure, which offered relative value compared to other risk assets, and was supported by a more dovish Fed and some U.S. dollar weakness.

4

Despite recent strong performance from headline equity market indices since the beginning of 2019, the message from markets is not unequivocally bullish. Moreover, the message from bond markets, with yields remaining suppressed, has cast a doubt on a sustained reacceleration of the global economy. Major structural factors persist and, in certain cases, have become more extreme, while the economic cycle continues to get longer in the tooth. However, the present dovish tone of central bankers and subdued readings observed by our stress monitors suggest that a more benign environment for risk assets may persist for the foreseeable future.

Amid such conditions, our job is to tread a careful and considered path between producing a return from the portfolio and preserving clients’ capital. Taking all of this into account, we have been tactically and selectively adding exposure to return-seeking assets where we see attractive, risk-adjusted returns. However, this is in the context of what remains a broadly defensive portfolio posture, which incorporates a significant level of protection.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. through March 1, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.62	$9.58	$4.55	$4.04
Ending value (after expenses)	$1,059.90	$1,055.80	$1,061.60	$1,061.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.51	$9.39	$4.46	$4.46
Ending value (after expenses)	$1,019.34	$1,015.47	$1,020.38	$1,020.38

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.88% for Class C, .89% for Class I and .79% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2019 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 40.8%
Argentina - .2%
Argentine Government, Sr. Unscd. Notes		8.28	12/31/2033	5,864,851		4,375,238
Australia - 4.6%
Australian Government, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	43,193,000		37,642,733
Australian Government, Sr. Unscd. Bonds, Ser. 147	AUD	3.25	6/21/2039	21,827,000		17,895,785
Australian Government, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	42,855,000		33,650,717
New South Wales Treasury, Govt. Gtd. Notes	AUD	3.52	11/20/2025	6,226,300		6,574,891
Treasury Corporation of Victoria, Govt. Gtd. Notes	AUD	4.25	12/20/2032	12,424,000		10,539,439
Treasury Corporation of Victoria, Govt. Gtd. Notes	AUD	5.50	11/17/2026	7,302,000		6,420,538
					112,724,103
Austria - .3%
JBS Investments, Gtd. Notes		7.25	4/3/2024	7,291,000		7,581,546
Brazil - 1.3%
Brazilian Government, Sr. Unscd. Bonds		4.88	1/22/2021	30,683,000		31,664,856
Canada - 1.7%
Canada Housing Trust No 1, Govt. Gtd. Bonds	CAD	2.35	6/15/2027	54,570,000	[b]	41,519,147
Cayman Islands - .1%
Dwr Cymru Financing, Asset Backed Bonds	GBP	1.86	3/31/2048	196,188	[c]	436,271
Sable International Finance, Gtd. Notes		6.88	8/1/2022	2,221,000	[b]	2,326,498
					2,762,769
Colombia - .7%
Colombian Government, Sr. Unscd. Bonds	COP	7.50	8/26/2026	18,841,100,000		6,226,295
Colombian Government, Sr. Unscd. Notes		4.50	3/15/2029	10,477,000		11,068,950
					17,295,245
Dominican Republic - .2%
Dominican Government, Sr. Unscd. Bonds		7.50	5/6/2021	4,333,000		4,491,198
Ecuador - .5%
Ecuadorian Government, Sr. Unscd. Bonds		10.50	3/24/2020	8,424,000		8,826,330

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 40.8% (continued)
Ecuador - .5% (continued)
Ecuadorian Government, Sr. Unscd. Notes		8.88	10/23/2027	3,596,000		3,672,415
					12,498,745
France - 1.0%
Altice France, Sr. Scd. Notes		7.38	5/1/2026	7,846,000	[b]	7,968,594
BNP Paribas, Jr. Sub. Bonds	EUR	6.13	6/17/2022	2,362,000		2,939,468
BNP Paribas, Jr. Sub. Notes		7.38	8/19/2025	3,596,000		3,891,322
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	800,000		1,102,894
Societe Generale, Jr. Sub. Bonds		7.88	12/18/2023	7,049,000	[d]	7,441,206
Societe Generale, Jr. Sub. Notes		8.00	9/29/2025	397,000	[b]	430,596
					23,774,080
Germany - 2.1%
German Government, Bonds	EUR	0.25	8/15/2028	21,748,923		25,049,463
German Government, Bonds	EUR	1.25	8/15/2048	19,053,010		24,764,030
					49,813,493
India - .1%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	160,000,000		2,231,743
Indonesia - .3%
Indonesian Government, Sr. Unscd. Bonds, Ser. FR72	IDR	8.25	5/15/2036	109,584,000,000		7,700,556
Italy - .4%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	5,620,000	[b]	5,509,033
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	4,365,000		4,217,856
					9,726,889
Jersey - .4%
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	6,454,000		8,562,918
Mexico - 1.5%
Mexican Government, Bonds, Ser. M	MXN	7.75	5/29/2031	104,863,600		5,324,229
Mexican Government, Bonds, Ser. M	MXN	8.00	11/7/2047	79,385,700		3,961,804
Mexican Government, Bonds, Ser. M 20	MXN	7.50	6/3/2027	135,307,000	[d]	6,889,485

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 40.8% (continued)
Mexico - 1.5% (continued)
Mexican Government, Bonds, Ser. M 20	MXN	10.00	12/5/2024	204,986,300	11,823,253
Mexican Government, Sr. Unscd. Bonds		8.30	8/15/2031	50,000	67,879
Mexican Government, Sr. Unscd. Notes		3.75	1/11/2028	9,300,000	9,146,085
					37,212,735
Mongolia - .5%
Mongolian Government, Sr. Unscd. Notes		10.88	4/6/2021	9,825,000	10,840,050
Netherlands - .5%
Fiat Chrysler Automobiles, Sr. Unscd. Notes		4.50	4/15/2020	859,000	868,664
ING Groep, Jr. Sub. Bonds		6.75	4/16/2024	2,840,000	2,904,951
InterXion Holding, Gtd. Notes	EUR	4.75	6/15/2025	887,000	1,064,848
Telefonica Europe, Gtd. Bonds, Ser. NC5	EUR	3.00	9/4/2023	7,500,000	8,262,510
					13,100,973
New Zealand - 2.1%
New Zealand Government, Sr. Unscd. Bonds	NZD	2.54	9/20/2040	14,000,000	11,909,485
New Zealand Government, Sr. Unscd. Bonds, Ser. 0427	NZD	4.50	4/15/2027	32,078,000	25,772,779
New Zealand Government, Sr. Unscd. Bonds, Ser. 0437	NZD	2.75	4/15/2037	19,596,000	14,040,228
					51,722,492
Peru - .1%
Peruvian Government, Jr. Unscd. Notes	PEN	6.35	8/12/2028	9,165,000	3,019,541
Philippines - .5%
Philippine Government, Sr. Unscd. Bonds		6.38	10/23/2034	8,306,000	10,999,503
Saudi Arabia - .5%
Saudi Government, Sr. Unscd. Notes		4.38	4/16/2029	12,357,000	12,991,717
Spain - .8%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	9/24/2023	4,800,000	5,419,831
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Notes	EUR	6.00	3/29/2024	3,800,000	4,370,230
Banco Santander, Jr. Sub. Bonds	EUR	4.75	3/19/2025	4,200,000	4,315,439

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 40.8% (continued)
Spain - .8% (continued)
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	4,000,000		4,501,474
					18,606,974
United Kingdom - 2.3%
Anglian Water Services Financing, Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/2024	151,000	[c]	391,337
British Telecommunications, Sr. Unscd. Notes	GBP	3.50	4/25/2025	533,000	[c]	1,455,895
High Speed Rail Finance 1, Sr. Scd. Notes	GBP	1.57	11/1/2038	310,290	[c]	548,809
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	6,621,000		8,411,222
Lloyds Banking Group, Jr. Sub. Bonds	GBP	7.00	6/27/2019	5,991,000		7,877,356
Nationwide Building Society, Jr. Sub. Notes	GBP	6.88	6/20/2019	6,097,000		8,017,527
Network Rail Infrastructure Finance, Govt. Gtd. Notes, Ser. RPI	GBP	1.75	11/22/2027	1,201,191	[c]	2,108,891
Scotland Gas Networks, Sr. Unscd. Notes, Ser. A2S	GBP	2.13	10/21/2022	300,000	[c]	654,752
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	3,960,000	[c]	10,354,584
TESCO, Sr. Unscd. Notes	GBP	6.13	2/24/2022	147,000		214,324
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	2,857,309		4,609,059
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	1,169,000		1,512,251
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	9,269,000		9,754,738
					55,910,745
United States - 17.9%
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	4,848,000	[b]	5,015,256
CEMEX Finance, Sr. Scd. Notes		6.00	4/1/2024	3,759,000		3,882,671
CenturyLink, Sr. Unscd. Notes, Ser. V		5.63	4/1/2020	66,000		67,403
CommScope, Sr. Unscd. Notes		5.50	3/1/2024	3,224,000	[b]	3,371,095
Laureate Education, Gtd. Notes		8.25	5/1/2025	7,032,000	[b]	7,647,300
Post Holdings, Gtd. Notes		5.50	3/1/2025	3,885,000	[b]	3,991,837
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	1,182,000		1,335,788

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 40.8% (continued)
United States - 17.9% (continued)
Reynolds Group Issuer, Sr. Scd. Notes	5.75	10/15/2020	4,605,200		4,624,772
Rockies Express Pipeline, Sr. Unscd. Notes	5.63	4/15/2020	2,832,000	[b]	2,909,455
Sprint, Gtd. Notes	7.13	6/15/2024	2,937,000		2,950,767
Sprint Capital, Gtd. Notes	8.75	3/15/2032	7,168,000		7,544,320
T-Mobile USA, Gtd. Notes	6.00	3/1/2023	8,151,000		8,405,719
T-Mobile USA, Gtd. Notes	6.00	4/15/2024	5,699,000		5,962,579
U.S. Treasury Bonds	3.00	2/15/2049	1,181,500		1,197,146
U.S. Treasury Bonds	3.38	11/15/2048	218,116,500		237,423,217
U.S. Treasury Notes	2.75	9/30/2020	138,529,100		139,343,500
				435,672,825
Vietnam - .2%
Vietnamese Government, Sr. Unscd. Bonds	6.75	1/29/2020	3,828,000		3,932,313
Total Bonds and Notes (cost $973,557,305)			990,732,394
Description			Shares		Value ($)
Common Stocks - 38.5%
Australia - .2%
Newcrest Mining			258,016		4,549,028
Canada - 1.5%
Barrick Gold			499,041	[d]	6,347,802
Intact Financial			270,714		22,148,960
Suncor Energy			261,073		8,609,543
				37,106,305
Denmark - .8%
Orsted			266,081	[b]	20,370,908
France - 2.3%
Thales			153,326		18,306,254
Total			180,287		10,018,489
Vivendi			968,844		28,111,776
				56,436,519
Germany - 4.8%
Bayer			209,551		13,946,823
Deutsche Wohnen-BR			734,079		32,991,354
Infineon Technologies			463,069		10,919,926
LEG Immobilien			250,141		29,107,908
SAP			232,978		29,940,685
				116,906,696

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks - 38.5% (continued)
Guernsey - .2%
Amedeo Air Four Plus	3,691,487	4,813,699
Hong Kong - 2.5%
AIA Group	4,026,600	41,036,951
Link	1,705,000	19,886,740
		60,923,691
India - .4%
ITC, GDR	2,171,556	[e] 9,424,553
Ireland - .8%
Accenture, Cl. A	104,301	19,052,664
Japan - 1.0%
Suzuki Motor	509,600	23,174,761
Netherlands - 1.5%
Royal Dutch Shell, Cl. B	573,698	18,436,979
Wolters Kluwer	272,191	18,982,896
		37,419,875
South Korea - 1.6%
Macquarie Korea Infrastructure Fund	1,967,077	18,944,156
Samsung SDI	104,455	21,147,633
		40,091,789
Sweden - .5%
Swedbank, Cl. A	727,901	11,807,031
Switzerland - 4.8%
ABB	777,827	16,007,687
Alcon	90,936	5,236,885
Ferguson	285,962	20,285,458
Novartis	459,598	37,531,920
Roche Holding	72,744	19,175,660
Zurich Insurance Group	55,441	17,677,787
		115,915,397
United Kingdom - 7.2%
Associated British Foods	418,457	13,963,642
BAE Systems	3,636,892	23,427,985
Barclays	2,342,904	5,018,995
Diageo	440,261	18,563,535
Informa	1,189,956	12,087,763
Linde	110,176	19,860,326
Lloyds Banking Group	6,997,547	5,709,388
Prudential	572,566	12,953,962
RELX	1,003,427	[e] 23,026,579
Royal Bank of Scotland Group	1,687,703	5,273,032
Unilever, CVA	381,646	23,097,802
US Solar Fund	12,008,760	[f] 12,429,067
		175,412,076

12

Description			Shares		Value ($)
Common Stocks - 38.5% (continued)
United States - 8.4%
Abbott Laboratories			164,227		13,065,900
Albemarle			108,854	[d]	8,170,581
Applied Materials			171,618		7,563,205
Cisco Systems			477,287		26,704,208
CMS Energy			427,372		23,740,515
Ecolab			71,640		13,187,491
Eversource Energy			486,832		34,886,381
General Electric			949,291		9,654,289
International Flavors & Fragrances			69,627	[d]	9,593,904
Microsoft			213,841		27,927,635
Newmont Goldcorp			225,229		6,995,613
PepsiCo			168,081		21,522,772
				203,012,494
Total Common Stocks (cost $788,153,033)			936,417,486
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .2%
Call Options - .2%
S&P 500 Index Contracts 476	2,950	12/20/2019	6,490,000		6,130,880
Put Options - .0%
S&P 500 Index Contracts 805	2,800	5/17/2019	114,520,000		356,615
Total Options Purchased (cost $5,753,783)			6,487,495

Exchange-Traded Funds - 3.1%
United States - 3.1%
Invesco DB Gold Fund ETF			509,414	[f]	20,047,988
iShares JP Morgan USD Emerging Markets Bond Fund ETF			174,758		19,188,428
VanEck Vectors Gold Miners ETF			1,720,021		35,931,239
Total Exchange-Traded Funds (cost $76,644,495)			75,167,655
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .4%
South Korea - .4%
Samsung Electronics (cost $9,205,909)	4.29		281,391		8,960,960

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Annualized (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Short-Term Investments - 3.2%
U.S. Government Securities
U. S. Treasury Bills (cost $77,059,399)	2.49	9/5/2019	77,727,500	[g]	77,079,689
	1-Day Yield (%)		Shares		Value ($)
Investment Companies - 7.4%
Registered Investment Companies - 7.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $180,145,431)	2.45		180,145,431	[h]	180,145,431
	7-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,047,242)	2.45		9,047,242	[h]	9,047,242
Total Investments (cost $2,119,566,597)			94.0%	2,284,038,352
Cash and Receivables (Net)			6.0%	145,245,438
Net Assets			100.0%	2,429,283,790

BR—Bearer Certificate

CVA—Company Voluntary Arrangement

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $101,059,719 or 4.16% of net assets.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Security, or portion thereof, on loan. At April 30, 2019, the value of the fund’s securities on loan was $26,159,637 and the value of the collateral held by the fund was $33,122,348, consisting of cash collateral of $9,047,242 and U.S. Government & Agency securities valued at $24,075,106.

e Non-income producing security.

f Investment in non-controlled affiliates (cost $33,578,647).

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

14

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Securities	15.6
NOT FOUNDTicker	10.1
Foreign/Governmental	10.1
Investment Companies	7.8
Real Estate	3.9
Insurance	3.9
Banks	3.7
Health Care	3.7
Utilities	3.3
Telecommunication Services	3.3
Registered Investment Companies	3.1
Information Technology	2.8
Media	2.6
Technology Hardware & Equipment	1.9
Commercial & Professional Services	1.9
Aerospace & Defense	1.7
Beverage Products	1.6
Energy	1.6
Chemicals	1.5
Food Products	1.5
Consumer Discretionary	1.2
Automobiles & Components	1.0
Financials	1.0
Consumer Staples	.9
Semiconductors & Semiconductor Equipment	.8
Metals & Mining	.7
Electronic Components	.7
Diversified Financials	.5
Industrials	.4
Agriculture	.4
Options Purchased	.3
Materials	.2
Building Materials	.2
Transportation	.1
94.0

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 4/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	59,322,564	1,068,245,955	947,423,088	180,145,431	7.4	1,323,779
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	135,357,318	126,310,076	9,047,242.4		-
Total	59,322,564	1,203,603,273	1,073,733,164	189,192,673	7.8	1,323,779

See notes to financial statements.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended April 30, 2019 were as follows:

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Net Realized Gain (Loss)($)
Invesco DB Gold Fund	19,464,709	-	-	-
US Solar Fund	-	12,008,760	-	-
Total	19,464,709	12,008,760	-	-

Investment Companies	Change in Net Unrealized Appreciation (Depreciation)($)	Value 4/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Invesco DB Gold Fund	583,279	20,047,988.8		294,992
US Solar Fund	420,307	12,429,067.5		-
Total	1,003,586	32,477,055	1.3	294,992

See notes to financial statements.

16

STATEMENT OF FUTURES
April 30, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
FTSE China A50 Index	3,385	5/19	45,910,875	46,179,863	268,988
Futures Short
DJ Euro Stoxx 50	1,188	6/19	42,731,895[a]	45,996,547	(3,264,652)
E-mini Russell 2000	419	6/19	32,055,408	33,398,490	(1,343,082)
Euro-Schatz	768	6/19	96,338,057[a]	96,406,635	(68,578)
FTSE 100	121	6/19	11,089,403[a]	11,631,048	(541,645)
Standard & Poor's 500 E-mini	458	6/19	63,542,451	67,520,650	(3,978,199)
Gross Unrealized Appreciation				268,988
Gross Unrealized Depreciation				(9,196,156)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

17

STATEMENT OF OPTIONS WRITTEN

April 30, 2019 (Unaudited)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
General Electric Co Contracts 2,631, Citigroup	9	5/17/19	2,367,900	(320,982)
S&P 500 Index Contracts 22	3,175	12/20/19	6,985,000	(62,370)
Put Options:
General Electric Co Contracts 4,068, Citigroup	9	5/17/19	3,661,200	(24,408)
S&P 500 Index Contracts 396	2,675	5/17/19	105,930,000	(71,280)
S&P 500 Index Contracts 251	2,750	5/17/19	69,025,000	(72,790)
Total Options Written (premiums received $2,307,395)				(2,424,622)

See notes to financial statements.

18

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
CIBC World Markets Corp.
Swiss Franc	369,436	United States Dollar	369,389	5/16/19	(6,272)
United States Dollar	682,607	Euro	609,161	7/17/19	(5,296)
United States Dollar	7,724,536	Swedish Krona	71,020,000	7/17/19	199,284
United States Dollar	669,375	Hong Kong Dollar	5,245,211	5/16/19	588
Citigroup
Australian Dollar	7,040,375	United States Dollar	5,016,573	6/18/19	(47,604)
United States Dollar	2,062,854	Canadian Dollar	2,726,277	5/16/19	27,014
Euro	268,260	United States Dollar	304,968	7/17/19	(2,032)
New Zealand Dollar	9,951,953	United States Dollar	6,748,569	5/16/19	(99,707)
United States Dollar	496,757	Swedish Krona	4,554,927	7/17/19	14,119
J.P. Morgan Securities
British Pound	179,775	United States Dollar	234,177	7/17/19	1,204
United States Dollar	69,401,761	Canadian Dollar	91,669,052	5/16/19	948,152
Japanese Yen	3,112,943,577	Euro	3,112,716,696	7/17/19	226,881
Japanese Yen	24,680,242	Euro	24,869,905	7/17/19	(189,663)
Euro	124,093	United States Dollar	141,097	7/17/19	(964)
United States Dollar	3,502,230	Euro	3,105,343	7/17/19	(4,520)
United States Dollar	74,765,360	Swiss Franc	74,289,711	5/16/19	1,746,273
United States Dollar	543,297	Swedish Krona	5,053,438	7/17/19	7,837
United States Dollar	233,240	British Pound	179,775	5/1/19	(1,199)
New Zealand Dollar	960,606	United States Dollar	647,347	5/16/19	(5,570)
United States Dollar	20,653,640	New Zealand Dollar	30,010,771	5/16/19	603,558
Australian Dollar	6,773,507	United States Dollar	4,771,671	6/18/19	8,948
RBS Securities
United States Dollar	309,328,514	Euro	273,188,419	7/17/19	826,842

19

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company
Danish Krone	1,952,570	United States Dollar	293,383	5/2/19	12
United States Dollar	31,225,886	South Korean Won	35,066,669,605	5/16/19	1,189,551
United States Dollar	2,588,359	Swedish Krona	24,244,188	7/17/19	19,454
Australian Dollar	19,294,771	United States Dollar	13,673,734	6/18/19	(55,833)
United States Dollar	115,847,787	Australian Dollar	164,526,948	6/18/19	(272,359)
United States Dollar	10,389,890	Canadian Dollar	13,929,825	5/16/19	(12,168)
British Pound	1,787,275	United States Dollar	2,330,548	7/17/19	9,547
United States Dollar	172,246,595	British Pound	130,329,184	7/17/19	1,605,344
United States Dollar	26,913,825	Euro	23,753,107	7/17/19	90,312
Euro	43,664	United States Dollar	48,993	5/2/19	(11)
United States Dollar	7,852,428	Hong Kong Dollar	61,549,665	5/16/19	4,577
New Zealand Dollar	42,348,134	United States Dollar	28,743,438	5/16/19	(450,810)
United States Dollar	66,480,873	New Zealand Dollar	97,718,211	5/16/19	1,195,706
Swiss Franc	905,062	United States Dollar	901,354	5/16/19	(11,772)
United States Dollar	7,944,458	Swiss Franc	7,903,325	5/16/19	176,308
UBS Securities
United States Dollar	29,769,868	Australian Dollar	41,874,139	6/18/19	215,857
United States Dollar	7,877,907	Canadian Dollar	10,548,250	5/16/19	1,031
Euro	2,824,303	United States Dollar	3,194,270	7/17/19	(4,888)
United States Dollar	42,500,856	Hong Kong Dollar	332,374,886	5/16/19	121,607
British Pound	938,520	United States Dollar	1,230,956	7/17/19	(2,143)
Swiss Franc	1,800,470	United States Dollar	1,809,371	5/16/19	(39,695)

20

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities (continued)
United States Dollar	7,234,694	Swiss Franc	7,154,658	5/16/19	202,407
United States Dollar	114,606	Swedish Krona	1,062,406	7/17/19	2,034
Gross Unrealized Appreciation					9,444,447
Gross Unrealized Depreciation					(1,212,506)

See notes to financial statements.

21

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $26,159,637)—Note 1(c):
Unaffiliated issuers	1,896,795,277	2,062,368,624
Affiliated issuers	222,771,320	221,669,728
Cash		68,951,415
Cash denominated in foreign currency	373,128	376,890
Cash collateral held by broker—Note 4		87,750,761
Dividends and interest receivable		15,616,425
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		9,444,447
Receivable for shares of Common Stock subscribed		8,790,244
Receivable for investment securities sold		232,574
Prepaid expenses		129,406
		2,475,330,514
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,517,941
Payable for investment securities purchased		29,249,820
Liability for securities on loan—Note 1(c)		9,047,242
Outstanding options written, at value (premiums received $2,307,395)—Note 4		2,424,622
Payable for shares of Common Stock redeemed		2,054,002
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,212,506
Payable for futures variation margin—Note 4		161,345
Unrealized depreciation on foreign currency transactions		120,914
Directors fees and expenses payable		23,652
Interest payable—Note 2		3,809
Accrued expenses		230,871
		46,046,724
Net Assets ($)		2,429,283,790
Composition of Net Assets ($):
Paid-in capital		2,411,385,172
Total distributable earnings (loss)		17,898,618
Net Assets ($)		2,429,283,790

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	28,210,077	27,917,535	1,204,641,177	1,168,515,001
Shares Outstanding	1,921,886	1,956,298	81,897,596	79,345,019
Net Asset Value Per Share ($)	14.68	14.27	14.71	14.73

See notes to financial statements.

22

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Interest (net of $19,249 foreign taxes withheld at source)	14,506,591
Dividends (net of $1,055,634 foreign taxes withheld at source):
Unaffiliated issuers	11,150,392
Affiliated issuers	1,618,771
Income from securities lending—Note 1(c)	36,171
Total Income	27,311,925
Expenses:
Management fee—Note 3(a)	7,037,246
Shareholder servicing costs—Note 3(c)	575,918
Distribution fees—Note 3(b)	102,641
Directors’ fees and expenses—Note 3(d)	79,615
Registration fees	65,481
Custodian fees—Note 3(c)	64,994
Professional fees	55,309
Prospectus and shareholders’ reports	32,944
Loan commitment fees—Note 2	21,988
Interest expense—Note 2	3,810
Miscellaneous	27,298
Total Expenses	8,067,244
Investment Income—Net	19,244,681
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,442,891
Net realized gain (loss) on options transactions	(2,598,602)
Net realized gain (loss) on futures	(8,025,659)
Net realized gain (loss) on forward foreign currency exchange contracts	17,166,852
Net Realized Gain (Loss)	7,985,482
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	103,366,570
Net unrealized appreciation (depreciation) on options transactions	1,679,996
Net unrealized appreciation (depreciation) on futures	(13,835,210)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,151,091)
Net Unrealized Appreciation (Depreciation)	88,060,265
Net Realized and Unrealized Gain (Loss) on Investments	96,045,747
Net Increase in Net Assets Resulting from Operations	115,290,428

See notes to financial statements.

23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	19,244,681	28,539,615
Net realized gain (loss) on investments	7,985,482	21,551,334
Net unrealized appreciation (depreciation) on investments	88,060,265	(49,007,518)
Net Increase (Decrease) in Net Assets Resulting from Operations	115,290,428	1,083,431
Distributions ($):
Distributions to shareholders:
Class A	(809,690)	(160,339)
Class C	(698,524)	-
Class I	(25,605,203)	(6,085,615)
Class Y	(29,691,512)	(7,357,475)
Total Distributions	(56,804,929)	(13,603,429)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,383,370	9,949,354
Class C	3,512,870	5,779,933
Class I	647,100,491	294,435,285
Class Y	431,124,016	163,135,257
Distributions reinvested:
Class A	794,942	156,257
Class C	664,217	-
Class I	23,820,861	5,903,112
Class Y	15,050,436	3,854,558
Cost of shares redeemed:
Class A	(4,074,540)	(24,352,906)
Class C	(4,794,959)	(12,015,519)
Class I	(187,803,211)	(307,725,100)
Class Y	(105,158,698)	(147,251,356)
Increase (Decrease) in Net Assets from Capital Stock Transactions	824,619,795	(8,131,125)
Total Increase (Decrease) in Net Assets	883,105,294	(20,651,123)
Net Assets ($):
Beginning of Period	1,546,178,496	1,566,829,619
End of Period	2,429,283,790	1,546,178,496

24

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	306,542	691,964
Shares issued for distributions reinvested	56,904	10,889
Shares redeemed	(284,202)	(1,709,260)
Net Increase (Decrease) in Shares Outstanding	79,244	(1,006,407)
Class Cb
Shares sold	251,264	415,213
Shares issued for distributions reinvested	48,767	-
Shares redeemed	(343,769)	(862,746)
Net Increase (Decrease) in Shares Outstanding	(43,738)	(447,533)
Class Ia,c
Shares sold	45,331,769	20,426,413
Shares issued for distributions reinvested	1,702,707	410,794
Shares redeemed	(13,057,431)	(21,397,769)
Net Increase (Decrease) in Shares Outstanding	33,977,045	(560,562)
Class Ya,c
Shares sold	29,703,358	11,301,935
Shares issued for distributions reinvested	1,075,032	268,050
Shares redeemed	(7,295,211)	(10,234,190)
Net Increase (Decrease) in Shares Outstanding	23,483,179	1,335,795

[a] During the period ended April 30, 2019, 642 Class A shares representing $9,269 were exchanged for 640 Class I shares and 234,298 Class Y shares representing $3,369,286 were exchanged for 234,571 Class I shares.

[b] During the period ended October 31, 2018, 307 Class C shares representing $4,204 were automatically converted to 298 Class A shares.

[c] During the period ended October 31, 2018, 21,357 Class A shares representing $306,692 were exchanged for 21,283 Class Y shares, 381,014 Class Y shares representing $5,512,575 were exchanged for 381,466 Class I shares.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2019	Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.32	14.39	14.72	14.61	15.11	14.75
Investment Operations:
Investment income—net[a]	.13	.22	.15	.17	.17	.36
Net realized and unrealized gain (loss) on investments	.70	(.23)	(.09)	.51	.01[b]	.17
Total from Investment Operations	.83	(.01)	.06	.68	.18	.53
Distributions:
Dividends from investment income—net	(.47)	(.06)	(.39)	(.57)	(.68)	(.04)
Dividends from net realized gain on investments	-	-	-	-	-	(.13)
Total Distributions	(.47)	(.06)	(.39)	(.57)	(.68)	(.17)
Net asset value, end of period	14.68	14.32	14.39	14.72	14.61	15.11
Total Return (%)[c]	5.99[d]	(.05)	.47	4.87	1.22	3.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[e]	1.13	1.17	1.16	1.15	1.20
Ratio of net expenses to average net assets	1.10[e]	1.13	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	1.77[e]	1.55	1.09	1.15	1.16	2.38
Portfolio Turnover Rate	54.48[d]	85.64	79.00	57.17	68.92	47.01
Net Assets, end of period ($ x 1,000)	28,210	26,380	41,008	157,624	49,672	56,501

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

26

Six Months Ended
	April 30, 2019	Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.87	13.99	14.34	14.26	14.79	14.51
Investment Operations:
Investment income—net[a]	.07	.11	.08	.06	.06	.21
Net realized and unrealized gain (loss) on investments	.69	(.23)	(.12)	.50	.02[b]	.20
Total from Investment Operations	.76	(.12)	(.04)	.56	.08	.41
Distributions:
Dividends from investment income—net	(.36)	-	(.31)	(.48)	(.61)	-
Dividends from net realized gain on investments	-	-	-	-	-	(.13)
Total Distributions	(.36)	-	(.31)	(.48)	(.61)	(.13)
Net asset value, end of period	14.27	13.87	13.99	14.34	14.26	14.79
Total Return (%)[c]	5.58[d]	(.86)	(.23)	4.12	.49	2.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88[e]	1.90	1.92	1.90	1.91	1.96
Ratio of net expenses to average net assets	1.88[e]	1.89	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.99[e]	.82	.58	.44	.39	1.41
Portfolio Turnover Rate	54.48[d]	85.64	79.00	57.17	68.92	47.01
Net Assets, end of period ($ x 1,000)	27,918	27,739	34,240	35,861	16,470	11,969

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2019	Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.36	14.47	14.78	14.68	15.18	14.81
Investment Operations:
Investment income—net[a]	.15	.26	.23	.20	.21	.38
Net realized and unrealized gain (loss) on investments	.71	(.24)	(.13)	.52	.01[b]	.19
Total from Investment Operations	.86	.02	.10	.72	.22	.57
Distributions:
Dividends from investment income—net	(.51)	(.13)	(.41)	(.62)	(.72)	(.07)
Dividends from net realized gain on investments	-	-	-	-	-	(.13)
Total Distributions	(.51)	(.13)	(.41)	(.62)	(.72)	(.20)
Net asset value, end of period	14.71	14.36	14.47	14.78	14.68	15.18
Total Return (%)	6.16[c]	.11	.82	5.16	1.49	3.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[d]	.90	.90	.88	.86	.90
Ratio of net expenses to average net assets	.89[d]	.90	.90	.88	.86	.90
Ratio of net investment income to average net assets	2.03[d]	1.81	1.61	1.36	1.40	2.51
Portfolio Turnover Rate	58.48[c]	85.64	79.00	57.17	68.92	47.01
Net Assets, end of period ($ x 1,000)	1,204,641	688,369	701,598	509,712	104,057	74,438

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to financial statements.

28

Six Months Ended
	April 30, 2019	Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.39	14.49	14.79	14.69	15.18	14.81
Investment Operations:
Investment income—net[a]	.15	.28	.24	.22	.22	.26
Net realized and unrealized gain (loss) on investments	.71	(.25)	(.12)	.51	.02[b]	.31
Total from Investment Operations	.86	.03	.12	.73	.24	.57
Distributions:
Dividends from investment income—net	(.52)	(.13)	(.42)	(.63)	(.73)	(.07)
Dividends from net realized gain on investments	-	-	-	-	-	(.13)
Total Distributions	(.52)	(.13)	(.42)	(.63)	(.73)	(.20)
Net asset value, end of period	14.73	14.39	14.49	14.79	14.69	15.18
Total Return (%)	6.17[c]	.24	.92	5.18	1.57	3.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.80	.82	.81	.83	.88
Ratio of net expenses to average net assets	.79[d]	.80	.82	.81	.83	.88
Ratio of net investment income to average net assets	2.11[d]	1.92	1.67	1.53	1.45	1.77
Portfolio Turnover Rate	54.48[c]	85.64	79.00	57.17	68.92	47.01
Net Assets, end of period ($ x 1,000)	1,168,515	803,690	789,983	707,727	407,642	243,251

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Global Real Return Fund to BNY Mellon Global Real Return Fund and the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (200 million shares authorized), Class Y (200 million shares authorized) and Class T (10 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

30

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service

32

approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	197,735,856	-	197,735,856
Equity Securities –Common Stocks	936,417,486	-	-	936,417,486
Equity Securities – Preferred Stocks	8,960,960	-	-	8,960,960
Exchange –Traded Fund	75,167,655	-	-	75,167,655
Foreign Government	-	415,032,675	-	415,032,675
Investment Companies	189,192,673	-	-	189,192,673
U.S. Treasury	-	455,043,552	-	455,043,552
Other Financial Instruments:
Futures†	268,988	-	-	268,988
Forward Foreign Currency Exchange Contracts†	-	9,444,447	-	9,444,447
Options Purchased	6,487,495	-	-	6,487,495
Liabilities ($)
Other Financial Instruments:
Futures†	(9,196,156)	-	-	(9,196,156)
Forward Foreign Currency Exchange Contracts†	-	(1,212,506)	-	(1,212,506)
Options Written	(2,079,232)	(345,390)	-	(2,424,622)

† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments

34

resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $134,508,454 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. If not applied, the fund has $59,076,685 of short-term capital losses and $75,431,769 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $13,603,429. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the

36

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. During the period ended April 30, 2019, there were no reduction of expenses, pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub Adviser, the Adviser pays Sub Adviser an annual fee of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2019, the Distributor retained $3,975 from commissions earned on sales of the fund’s Class A shares and $1,423 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $102,641 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $32,605 and $34,214, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $5,526 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $64,994 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,433,007, Distribution Plan fees $17,061, Shareholder Services Plan fees $11,383, custodian fees $49,000, Chief Compliance Officer fees $5,660 and transfer agency fees $1,830.

38

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2019, amounted to $1,468,448,752 and $882,279,750, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at April 30, 2019 are set forth in Statement of Options Written.

40

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	-		Interest rate risk	(68,578)	[1]
Equity risk	6,756,483	[1,2]	Equity risk	(11,552,200)	[1,3]
Foreign exchange risk	9,444,447	[4]	Foreign exchange risk	(1,212,506)	[4]
Gross fair value of derivative contracts	16,200,930			(12,833,284)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Outstanding options written, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	25,577		-		-		25,577
Equity	(8,051,236)		(2,598,602)		-		(10,649,838)
Foreign exchange	-		-		17,166,852		17,166,852
Total	(8,025,659)		(2,598,602)		17,166,852		6,542,591

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(68,578)		-		-		(68,578)
Equity	(13,766,632)		1,679,996		-		(12,086,636)
Foreign exchange	-		-		(3,151,091)		(3,151,091)
Total	(13,835,210)		1,679,996		(3,151,091)		(15,306,305)

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net unrealized appreciation (depreciation) on futures.
[5] Net unrealized appreciation (depreciation) on options transactions.
[6] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

42

At April 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	268,988	(9,196,156)
Options	6,487,495	(2,424,622)
Forward contracts	9,444,447	(1,212,506)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	16,200,930	(12,833,284)
Derivatives not subject to
Master Agreements	(6,756,483)	10,763,306
Total gross amount of assets
and liabilities subject to
Master Agreements	9,444,447	(2,069,978)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2019:

			Financial
			Instruments
	Gross		and Derivatives			Net
	Amount of		Available	Collateral		Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets Corp.	199,872		(11,568)	-		188,304
Citigroup	41,133		(41,133)	-		-
J.P. Morgan Securities	3,542,853		(201,916)	(3,340,937)		-
RBS Securities	826,842		-	-		826,842
State Street Bank and Trust Company	4,290,811		(802,953)	(3,487,858)		-
UBS Securities	542,936		(46,726)	(496,210)		-
Total	9,444,447		(1,104,296)	(7,325,005)		1,015,146

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
	Gross		and Derivatives			Net
	Amount of		Available	Collateral		Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets Corp.	(11,568)		11,568	-		-
Citigroup	(1,006,815)		41,133	965,682		-
J.P. Morgan Securities	(201,916)		201,916	-		-
State Street Bank and Trust Company	(802,953)		802,953	-		-
UBS Securities	(46,726)		46,726	-		-
Total	(2,069,978)		1,104,296	965,682		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Equity futures	264,387,793
Equity options contracts	3,288,115
Interest rate futures	61,726,434
Forward contracts	980,795,723

At April 30, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $163,659,301, consisting of $194,699,074 gross unrealized appreciation and $31,039,773 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

44

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, ranking first in the Performance Group for all periods and in the first quartile of the Performance Universe for all periods except the three-year period when it was in the second quartile. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the eight calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group) and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The

46

Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

48

NOTES

49

For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6278SA0419

BNY Mellon Sustainable Balanced Fund

SEMIANNUAL REPORT April 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable Balanced Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Sustainable Balanced Fund’s (formerly Dreyfus Global Multi-Asset Income Fund), covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by primary portfolio managers Paul Flood and Bhavin Shah of Newton Investment Management (North America) Limited (Newton), Sub-Investment Adviser for the period from November 1, 2018 through March 31, 2019, and by Yuko Takano and Rob Stewart of Newton for the portion of the fund’s assets allocated to Newton and by Paul Benson, Karen Wong and Nancy Rogers of Mellon Investments Corporation (Mellon) for the portion of the fund’s assets allocated to Mellon for the period from April 1, 2019 through April 30, 2019.

On April 1, 2019, the fund (formerly known as Dreyfus Global Multi-Asset Income Fund) transitioned to BNY Mellon Sustainable Balanced Fund. Yuko Takano and Rob Stewart are the fund’s new primary portfolio managers responsible for the portion of the fund’s assets allocated to Newton and for overall asset allocation for the fund. Paul Benson, Karen Wong, and Nancy Rogers are the fund’s new primary portfolio managers responsible for the portfolio of the fund’s assets allocated to Mellon. Paul Flood and Bhavin Shah no longer manage the fund.

Market and Fund Performance Overview

For the six-month period between November 1, 2018 and April 30, 2019, BNY Mellon Sustainable Balanced Fund’s Service shares (formerly Dreyfus Global Multi-Asset Income Fund’s Class A shares) returned 5.44%, and the fund’s Class K shares (formerly Dreyfus Global Multi-Asset Income Fund’s Class Y shares) produced a total return of 5.64%.1 Dreyfus Global Multi-Asset Income Fund’s Class C and Class I shares became inactive during the period. In comparison, the fund’s benchmark, the MSCI ACWI Index, its customized blended index, a blend of 60% MSCI ACWI Index/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index, and Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index produced total returns of 9.37%, 7.99% and 5.47%, respectively, for the same period.2,3

Global markets encountered heightened volatility during the first few months of the reporting period but regained strength due in part to continued accommodative monetary policies from major central banks. The fund lagged its primary benchmark and customized blended index over the period, due in part to equity security selection and currency hedging of bonds.

The Fund’s Investment Approach

BNY Mellon Sustainable Balanced Fund (formerly Dreyfus Global Multi-Asset Income Fund) sought current income, while maintaining the potential for long-term capital appreciation. To pursue its goal, the fund used an actively managed, global multi-asset strategy that focuses on income generation. The fund’s sub-adviser allocated the fund’s investments among equity and equity-related securities, debt, and debt-related securities, and to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets. The fund sought to gain exposure to various asset classes principally through direct investments in securities, but the fund also was permitted to use derivative instruments and investments in other investment companies, including exchange-traded funds (ETFs) and real estate investment trusts (REITs), for such exposure.

Effective April 1, 2019, BNY Mellon Sustainable Balanced Fund began seeking long-term capital appreciation. To pursue its goal, the fund uses a global multi-asset strategy. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive investment attributes and sustainable business practices and have no material, unresolvable environmental, social and governance (ESG) issues and debt securities included in the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. The fund’s investments are allocated among equity and equity-related securities and debt and debt-related securities. Under normal market conditions, generally 60% of the fund’s net assets will be allocated to equity and equity-related investments and 40% of the fund’s net assets will be allocated to debt and debt-related securities.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A Tale of Two Markets

After a near decade-long bull market in financial assets, investors experienced decidedly more bearish conditions towards the end of 2018, with volatile stock markets losing significant ground during the final quarter of the year. In the wake of December’s fourth U.S. interest-rate rise of 2018, equity markets fell sharply on investors’ concerns of further rate hikes in 2019. The indecision evident in the U.S. Federal Reserve (the “Fed”) chair’s repeated assessment that there was “significant uncertainty” about the path of borrowing costs also weighed on sentiment.

In financial markets, there was also a sense of mixed reality during the opening months of the year, as investors sought to make sense of a changing backdrop. Policy U-turns by several leading central banks, amid concerns about slowing economic growth, brought divergent reactions. Government bond-market participants appeared preoccupied with those underlying concerns, while equity investors, whose fortunes have been shaped in large measure since the global financial crisis by the actions of monetary authorities, were seemingly more animated by the change of policy tack and the likelihood of sustained liquidity in stock markets it entailed. The worst December for U.S. stocks since the Great Depression was thereby followed by the best January since 1987.

Policy change was widespread. The U.S. Fed cut its forecasts for U.S. GDP growth, abandoned its previous plans for interest-rate rises this year, and said it would stop selling its bond holdings in September; the European Central Bank (ECB) lowered its projections for Eurozone growth and revived a crisis-era program of bank lending; and the Bank of England retreated from its prior plans for rate increases. While inflation in troubled Venezuela hit 2,690,000% at the start of 2019, developed-world policymakers’ fear of a deflationary slowdown appeared paramount.

Stock Selection and Currency Hedging Dampened Results

Equities delivered a positive return to the fund but were the weakest of the asset classes over the reporting period, creating a shortfall in benchmark-relative returns. Much of this is owed to the significant headwinds faced in the later part of 2018. The start of 2019 saw equities rally strongly. Financials, consumer services and industrials were positive, while our holding of Albemarle within basic materials was negative. Asian Insurer AIA Group, which has significant exposure to the growing Asian middle class and is well placed to capitalize on the growing demand for lifestyle products, was the largest contributor. Australian REIT Dexus also did well, supported by attractive dynamics within the Australian commercial real estate market. Apple was the single largest detractor, as it was heavily down on the back of negative headlines surrounding demand in China during the last quarter of 2018. German telecommunications provider Telefonica Deutschland contributed negatively to performance as a competitive spectrum auction weighed on sentiment.

Over the reporting period, our alternatives holdings were the leading contributing asset class. Property and renewables were the most additive asset groups, as investors valued the defensive qualities of defined returns profiles, lower economic sensitivity and inflation-linked revenues. Italian infrastructure owner and operator Atlantia, which is part of our economic infrastructure exposure, also did well; the stock price recovered following the tragic bridge collapse in Genoa.

Bond markets were broadly strong under a backdrop of slower global growth, political uncertainty and more dovish tones coming from central banks. The fund saw positive contributions from emerging-market, corporate and government bonds. The fund’s currency hedging of bonds and defined return profile alternatives were negative.

4

New Opportunities and a New Focus

As of April 1, 2019, the new investment team shifted the focus of the fund from an actively managed, global multi-asset strategy that focuses on income generation to a “balanced” investment strategy, combining an actively managed portfolio of equity securities and an indexed portfolio of debt securities that focuses on capital appreciation and ESG issues.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until April 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund may terminate this expense limitation at any time. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI ACWI Index captures large- and mid-cap representation across Developed-Market (DM) countries and Emerging-Market (EM) countries. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 Source: FactSet — The Bloomberg Barclays MSCI US Aggregate ESG Select Sector Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition, treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable Balanced Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class K	Service Shares
Expenses paid per $1,000†	$3.31	$4.23
Ending value (after expenses)	$1,056.40	$1,054.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class K	Service Shares
Expenses paid per $1,000†	$3.26	$4.16
Ending value (after expenses)	$1,021.57	$1,020.68

† Expenses are equal to the fund’s annualized expense ratio of .65% for Class K and .83% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2019 (Unaudited)

Description	Coupon Rate (%)	MaturityDate	Principal Amount ($)	Value ($)
Bonds and Notes - 39.0%
Canada - 1.6%
Bank of Montreal, Sub. Notes	4.34	10/5/2028	25,000	25,679
Bank of Nova Scotia, Sr. Unscd. Notes	2.70	3/7/2022	25,000	24,986
Canadian Governement, Sr. Unscd. Notes	2.38	1/31/2022	20,000	19,985
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.10	4/2/2024	25,000	25,024
Province of Alberta Canada, Sr. Unscd. Notes	2.20	7/26/2022	20,000	19,841
Province of Ontario Canada, Sr. Unscd. Bonds	2.50	4/27/2026	25,000	24,616
Royal Bank of Canada, Sr. Unscd. Notes	2.75	2/1/2022	25,000	25,077
Toronto-Dominion Bank, Sr. Unscd. Notes	3.25	3/11/2024	25,000	25,374
				190,582
France - .2%
Total Capital, Gtd. Notes	3.88	10/11/2028	20,000	21,213
Germany - .5%
Kreditanstalt fuer Wiederaufbau, Govt. Gtd. Bonds	0.00	4/18/2036	25,000	[a] 15,162
Kreditanstalt fuer Wiederaufbau, Govt. Gtd. Notes	2.63	2/28/2024	25,000	25,301
Landwirtschaftliche Rentenbank, Gtd. Bonds	2.25	10/1/2021	25,000	24,954
				65,417
Poland - .2%
Polish Government, Sr. Unscd. Notes	3.25	4/6/2026	25,000	25,550
Supranational - .6%
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	35,000	34,003
International Bank For Reconstruction & Development, Sr. Unscd. Notes	1.38	9/20/2021	35,000	34,236
				68,239
United Kingdom - .6%
BP Capital Markets, Gtd. Notes	3.81	2/10/2024	25,000	25,991
GlaxoSmithKline Capital, Gtd. Notes	3.13	5/14/2021	25,000	25,250

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 39.0% (continued)
United Kingdom - .6% (continued)
Royal Bank of Scotland Group, Sub. Notes	6.00	12/19/2023	25,000		26,866
				78,107
United States - 35.2%
AbbVie, Sr. Unscd. Notes	3.38	11/14/2021	15,000		15,172
Alexandria Real Estate Equities, Gtd. Notes	4.60	4/1/2022	25,000		26,133
American Express, Sr. Unscd. Notes	3.40	2/22/2024	25,000		25,466
American Tower, Sr. Unscd. Notes	3.50	1/31/2023	25,000		25,401
Amgen, Sr. Unscd. Notes	4.56	6/15/2048	20,000		20,180
Apple, Sr. Unscd. Notes	3.25	2/23/2026	25,000		25,399
Apple, Sr. Unscd. Notes	3.75	11/13/2047	10,000		9,787
AT&T, Sr. Unscd. Notes	3.90	3/11/2024	15,000		15,547
AT&T, Sr. Unscd. Notes	4.35	3/1/2029	20,000		20,696
AT&T, Sr. Unscd. Notes	5.55	8/15/2041	15,000		16,581
BB&T, Sr. Unscd. Notes	3.75	12/6/2023	25,000		25,911
Conagra Brands, Sr. Unscd. Notes	5.30	11/1/2038	25,000		25,884
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	25,000		27,770
Consolidated Edison Co. of New York, Sr. Unscd. Debenture, Ser. 09-C	5.50	12/1/2039	25,000		29,971
CSX, Sr. Unscd. Notes	3.35	11/1/2025	25,000		25,118
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	20,000		19,804
Dell International, Sr. Scd. Notes	4.90	10/1/2026	15,000	[b]	15,380
Discovery Communications, Gtd. Notes	5.20	9/20/2047	20,000		19,958
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	15,000		15,697
Gilead Sciences, Sr. Unscd. Notes	3.50	2/1/2025	25,000		25,480
Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	30,000		30,249

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 39.0% (continued)
United States - 35.2% (continued)
Goldman Sachs Group, Sr. Unscd. Notes	4.00	3/3/2024	15,000	15,523
Home Depot, Sr. Unscd. Notes	3.90	12/6/2028	20,000	21,218
Intel, Sr. Unscd. Notes	3.15	5/11/2027	20,000	20,177
Johnson & Johnson, Sr. Unscd. Notes	2.63	1/15/2025	25,000	25,000
Kraft Heinz Foods, Gtd. Notes	4.63	1/30/2029	15,000	15,560
Marsh & McLennan Cos., Sr. Unscd. Notes	4.75	3/15/2039	15,000	16,308
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	15,000	15,428
Microsoft, Sr. Unscd. Notes	2.88	2/6/2024	25,000	25,250
Microsoft, Sr. Unscd. Notes	4.25	2/6/2047	10,000	10,960
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	10,000	10,407
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	30,000	31,739
Mosaic, Sr. Unscd. Notes	4.25	11/15/2023	20,000	20,837
Nisource Finance, Gtd. Notes	3.49	5/15/2027	15,000	15,033
Nordstrom, Sr. Unscd. Notes	5.00	1/15/2044	20,000	18,122
Occidental Petroleum, Sr. Unscd. Notes	4.10	2/15/2047	20,000	19,244
Omnicom Group, Gtd. Notes	3.63	5/1/2022	25,000	25,514
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	20,000	19,945
Phillips 66, Gtd. Notes	3.90	3/15/2028	20,000	20,643
Prudential Financial, Sr. Unscd. Notes	4.35	2/25/2050	15,000	15,785
Sabine Pass Liquefaction, Sr. Scd. Notes	5.88	6/30/2026	25,000	27,855
Santander Holdings USA, Sr. Unscd. Notes	4.45	12/3/2021	25,000	25,839
Toyota Motor Credit, Sr. Unscd. Notes	2.60	1/11/2022	25,000	25,041
TWDC Enterprises 18, Gtd. Notes	4.13	6/1/2044	20,000	21,234
U.S. Treasury Bonds	2.75	8/15/2047	25,000	24,106

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 39.0% (continued)
United States - 35.2% (continued)
U.S. Treasury Bonds	3.00	2/15/2048	30,000		30,373
U.S. Treasury Bonds	3.00	2/15/2049	35,000		35,463
U.S. Treasury Bonds	3.13	5/15/2048	54,000		56,013
U.S. Treasury Bonds	3.13	2/15/2042	55,000		57,365
U.S. Treasury Bonds	3.13	11/15/2041	50,000		52,226
U.S. Treasury Bonds	3.88	8/15/2040	10,000		11,709
U.S. Treasury Bonds	4.38	5/15/2040	35,000		43,792
U.S. Treasury Bonds	6.25	5/15/2030	55,000		74,606
U.S. Treasury Notes	1.13	7/31/2021	125,000		121,936
U.S. Treasury Notes	1.13	8/31/2021	80,000		77,969
U.S. Treasury Notes	1.25	10/31/2021	150,000		146,391
U.S. Treasury Notes	1.38	8/31/2020	20,000		19,748
U.S. Treasury Notes	1.50	8/15/2020	35,000		34,635
U.S. Treasury Notes	1.63	10/15/2020	100,000		99,020
U.S. Treasury Notes	2.00	8/31/2021	100,000		99,432
U.S. Treasury Notes	2.00	5/31/2024	65,000		64,100
U.S. Treasury Notes	2.00	6/30/2024	50,000		49,285
U.S. Treasury Notes	2.00	4/30/2024	100,000		98,641
U.S. Treasury Notes	2.13	8/15/2021	100,000		99,709
U.S. Treasury Notes	2.13	11/30/2024	75,000		74,249
U.S. Treasury Notes	2.13	7/31/2024	75,000		74,366
U.S. Treasury Notes	2.13	9/30/2024	45,000		44,577
U.S. Treasury Notes	2.25	7/31/2021	150,000		149,979
U.S. Treasury Notes	2.25	8/15/2027	45,000		44,306
U.S. Treasury Notes	2.63	8/31/2020	137,000		137,514
U.S. Treasury Notes	2.75	2/15/2028	45,000		45,973
U.S. Treasury Notes	2.88	5/15/2028	40,000		41,260
Zoetis, Sr. Unscd. Notes	3.90	8/20/2028	15,000		15,342
Federal National Mortgage Association:
2.50%			50,000	c,d	49,482
3.00%			250,000	[c,d]	247,973
3.50%			300,000	[c,d]	303,049
4.00%			225,000	[c,d]	230,904
4.50%			100,000	[c,d]	104,061
5.00%			25,000	[c,d]	26,350
5.50%			25,000	[c,d]	26,705
Government National Mortgage Association II:
3.00%			100,000	[c]	99,777
3.50%			150,000	[c]	152,508
4.00%			100,000	[c]	102,984
4.50%			50,000	[c]	51,851

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 39.0% (continued)
United States - 35.2% (continued)
5.00%			25,000	[c] 26,081
				4,270,056
Uruguay - .1%
Uruguayan Government, Sr. Unscd. Bonds	4.98	4/20/2055	15,000	15,487
Total Bonds and Notes (cost $4,730,791)			4,734,651
Description			Shares	Value ($)
Common Stocks - 59.8%
Australia - 1.7%
Australia & New Zealand Banking Group			2,396	45,942
CSL			208	29,116
Dexus			4,068	[f] 35,847
National Australia Bank			2,429	43,407
Westpac Banking			2,484	48,173
				202,485
Canada - .8%
Canadian National Railway			511	47,465
Toronto-Dominion Bank			942	53,734
				101,199
China - 1.6%
3SBio			15,500	[b,g] 28,650
Alibaba Group Holding, ADR			452	[g] 83,878
Tencent Holdings			1,706	84,378
				196,906
Denmark - .5%
Novo Nordisk, Cl. B			547	26,749
Orsted			371	[b] 28,403
				55,152
France - 2.2%
BNP Paribas			939	49,973
Danone			558	45,111
Kering			69	40,785
L'Oreal			208	57,180
Sanofi			417	36,243
Valeo			995	[g] 36,125
				265,417
Germany - 1.5%
Allianz			227	54,689
Brenntag			1,684	90,774
Deutsche Wohnen-BR			759	34,111
				179,574

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks - 59.8% (continued)
Hong Kong - 1.7%
AIA Group	9,000	91,723
China Mobile	7,000	66,700
Link	4,500	52,487
		210,910
Ireland - .8%
Accenture, Cl. A	221	40,370
Medtronic	673	59,769
		100,139
Israel - .5%
Bank Hapoalim	8,650	[g] 63,590
Japan - 5.7%
Ebara	2,200	67,695
Fast Retailing	100	57,865
Honda Motor	1,600	44,550
KDDI	1,900	43,413
Keyence	100	62,066
M3	1,700	30,060
Mitsubishi UFJ Financial Group	9,000	44,756
Nippon Telegraph & Telephone	900	37,353
NTT DOCOMO	1,800	39,038
SoftBank Group	300	31,274
Sony	900	42,119
Sumitomo Mitsui Financial Group	1,200	43,602
Suntory Beverage & Food	700	30,828
Takeda Pharmaceutical	800	29,628
Toyota Motor	1,300	[g] 80,599
		684,846
Mexico - .5%
Fomento Economico Mexicano	6,613	64,631
Netherlands - .5%
ASML Holding	256	53,274
New Zealand - .2%
Fisher & Paykel Healthcare	2,702	28,532
Norway - .6%
DNB	3,500	67,201
Singapore - .2%
Venture Corp	2,200	27,449
South Africa - .8%
Life Healthcare Group Holdings	15,939	29,026
Naspers, Cl. N	126	[g] 32,195
Old Mutual	20,046	32,217
		93,438

12

Description	Shares		Value ($)
Common Stocks - 59.8% (continued)
South Korea - .3%
Samsung SDI	191		38,669
Spain - .8%
Banco Santander	10,504		53,151
Iberdrola	5,003		45,441
		98,592
Switzerland - 2.6%
ABB	4,470		91,993
Ferguson	1,099		77,960
Nestle	663		63,798
Roche Holding	306		80,663
		314,414
Taiwan - .5%
Taiwan Semiconductor Manufacturing	7,000	[g]	58,671
United Kingdom - 4.9%
Ascential	6,357		29,560
AstraZeneca	335		25,013
Aviva	7,321		41,003
Barclays	20,171		43,211
BT Group	9,728		29,056
GlaxoSmithKline	1,369		28,088
HSBC Holdings	8,149		70,888
Johnson Matthey	1,521		66,186
Legal & General Group	10,919		39,611
Linde	395		71,203
Prudential	2,420		54,751
RELX	1,338		30,690
Royal Bank of Scotland Group	9,674		30,225
Vodafone Group	17,450		32,312
		591,797
United States - 30.9%
3M	201		38,091
Abbott Laboratories	645		51,316
Adobe	154	[g]	44,544
Albemarle	509		38,206
Alphabet, Cl. C	79	[g]	93,890
Amazon.com	67	[g]	129,077
American Express	437		51,229
American Tower	226	[f]	44,138
Amgen	273		48,954
Apple	876		175,787
Applied Materials	740		32,612
AT&T	1,559		48,267
Automatic Data Processing	180		29,590

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 59.8% (continued)
United States - 30.9% (continued)
Becton Dickinson and Co.	127		30,574
Biogen	132	[g]	30,260
BlackRock	102		49,494
Booking Holdings	16	[g]	29,680
Bristol-Myers Squibb	908		42,158
Brixmor Property Group	1,948	[f]	34,830
Celgene	326	[g]	30,859
Cerner	504	[g]	33,491
Cigna	214		33,992
Cisco Systems	1,850		103,507
Citigroup	1,441		101,879
CMS Energy	1,316		73,104
Coca-Cola	1,055		51,758
Colgate-Palmolive	673		48,988
Costco Wholesale	145		35,602
CSX	689		54,865
Deere & Co.	468		77,515
Ecolab	242		44,547
Eli Lilly & Co.	398		46,582
Estee Lauder, Cl. A	243		41,750
Eversource Energy	766		54,892
Gilead Sciences	1,067		69,398
Goldman Sachs Group	341		70,219
Home Depot	255		51,943
Intel	1,019		52,010
International Flavors & Fragrances	287		39,546
Intuit	110		27,617
Lowe's	464		52,497
Mastercard, Cl. A	278		70,679
Merck & Co.	957		75,325
Microsoft	1,622		211,833
Mondelez International, Cl. A	941		47,850
Morgan Stanley	1,053		50,807
NextEra Energy	260		50,554
NIKE, Cl. B	651		57,177
PayPal Holdings	377	[g]	42,514
PepsiCo	513		65,690
PNC Financial Services Group	620		84,897
Procter & Gamble	626		66,656
Prologis	549	[f]	42,092
S&P Global	211		46,559
salesforce.com	344	[g]	56,880
Starbucks	439		34,102

14

Description			Shares	Value ($)
Common Stocks - 59.8% (continued)
United States - 30.9% (continued)
Texas Instruments			407	47,957
The TJX Companies			789	43,300
Thermo Fisher Scientific			232	64,368
Union Pacific			362	64,088
United Parcel Service, Cl. B			426	45,250
Verizon Communications			869	49,698
Visa, Cl. A			470	77,282
VMware, Cl. A			160	32,661
Walt Disney			630	86,291
				3,753,768
Total Common Stocks (cost $7,043,654)			7,250,654
	Preferred Dividend Yield (%)
Preferred Stocks - .3%
Brazil - .3%
Banco Bradesco (cost $37,566)	BRL	2.93	3,998	36,298
	1-Day Yield (%)
Investment Companies - 11.7%
Registered Investment Companies - 11.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,423,999)		2.45	1,423,999	[h] 1,423,999
Total Investments (cost $13,236,010)			110.8%	13,445,602
Liabilities, Less Cash and Receivables			(10.8%)	(1,311,583)
Net Assets			100.0%	12,134,019

ADR—American Depository Receipt

BR—Bearer Certificate

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $72,433 or .6% of net assets.

c Purchased on a forward commitment basis.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Amount stated in U.S. Dollars unless otherwise noted above.

f Investment in real estate investment trust within the United States.

g Non-income producing security.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Securities	15.7
Investment Companies	11.7
U.S. Government Agencies Mortgage-Backed	11.7
Banks	10.2
Health Care	9.0
Information Technology	6.6
Telecommunication Services	3.9
Internet Software & Services	3.3
Technology Hardware & Equipment	3.1
Chemicals	2.7
Insurance	2.6
Utilities	2.4
Real Estate	2.4
Diversified Financials	2.3
Industrials	2.0
Retailing	2.0
Transportation	2.0
Food Products	1.8
Beverage Products	1.8
Semiconductors & Semiconductor Equipment	1.7
Automobiles & Components	1.5
Commercial & Professional Services	1.5
Foreign/Governmental	1.4
Consumer Staples	1.4
Consumer Discretionary	1.3
Energy	1.2
Media	1.0
Electronic Components	1.0
Consumer Durables & Apparel	.8
Household & Personal Products	.3
Food & Staples Retailing	.3
Advertising	.2
110.8

† Based on net assets.

See notes to financial statements.

16

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 4/30/19($)	Net Assets (%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	11,900,780	10,476,781	1,423,999	11.7	43,462

See notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	11,812,011	12,021,603
Affiliated issuers	1,423,999	1,423,999
Cash		10,023
Cash denominated in foreign currency	3,916	3,902
Receivable for investment securities sold		87,830
Dividends and interest receivable		51,571
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		14,024
Prepaid expenses		31,559
		13,644,511
Liabilities ($):
Payable for investment securities purchased		1,460,074
Unrealized depreciation on foreign currency transactions		787
Directors fees and expenses payable		140
Accrued expenses		49,491
		1,510,492
Net Assets ($)		12,134,019
Composition of Net Assets ($):
Paid-in capital		12,986,801
Total distributable earnings (loss)		(852,782)
Net Assets ($)		12,134,019

Net Asset Value Per Share	Class K	Service Shares
Net Assets ($)	11,178,360	955,659
Shares Outstanding	935,314	80,000
Net Asset Value Per Share ($)	11.95	11.95

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Dividends (net of $4,365 foreign taxes withheld at source):
Unaffiliated issuers	73,046
Affiliated issuers	43,462
Interest (net of $418 foreign taxes withheld at source)	48,652
Total Income	165,160
Expenses:
Management fee—Note 3(a)	27,624
Professional fees	50,598
Registration fees	26,187
Prospectus and shareholders’ reports	5,891
Distribution fees—Note 3(b)	2,846
Custodian fees—Note 3(c)	2,483
Shareholder servicing costs—Note 3(c)	2,103
Directors’ fees and expenses—Note 3(d)	500
Loan commitment fees—Note 2	151
Miscellaneous	12,109
Total Expenses	130,492
Less—reduction in expenses due to undertaking—Note 3(a)	(91,909)
Net Expenses	38,583
Investment Income—Net	126,577
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(886,303)
Net realized gain (loss) on forward foreign currency exchange contracts	27,218
Net Realized Gain (Loss)	(859,085)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	1,423,527
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(63,047)
Net Unrealized Appreciation (Depreciation)	1,360,480
Net Realized and Unrealized Gain (Loss) on Investments	501,395
Net Increase in Net Assets Resulting from Operations	627,972

See notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)[a]	Year Ended October 31, 2018[b]
Operations ($):
Investment income—net	126,577	625,465
Net realized gain (loss) on investments	(859,085)	(270,533)
Net unrealized appreciation (depreciation) on investments	1,360,480	(1,151,687)
Net Increase (Decrease) in Net Assets Resulting from Operations	627,972	(796,755)
Distributions ($):
Distributions to shareholders:
Class K	(222,034)	-
Service Shares	(18,216)	-
Class A	-	(18,544)
Class C	-	(13,544)
Class I	-	(202,370)
Class Y	-	(222,490)
Total Distributions	(240,250)	(456,948)
Capital Stock Transactions ($):
Net proceeds from shares sold
Class A	-	1,000,000
Class C	-	1,000,000
Class I	-	11,000,000
Class Y	-	12,000,000
Cost of shares redeemed
Class I	-	(6,000,000)
Class Y	-	(6,000,000)
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	13,000,000
Total Increase (Decrease) in Net Assets	387,722	11,746,297
Net Assets ($):
Beginning of Period	11,746,297	-
End of Period	12,134,019	11,746,297
Capital Share Transactions (Shares):
Class A
Shares sold	-	80,000
Class C
Shares sold	-	80,000
Class I
Shares sold	-	880,000
Shares redeemed	-	(492,207)
Net Increase (Decrease) in Shares Outstanding	-	387,793
Class Y
Shares sold	-	960,000
Shares redeemed	-	(492,207)
Net Increase (Decrease) in Shares Outstanding	-	467,793

[a] Effective April 1, 2019, Class A shares were redesignated into Service Shares and Class Y shares were redesignated into Class K shares. Class C and Class I shares were exchanged for Class K shares and are no longer active.

[b] From November 30, 2017 (commencement of operations) to October 31, 2018.
See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2019	Period Ended October 31,
Class K Shares	(Unaudited)[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	11.57	12.50
Investment Operations:
Investment income—net[c]	.13	.37
Net realized and unrealized gain (loss) on investments	.49	(1.05)
Total from Investment Operations	.62	(.68)
Distributions:
Dividends from investment income—net	(.24)	(.25)
Net asset value, end of period	11.95	11.57
Total Return (%)	5.64[d]	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.23[e]	2.19[e]
Ratio of net expenses to average net assets	.65[e]	.71[e]
Ratio of net investment income to average net assets	2.01[e]	3.10[e]
Portfolio Turnover Rate	125.75[d]	81.07[d]
Net Assets, end of period ($ x 1,000)	11,178	5,412

a Effective April 1, 2019, Class Y shares were redesignated as Class K Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Period Ended October 31,
Service Shares	(Unaudited)[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	11.56	12.50
Investment Operations:
Investment income—net[c]	.11	.32
Net realized and unrealized gain (loss) on investments	.51	(1.03)
Total from Investment Operations	.62	(.71)
Distributions:
Dividends from investment income—net	(.23)	(.23)
Net asset value, end of period	11.95	11.56
Total Return (%)	5.44[d]	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.41[e]	2.56[e]
Ratio of net expenses to average net assets	.83[e]	.96[e]
Ratio of net investment income to average net assets	2.01[e]	2.78[e]
Portfolio Turnover Rate	125.75[d]	81.07[d]
Net Assets, end of period ($ x 1,000)	956	925

a Effective April 1, 2019, Class A shares were redesignated as Service Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable Balanced Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Each of Newton Investment Management (North America) Limited (“Newton”) and, as of April 1, 2019, Mellon Investments Corporation (“Mellon”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-investment advisers (the “Subadvisers”).

On April 1, 2019, the fund changed its name from Dreyfus Global Multi-Asset Income Fund to BNY Mellon Sustainable Balanced Fund and made related changes to its investment strategy and process, which are set forth in detail in the prospectus. In addition, the fund’s Class C, Class I and Class Y shares were redesignated as Class K shares and will generally be offered only to state-sponsored retirement plans that meet certain investment criteria set forth in the prospectus, Class A shares were redesignated as Service shares and will generally be offered only to holders of Class K shares who terminate their relationship with state-sponsored retirement plans.

Effective June 3, 2019, the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class K shares (300 million shares authorized) and Service shares (100 million shares authorized). Class K shares are generally only offered to state-sponsored retirement plans Service Class shares are generally offered only to only holders of Class K who terminate their relationship with state-

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sponsored retirement plan. Each class of shares has identical rights and privileges, except with respect to the Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class K shares and Service Shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

24

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

26

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds	-	1,230,465	-	1,230,465
Equity Securities – Common Stocks	7,250,654	-	-	7,250,654
Equity Securities – Preferred Stocks	-	36,298	-	36,298
Foreign Government	-	173,718	-	173,718
Investment Companies	1,423,999	-	-	1,423,999
U.S. Government Agencies /Mortgage-Backed	-	1,421,725	-	1,421,725
U.S. Treasury	-	1,908,743	-	1,908,743

At April 30, 2019, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

The tax year in the period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

28

The fund has an unused capital loss carryover of $166,069 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $456,948. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .11% of the value of the fund’s average daily net assets and is payable monthly. Effective as of April 1, 2019, the Board approved a reduction in the management fee from an annual rate of .55% to an annual rate of .11% of the value of the fund’s average daily net assets. The Adviser had contractually agreed, from November 1, 2018 through March 31, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 1, 2019 through April 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed .15% of the value of the fund’s average daily net assets. On or after April 1, 2020, The Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $91,909 during the period ended April 30, 2019.

Pursuant to sub-investment advisory agreements between the Adviser and the respective Subsdvisers, Newton and Mellon each serve as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each of Newton and Mellon a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is

30

not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares paid the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $2,846 pursuant to the Distribution Plan. Effective April 1, 2019, the Distribution Plan adopted pursuant to Rule 12b-1 under the Act for Class C shares was terminated.

(c) Under the Shareholder Services Plan, Class A and Class C shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $1,145 and $949, respectively, pursuant to the Shareholder Services Plan. Effective April 1, 2019, the Shareholder Service Plan for Class A and Class C shares was terminated.

Effective April 1, 2019, Under the Shareholder Services Plan, Service shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, the fund was charged $150 pursuant to the Shareholder Services Plan.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $102 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $2,483 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,088, Shareholder Services Plan fees $195, custodian fees $1,800, Chief Compliance Officer fees $5,660 and transfer agency fees $17, which are offset against an expense reimbursement currently in effect in the amount of $22,785.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period

32

ended April 30, 2019, amounted to $12,365,657 and $12,525,759, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2019, there were no forward contracts outstanding.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Forward contracts	780,303

At April 30, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $209,592, consisting of $292,776 gross unrealized appreciation and $83,184 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

34

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the approval of the fund’s Management Agreement, as proposed to be amended, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Management Agreement”), and the Sub-Investment Advisory Agreement, as proposed to be amended, pursuant to which Newton Investment Management (North America) Limited (“Newton,” or a “Subadviser”) currently provides day-to-day management of the fund’s investments (the “Newton Sub-Advisory Agreement”), and considered the approval of a new Sub-Investment Advisory Agreement, pursuant to which Mellon Investments Corporation (“Mellon,” or a “Subadviser” and, together with Newton, the “Subadvisers”) would provide day-to-day management of the fund’s assets allocated to debt and debt-related investments (the “Mellon Sub-Advisory Agreement” and, collectively with the Management Agreement and the Newton Sub-Advisory Agreement, each as proposed to be amended, the “Agreements”). The Adviser proposed to amend (1) the Management Agreement to reduce the management fee payable by the fund from an annual rate of .55% to .11% of the fund’s average daily net assets and (2) the Newton Sub-Advisory Agreement to reflect that Newton would provide asset allocation for the fund and manage the portion of the fund’s assets allocated to equity and equity-related investments (rather than day-to-day management of all of the fund’s investments as is currently the case, since it was proposed that Mellon would provide day-to-day management of the fund’s assets allocated to debt and debt-related investments) and, accordingly, to reduce the fee payable from the Adviser to Newton from an annual rate of .33% to .078% of the value of the fund’s average daily net assets, each effective April 1, 2019. The amendments to the Management Agreement and the Newton Sub-Advisory Agreement, as well as the new Mellon Sub-Advisory Agreement, were being proposed in connection with a proposed change to the investment strategy of the fund from an actively-managed global multi-asset strategy that focuses on income generation to a “balanced” investment strategy, combining an actively-managed portfolio of equity securities and an indexed portfolio of debt securities, that focuses on capital appreciation and sustainable and environmental, social and governance issues. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the approval of the amended Management and Newton Sub-Advisory Agreements and the approval of the Mellon Sub-Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support expected to be available to, and portfolio management capabilities of, the fund’s proposed portfolio management personnel and that the Adviser also would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting, and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadvisers. The Board also considered Newton’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.

Current Arrangements. The Board was provided with reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the year ended January 31, 2019 (since the fund only had one full year of performance), and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. As the fund’s proposed new investment management strategy and fee structure had not yet been implemented, these reports prepared by Broadridge related to the fund’s then-current investment strategy and fee structure.

The Board was provided with the results of the performance comparisons that the fund’s total return performance was below the Performance Group and Performance Universe medians in the one-year period. The Adviser also provided a comparison of the fund’s calendar year total return to the return of the fund’s benchmark index.

The Board also was provided with the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the results of the fees and expenses comparisons that the fund’s contractual management fee was the lowest in the Expense Group and the fund’s actual management fee (which was

36

zero) was the lowest in the Expense Group and Expense Universe and that total expenses were below the Expense Group and Expense Universe medians.

The Adviser previously had contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadvisers or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.

Proposed Arrangements. As the fund’s proposed new investment strategy had not yet been implemented, the Board was not able to review the fund’s performance in the proposed investment strategy. The Board discussed with representatives of the Adviser and the Subadvisers the proposed portfolio management team and the new investment strategy proposed to be employed in the management of the fund’s assets. The Board considered the reputation and experience of the Adviser and the Subadvisers.

The Board reviewed comparisons of the fund’s proposed new management fee and anticipated expense ratio (limited as described below) to the management fees and expense ratios of a group of funds independently prepared by Broadridge (the “New Expense Group”) and to the management fees of a broader group of funds in the fund’s anticipated Lipper category (which was not expected to change as a result of the proposed change in investment strategy) (the “New Expense Universe”). The Board considered that the fund’s proposed new contractual management fee was below the average and median contractual management fees for the funds in the New Expense Group and the New Expense Universe. The fund’s estimated total expenses (as limited through at least April 1, 2020 by agreement with the Adviser to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct operating expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15% of the fund’s average daily net assets) were below the average and median expense ratios of the funds in the New Expense Group.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by separate accounts and/or other investment products advised or sub-advised by each Subadviser with the same or similar investment mandate as the respective Subadviser would use to manage the portion of the fund’s portfolio allocated to it (the “Similar Accounts”) and explained the nature of the Similar Accounts. They discussed differences in fees paid and the relationship of the fees paid in light of any

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the Agreements.

The Board considered the fee to be paid to the Subadvisers in relation to the proposed new fee to be paid to the Adviser by the fund and the respective services to be provided by the Adviser and the Subadvisers. The Board also took into consideration that the Subadvisers’ fees will be paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund (which was zero) and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less.

As the fund’s proposed new investment management strategy and fee structure had not yet been implemented, representatives of the Adviser were not able to review the dollar amount of expenses allocated and profit received by the Adviser, or any economies of scale arising out of the fund’s new investment strategy and fee structure. The Board considered potential benefits to the Adviser and the Subadvisers from acting as investment adviser and sub-investment advisers, respectively, and, for Newton, took into consideration the soft dollar arrangements in effect for trading the fund’s investments. The Board also considered the uncertainty of future asset levels and their opportunity to review the Agreements at least annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided, or to be provided, by the Adviser and the Subadvisers are or would be adequate and appropriate.

• The Board concluded that, since the fund’s proposed new investment strategy had not yet been implemented (but was separately approved by the Board, along with all related proposals), performance pursuant to the new investment strategy could not be measured and was not a factor.

38

• The Board concluded that the fees to be paid to the Adviser and each Subadviser were appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

• The Board determined that, for the reasons discussed above, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund in connection with future renewals.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadvisers, of the Adviser and the Subadvisers and the services proposed to be provided to the fund by the Adviser and the Subadvisers. In addition, the Board’s consideration of the amended contractual fee arrangements for this fund had the benefit of a number of years of reviews of substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to approve each Agreement.

39

NOTES

40

NOTES

41

For More Information

BNY Mellon Sustainable Balanced Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Advisers

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Mellon Investment Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

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A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 4120SA0419

Dreyfus Total Emerging Markets Fund

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Total Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Total Emerging Markets Fund covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by Sean P. Fitzgibbon, Federico Garcia Zamora, and Josephine Shea, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, Dreyfus Total Emerging Markets Fund’s Class A shares produced a total return of 14.90%, Class C shares returned 14.46%, Class I shares returned 14.93%, and Class Y shares returned 14.99%.1 In comparison, the MSCI Emerging Markets Index, the fund’s benchmark, returned 13.76% for the same period.2  The fund’s secondary benchmark index, the hybrid “Customized Blended Index,” returned 11.80% for the same period. The Customized Blended Index is a blend of 70% MSCI Emerging Markets Index/15% J.P. Morgan GB Index-EM Global Diversified/7.5% J.P. Morgan EMB Index-Global/7.5% J.P. Morgan CEMB Index-Diversified.2,3,4,5,6

Emerging markets encountered heightened volatility during the first few months of the reporting period, but regained strength due in part to continued accommodative monetary policies from major central banks and optimism regarding a U.S.-China trade resolution. The fund outpaced its primary benchmark, the MSCI Emerging Markets Index, as well as its secondary benchmark, the Customized Blended Index. In equities, outperformance was primarily due to positioning within the financials and communication services sectors. In fixed income, exposures to the United Arab Emirates (UAE), Papua New Guinea, and Chile provided the most substantial benefit.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of emerging-market issuers and other investments that are tied economically to emerging-market countries. The fund normally allocates its investments among emerging-market equities, bonds and currencies.

The portfolio construction process starts with the fund’s portfolio managers assessing the risk and return expectations of equities, bonds and currencies for each emerging-market country over a 12-month period. These expectations are guided primarily by the portfolio managers’ common, global macroeconomic view and top-down country-specific outlooks. Moreover, these expectations also reflect the portfolio managers’ bottom-up valuation assessments of individual securities. The fund’s assets are then allocated to what we consider the more attractive emerging-market asset classes and countries. After making asset and country allocation decisions, the portfolio managers select individual securities for the fund’s portfolio.

In choosing bonds and currency investments for the fund, the portfolio managers rely on in-depth fundamental analysis. In considering the attractiveness of local currency exposures (through investment in forward contracts, bonds or equities), the portfolio managers focus, among other things, on the balance-of-payments outlook for the relevant country. In choosing equity investments for the fund, the portfolio managers rely on in-depth fundamental analysis supported by proprietary quantitative models.

A Tale of Two Markets

Concerns over the U.S.-China trade dispute depressed Chinese asset prices early in the fourth quarter of 2018, but we saw a relief rally in November 2018, in the lead-up to the G20 meeting, when a more constructive tone emerged. However, in December, global equities plumbed new lows for the year, as the tone of the U.S. Federal Reserve’s (the “Fed”) forward-looking commentary once again unnerved investors. Political concerns in developed as well as emerging markets contributed to the broader malaise. However, emerging-market equities outperformed U.S. and broader developed markets during the end of 2018 but they were not immune to the pullback. China, in particular, suffered declines.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In contrast, the first quarter of 2019 heralded a rebound in equity markets from the lows of late 2018. Despite fears over moderating economic growth in emerging markets and the world at large, markets rose on improving sentiment regarding the U.S.-China trade talks and pivot by the Fed on monetary policy towards an easing bias. To start the year, China was the best-performing major market. This rebound followed a steady sell-off in Chinese equities through 2018. The recovery reflected stimulus measures from the central bank as well as the prospects of consumer tax cuts and somewhat greater infrastructure spending. In India, uncertainty weighed around upcoming elections, with a rising oil price adding some pressure to asset prices. However, Indian markets enjoyed a dramatic rise in March, driven by renewed economic strength and the prospects of an interest-rate cut, as inflationary pressures subsided.

Global equity markets continued their upward momentum in April, encouraged by the softer tone from global central banks, and the growing sense that China and the U.S. were close to finalizing an agreement on trade. More importantly, U.S. bond yields fell to around 2.5%, reducing the global cost of capital, which has the potential to stimulate global markets despite the possibility of continued trade difficulties.

Equity Returns Driven by Security Selections

The fund outperformed the MSCI Emerging Markets Index during the period, largely due to security selection within companies located in China, Taiwan and Thailand. Several China-based companies were among the top individual contributors for the period. Tencent Holdings benefited from an analyst upgrade received after regulators approved a mobile game it produced. Automobile referral site Autohome also helped results. The stock rose during the period on the back of increasing revenues. ANTA Sports Products was another top performer, rising throughout the period. Taiwan-based Chailease Holding also provided a tailwind. The lender has beaten analyst expectations for over a year and is quickly growing its footprint in China. Thailand-based beer and spirits producer Thai Beverage saw its stock rise on the back of a first-quarter earnings beat and growth within its spirits division. From a sector perspective, investments in financials and communication services provided positive results.

Conversely, positions in South Africa, India and Turkey hurt relative returns. Limited exposure to the well-performing South African market dampened results during the period. A void in Naspers was among the top individual detractors. A position in Indian IT services company Cognizant Technology Solutions provided a headwind, as did a position in Larsen & Toubro. While they produced positive returns over the period, they lagged the broader market. Car importer and manufacturer Tofaş Türk Otomobil Fabrikası, based in Turkey, missed revenue guidance last year and was also among the top detracting positions. From a sector perspective, decisions in industrials and real estate detracted.

Within the fund’s fixed-income portfolio, the largest drivers of positive performance were hard currency positions in UAE, Papua New Guinea and Chile. The portfolio held overweight positions in all of these countries, which benefited from stabilizing commodity prices during the reporting period. Local currency overweights in India, Indonesia and Russia also helped. Conversely, Colombian, Cypriot and Brazilian positions denominated in U.S. dollars detracted from performance, as did Argentine and Czech positions denominated in the peso and koruna, respectively. The fund employed forward contracts to establish its currency positioning.

A Cautiously Optimistic Perspective

Markets seem timid after a rough end to 2018. We believe companies may have been incredibly cautious when issuing this year’s earnings guidance, and evaluation of the current economic climate may be overly pessimistic. Commodity markets have improved, which helps emerging-market countries. We maintain a constructive view on a forward-looking basis, notwithstanding the opportunity for pivot points along the way that could provide challenges. Negative events, such as trade disputes and geopolitical unrest, could still disrupt markets. However, we believe negative events

4

that occurred during the reporting period have been priced into the markets, and companies have room to move forward with producing positive results. Dovish central banks in developed economies could also provide support for emerging-market economies, as would a weakening U.S. dollar, which could be caused by positive growth surprises in the U.S. A resolution to the U.S.-China trade dispute could also be supportive.

June 3, 2019

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until March 1, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower for Class A, Class C, Class I and Class Y.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The J.P. Morgan GB Index-EM Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and eurobonds. The index limits the exposure of some of the larger countries. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The J.P. Morgan EMB Index-Global tracks the total return for the U.S. dollar-denominated emerging market debt, including Brady bonds, eurobonds, and loans. Investors cannot invest directly in any index.

5 Source: Lipper Inc. — The J.P. Morgan CEMB Index-Diversified tracks U.S. dollar-denominated debt issued by emerging market corporations. The diversified index limits the exposure of some of the larger countries. Investors cannot invest directly in any index.

6 Source: FactSet — The Customized Blended Index is an unmanaged hybrid index composed of 70% MSCI Emerging Markets Index /15% J.P. Morgan GB Index-EM Global Diversified /7.5% J.P. Morgan EMB Index-Global/7.5% J.P. Morgan CEMB Index-Diversified. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Emerging Markets Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.63	$12.60	$7.30	$7.30
Ending value (after expenses)	$1,149.00	$1,144.60	$1,149.30	$1,149.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.10	$11.83	$6.85	$6.85
Ending value (after expenses)	$1,016.76	$1,013.04	$1,018.00	$1,018.00

† Expenses are equal to the fund’s annualized expense ratio of 1.62% for Class A, 2.37% for Class C, 1.37% for Class I and 1.37% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2019 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 1.9%
Argentina - 1.9%
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/2033	4,951,796	[b]	89,296
Argentine Government, Unscd. Bonds	ARS	4.00	3/6/2020	7,802,646	[b]	153,896
Total Bonds and Notes (cost $709,540)				243,192
Description				Shares		Value ($)
Common Stocks - 71.3%
Argentina - 1.3%
Globant				2,100	[c]	176,379
Brazil - 2.7%
CCR				57,300	[c]	172,729
Estacio Participacoes				26,300		184,115
					356,844
China - 27.7%
Alibaba Group Holding, ADR				3,000	[c]	556,710
ANTA Sports Products				53,000		373,610
Autohome, ADR				2,418	[c]	279,255
China Construction Bank, Cl. H				263,000		232,331
China Shenhua Energy, Cl. H				73,000		161,358
Hangzhou Hikvision Digital Technology, Cl. A				40,000	[c]	194,039
Ping An Insurance Group Company of China, Cl. H				32,000		385,274
Shanghai Pharmaceuticals Holding, Cl. H				91,000	[c]	190,473
Sunny Optical Technology Group				12,300		149,971
TAL Education Group, ADR				5,458	[c]	209,969
Tencent Holdings				18,000		890,271
					3,623,261
Hong Kong - 1.8%
Galaxy Entertainment Group				32,000		239,241
India - 8.3%
ICICI Bank, ADR				37,332	[c]	427,451
Infosys, ADR				34,300		369,068
Larsen & Toubro, GDR				15,200	[c,d]	294,707
					1,091,226
Indonesia - 2.9%
Astra International				158,200		84,651
Bank Rakyat Indonesia Persero				945,100	[c]	289,831
					374,482

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 71.3% (continued)
Mexico - 4.5%
Arca Continental		33,500		190,510
Grupo Aeroportuario del Centro Norte		24,400	[c]	150,266
Grupo Financiero Banorte, Cl. O		18,900	[c]	119,754
Wal-Mart de Mexico		43,500		127,808
			588,338
Philippines - 1.9%
Ayala Land		169,600		159,308
Puregold Price Club		105,030		84,447
			243,755
Russia - 2.1%
Sberbank of Russia, ADR		19,005	[c]	274,622
South Africa - 2.0%
Clicks Group		19,071		260,848
South Korea - 3.9%
KB Financial Group		6,927		273,961
Korea Investment Holdings		1,774		103,875
POSCO		593		129,448
			507,284
Taiwan - 7.8%
Chailease Holding		102,440	[c]	435,936
Taiwan Semiconductor Manufacturing		70,000	[c]	586,712
			1,022,648
Thailand - 1.2%
Thai Beverage		249,800		154,277
United Arab Emirates - 1.5%
Dubai Islamic Bank		141,097		198,596
United States - 1.7%
Cognizant Technology Solutions, Cl. A		3,100		226,176
Total Common Stocks (cost $9,577,208)		9,337,977
	Preferred Dividend Yield (%)
Preferred Stocks - 2.9%
Brazil - 2.9%
Banco do Estado do Rio Grande do Sul, Cl. B	9.21	22,600		138,617
Cia Brasileira de Distribuicao	1.84	9,800		241,607
Total Preferred Stocks (cost $344,297)		380,224

8

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 20.9%
Registered Investment Companies - 20.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,742,008)	2.45	2,742,008	[e] 2,742,008
Total Investments (cost $13,373,053)		97.0%	12,703,401
Cash and Receivables (Net)		3.0%	398,153
Net Assets		100.0%	13,101,554

ADR—American Depository Receipt

GDR—Global Depository Receipt

ARS—Argentine Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

c Non-income producing security.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $294,707 or 2.25% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	23.2
Investment Companies	20.9
Information Technology	13.0
Internet Software & Services	6.4
Consumer Discretionary	4.7
Consumer Staples	4.6
Industrials	4.5
Commercial & Professional Services	4.3
Technology Hardware & Equipment	4.2
Retailing	2.3
Foreign/Governmental	1.9
Food Products	1.8
Electronic Components	1.5
Health Care	1.5
Energy	1.2
Metals & Mining	1.0
97.0

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,835,307	89,160,445	93,253,744	2,742,008	20.9	24,428

See notes to financial statements.

10

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
Russian Ruble	83,595,000	United States Dollar	1,256,548	5/17/19	33,170
United States Dollar	1,304,439	Russian Ruble	83,595,000	5/17/19	14,721
Czech Koruna	58,800,000	Euro	2,282,610	5/17/19	(32,569)
Euro	2,280,922	Czech Koruna	58,800,000	5/17/19	34,463
Malaysian Ringgit	690,000	United States Dollar	166,881	5/17/19	(49)
United States Dollar	169,284	Malaysian Ringgit	690,000	5/17/19	2,452
Mexican Peso	23,855,892	United States Dollar	1,260,369	5/17/19	(5,455)
United States Dollar	1,225,063	Mexican Peso	23,855,892	5/17/19	(29,851)
Turkish Lira	1,140,000	United States Dollar	195,118	5/17/19	(6,087)
United States Dollar	204,936	Turkish Lira	1,140,000	5/17/19	15,905
South African Rand	18,215,000	United States Dollar	1,288,066	5/17/19	(17,296)
United States Dollar	1,281,113	South African Rand	18,215,000	5/17/19	10,343
Hong Kong Dollar	1,470,000	United States Dollar	188,728	4/14/20	(286)
United States Dollar	188,553	Hong Kong Dollar	1,470,000	4/14/20	111
Indonesian Rupiah	2,108,640,000	United States Dollar	148,957	5/17/19	(1,280)
United States Dollar	148,737	Indonesian Rupiah	2,108,640,000	5/17/19	1,060
Philippine Peso	27,360,000	United States Dollar	524,640	5/17/19	(335)
United States Dollar	520,944	Philippine Peso	27,360,000	5/17/19	(3,361)
Chilean Peso	609,180,000	United States Dollar	922,790	5/17/19	(23,479)
United States Dollar	916,198	Chilean Peso	609,180,000	5/17/19	16,887
Hungarian Forint	127,640,000	United States Dollar	449,041	5/17/19	(6,548)
United States Dollar	459,359	Hungarian Forint	127,640,000	5/17/19	16,866
Taiwan Dollar	3,250,000	United States Dollar	105,616	5/17/19	(325)
United States Dollar	105,400	Taiwan Dollar	3,250,000	5/17/19	109

11

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital (continued)
South Korean Won	150,420,000	United States Dollar	132,997	5/17/19	(4,151)
United States Dollar	131,509	South Korean Won	150,420,000	5/17/19	2,663
Citigroup
South Korean Won	81,580,000	United States Dollar	71,795	5/17/19	(1,915)
United States Dollar	71,343	South Korean Won	81,580,000	5/17/19	1,463
Indian Rupee	27,650,000	United States Dollar	383,347	5/17/19	13,312
United States Dollar	394,612	Indian Rupee	27,650,000	5/17/19	(2,047)
Peruvian Nuevo Sol	2,308,000	United States Dollar	697,218	5/7/19	506
United States Dollar	692,200	Peruvian Nuevo Sol	2,308,000	5/7/19	(5,524)
United States Dollar	31,938	South African Rand	459,206	5/2/19	(155)
Argentine Peso	12,215,000	United States Dollar	249,286	7/12/19	(2,885)
United States Dollar	260,893	Argentine Peso	12,215,000	7/12/19	14,492
United States Dollar	256,660	Argentine Peso	12,235,000	7/1/19	5,542
Colombian Peso	1,343,775,000	United States Dollar	428,452	5/17/19	(13,229)
United States Dollar	425,559	Colombian Peso	1,343,775,000	5/17/19	10,336
Czech Koruna	121,500,000	United States Dollar	5,322,178	5/17/19	(3,416)
United States Dollar	5,394,127	Czech Koruna	121,500,000	5/17/19	75,365
HSBC
Hong Kong Dollar	2,120,000	United States Dollar	272,050	4/14/20	(283)
United States Dollar	271,923	Hong Kong Dollar	2,120,000	4/14/20	156
J.P. Morgan Securities
Hong Kong Dollar	2,700,000	United States Dollar	346,419	4/14/20	(300)
United States Dollar	346,688	Hong Kong Dollar	2,700,000	4/14/20	569
Romanian Leu	120,000	United States Dollar	28,368	5/17/19	(92)
United States Dollar	28,488	Romanian Leu	120,000	5/17/19	212

12

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities (continued)
Chinese Yuan Renminbi	8,390,000	United States Dollar	1,240,262	5/17/19	5,147
United States Dollar	1,246,990	Chinese Yuan Renminbi	8,390,000	5/17/19	1,581
Singapore Dollar	880,000	United States Dollar	652,335	5/17/19	(5,151)
United States Dollar	648,132	Singapore Dollar	880,000	5/17/19	948
Euro	5,925,000	United States Dollar	6,711,988	5/31/19	(48,674)
United States Dollar	6,689,011	Euro	5,925,000	5/31/19	25,697
Philippine Peso	20,230,000	United States Dollar	387,868	5/17/19	(196)
United States Dollar	386,150	Philippine Peso	20,230,000	5/17/19	(1,522)
Thai Baht	9,820,000	United States Dollar	315,484	5/17/19	(7,773)
United States Dollar	306,704	Thai Baht	9,820,000	5/17/19	(1,007)
South Korean Won	1,930,160,000	United States Dollar	1,719,442	5/17/19	(66,110)
United States Dollar	1,674,135	South Korean Won	1,930,160,000	5/17/19	20,803
Taiwan Dollar	1,780,000	United States Dollar	57,790	5/17/19	(123)
United States Dollar	57,734	Taiwan Dollar	1,780,000	5/17/19	67
Polish Zloty	1,600,000	United States Dollar	420,903	5/17/19	(2,001)
United States Dollar	420,529	Polish Zloty	1,600,000	5/17/19	1,627
Morgan Stanley
Brazilian Real	2,725,000	United States Dollar	715,881	6/4/19	(22,802)
United States Dollar	691,046	Brazilian Real	2,725,000	6/4/19	(2,033)
Taiwan Dollar	39,225,000	United States Dollar	1,277,480	5/17/19	(6,699)
United States Dollar	1,270,396	Taiwan Dollar	39,225,000	5/17/19	(385)
UBS Securities
Czech Koruna	88,770,000	Euro	3,447,178	5/17/19	(49,171)
Euro	3,446,977	Czech Koruna	88,770,000	5/17/19	49,397
Gross Unrealized Appreciation					375,970
Gross Unrealized Depreciation					(374,565)

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	10,631,045	9,961,393
Affiliated issuers	2,742,008	2,742,008
Cash		301,400
Cash denominated in foreign currency	600,517	600,110
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		375,970
Receivable for investment securities sold		139,212
Dividends and interest receivable		22,072
Receivable for shares of Common Stock subscribed		623
Prepaid expenses		3,026
		14,145,814
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		17,562
Payable for shares of Common Stock redeemed		625,566
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		374,565
Unrealized depreciation on foreign currency transactions		3,932
Directors fees and expenses payable		68
Accrued expenses		22,567
		1,044,260
Net Assets ($)		13,101,554
Composition of Net Assets ($):
Paid-in capital		11,347,109
Total distributable earnings (loss)		1,754,445
Net Assets ($)		13,101,554

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,859,391	769,954	10,230,681	241,528
Shares Outstanding	147,559	62,771	812,421	19,092
Net Asset Value Per Share ($)	12.60	12.27	12.59	12.65

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Interest (net of $771 foreign taxes withheld at source)	946,498
Dividends (net of $62,053 foreign taxes withheld at source):
Unaffiliated issuers	462,664
Affiliated issuers	24,428
Total Income	1,433,590
Expenses:
Management fee—Note 3(a)	294,054
Registration fees	68,635
Shareholder servicing costs—Note 3(c)	19,413
Custodian fees—Note 3(c)	17,691
Professional fees	15,540
Prospectus and shareholders’ reports	6,478
Interest expense—Note 2	4,961
Distribution fees—Note 3(b)	3,263
Directors’ fees and expenses—Note 3(d)	2,267
Loan commitment fees—Note 2	1,284
Miscellaneous	14,510
Total Expenses	448,096
Less—reduction in expenses due to undertaking—Note 3(a)	(40,362)
Net Expenses	407,734
Investment Income—Net	1,025,856
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(370,244)
Net realized gain (loss) on options transactions	(40,599)
Net realized gain (loss) on futures	1,760,566
Net realized gain (loss) on forward foreign currency exchange contracts	498,189
Net Realized Gain (Loss)	1,847,912
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	3,798,325
Net unrealized appreciation (depreciation) on options transactions	50,687
Net unrealized appreciation (depreciation) on futures	1,839
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(128,005)
Net Unrealized Appreciation (Depreciation)	3,722,846
Net Realized and Unrealized Gain (Loss) on Investments	5,570,758
Net Increase in Net Assets Resulting from Operations	6,596,614

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	1,025,856	3,613,438
Net realized gain (loss) on investments	1,847,912	7,258,391
Net unrealized appreciation (depreciation) on investments	3,722,846	(29,534,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,596,614	(18,662,588)
Distributions ($):
Distributions to shareholders:
Class A	(159,823)	(63,977)
Class C	(76,169)	(18,423)
Class I	(10,647,774)	(3,441,924)
Class Y	(170,232)	(96,537)
Total Distributions	(11,053,998)	(3,620,861)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	420,801	2,445,223
Class C	82,481	253,510
Class I	5,369,728	23,988,362
Class Y	109,344	3,702,915
Distributions reinvested:
Class A	116,775	46,837
Class C	33,761	5,523
Class I	1,582,650	99,613
Class Y	142,122	80,225
Cost of shares redeemed:
Class A	(564,971)	(1,822,043)
Class C	(191,384)	(115,793)
Class I	(100,771,955)	(5,303,796)
Class Y	(1,875,311)	(3,447,364)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(95,545,959)	19,933,212
Total Increase (Decrease) in Net Assets	(100,003,343)	(2,350,237)
Net Assets ($):
Beginning of Period	113,104,897	115,455,134
End of Period	13,101,554	113,104,897

16

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	35,619	165,729
Shares issued for distributions reinvested	10,530	3,160
Shares redeemed	(46,064)	(135,210)
Net Increase (Decrease) in Shares Outstanding	85	33,679
Class Ca
Shares sold	7,057	19,071
Shares issued for distributions reinvested	3,120	379
Shares redeemed	(15,770)	(8,758)
Net Increase (Decrease) in Shares Outstanding	(5,593)	10,692
Class I
Shares sold	448,204	1,736,845
Shares issued for distributions reinvested	142,967	6,694
Shares redeemed	(8,746,979)	(374,212)
Net Increase (Decrease) in Shares Outstanding	(8,155,808)	1,369,327
Class Y
Shares sold	8,857	244,138
Shares issued for distributions reinvested	12,781	5,384
Shares redeemed	(155,002)	(227,269)
Net Increase (Decrease) in Shares Outstanding	(133,364)	22,253

[a] During the period ended October 31, 2018, 627 Class C shares representing $9,833 were automatically converted to 662 Class A shares.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.03	14.53	11.41	10.27	12.13	12.22
Investment Operations:
Investment income—net[a]	.18	.41	.18	.17	.19	.21
Net realized and unrealized gain (loss) on investments	1.47	(2.48)	3.10	.97	(1.84)	(.13)
Total from Investment Operations	1.65	(2.07)	3.28	1.14	(1.65)	.08
Distributions:
Dividends from investment income—net	(.24)	(.22)	(.16)	-	(.19)	(.17)
Dividends from net realized gains on investment—net	(.84)	(.21)	-	-	-	-
Tax return of capital	-	-	-	-	(.02)	-
Total Distributions	(1.08)	(.43)	(.16)	-	(.21)	(.17)
Net asset value, end of period	12.60	12.03	14.53	11.41	10.27	12.13
Total Return (%)[b]	14.90[c]	(14.81)	29.23	11.10	(13.76)	.71
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	2.17[d]	1.70	1.61	1.69	1.72	1.71
Ratio of net expenses to average net assets	1.62[d]	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets	2.97[d]	2.79	1.44	1.60	1.71	1.80
Portfolio Turnover Rate	30.74[c]	68.70	71.57	79.54	125.89	97.47
Net Assets, end of period ($ x 1,000)	1,859	1,775	1,654	1,016	916	1,294

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not Annualized.

d Annualized.

See notes to financial statements.

18

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.77	14.22	11.16	10.13	11.96	12.07
Investment Operations:
Investment income—net[a]	.13	.27	.09	.09	.10	.12
Net realized and unrealized gain (loss) on investments	1.43	(2.40)	3.05	.94	(1.81)	(.14)
Total from Investment Operations	1.56	(2.13)	3.13	1.03	(1.71)	(.02)
Distributions:
Dividends from investment income—net	(.22)	(.11)	(.08)	-	(.10)	(.09)
Dividends from net realized gains on investment—net	(.84)	(.21)	-	-	-	-
Tax return of capital	-	-	-	-	(.02)	-
Total Distributions	(1.06)	(.32)	(.08)	-	(.12)	(.09)
Net asset value, end of period	12.27	11.77	14.22	11.16	10.13	11.96
Total Return (%)[b]	14.46[c]	(15.40)	28.32	10.17	(14.36)	(.03)
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	2.94[d]	2.41	2.34	2.41	2.46	2.44
Ratio of net expenses to average net assets	2.37[d]	2.35	2.34	2.35	2.35	2.35
Ratio of net investment income to average net assets	2.21[d]	1.95	.72	.85	.96	1.04
Portfolio Turnover Rate	30.74[c]	68.70	71.57	79.54	125.89	97.47
Net Assets, end of period ($ x 1,000)	770	805	820	644	669	823

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not Annualized.

d Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.12	14.62	11.46	10.29	12.16	12.25
Investment Operations:
Investment income—net[a]	.20	.43	.23	.20	.21	.24
Net realized and unrealized gain (loss) on investments	1.45	(2.47)	3.11	.97	(1.84)	(.13)
Total from Investment Operations	1.65	(2.04)	3.34	1.17	(1.63)	.11
Distributions:
Dividends from investment income—net	(.34)	(.25)	(.18)	-	(.21)	(.20)
Dividends from net realized gains on investment—net	(.84)	(.21)	-	-	-	-
Tax return of capital	-	-	-	-	(.03)	-
Total Distributions	(1.18)	(.46)	(.18)	-	(.24)	(.20)
Net asset value, end of period	12.59	12.12	14.62	11.46	10.29	12.16
Total Return (%)	14.93[b]	(14.53)	29.76	11.37	(13.54)	.97
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	1.48[c]	1.30	1.27	1.32	1.36	1.35
Ratio of net expenses to average net assets	1.37[c]	1.29	1.27	1.29	1.35	1.35
Ratio of net investment income to average net assets	3.53[c]	3.04	1.81	1.91	1.96	2.04
Portfolio Turnover Rate	30.74[b]	68.70	71.57	79.54	125.89	97.47
Net Assets, end of period ($ x 1,000)	10,231	108,677	111,076	99,315	68,147	81,636

a Based on average shares outstanding.

b Not Annualized.

c Annualized.

See notes to financial statements.

20

	Six Months Ended
	April 30, 2019		Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.13	14.63	11.47	10.29	12.16	12.25
Investment Operations:
Investment income—net[a]	.22	.45	.22	.20	.24	.28
Net realized and unrealized gain (loss) on investments	1.44	(2.49)	3.12	.98	(1.87)	(.16)
Total from Investment Operations	1.66	(2.04)	3.34	1.18	(1.63)	.12
Distributions:
Dividends from investment income—net	(.30)	(.25)	(.18)	-	(.22)	(.21)
Dividends from net realized gains on investment—net	(.84)	(.21)	-	-	-	-
Tax return of capital	-	-	-	-	(.02)	-
Total Distributions	(1.14)	(.46)	(.18)	-	(.24)	(.21)
Net asset value, end of period	12.65	12.13	14.63	11.47	10.29	12.16
Total Return (%)	14.99[b]	(14.51)	29.70	11.47	(13.53)	.95
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	1.62[c]	1.29	1.28	1.32	1.38	1.35
Ratio of net expenses to average net assets	1.37[c]	1.28	1.28	1.30	1.30	1.33
Ratio of net investment income to average net assets	3.39[c]	2.92	1.77	1.90	2.10	2.26
Portfolio Turnover Rate	30.74b	68.70	71.57	79.54	125.89	97.47
Net Assets, end of period($ x 1,000)	242	1,849	1,905	1,439	1,052	653

a Based on average shares outstanding.

b Not Annualized.

c Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Total Emerging Markets Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to maximize total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the Company changed its name from Advantage Funds, Inc. to BNY Mellon Advantage Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A shares, 40,000 Class C shares and 463,798 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

22

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

24

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Common Stocks	9,337,977	-	-	9,337,977
Equity Securities – Preferred Stocks	380,224	-	-	380,224
Foreign Government	-	243,192	-	243,192
Investment Companies	2,742,008	-	-	2,742,008

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	375,970	-	375,970
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	(374,565)	-	(374,565)

† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

26

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $1,947,789 and long-term capital gains $1,673,072. The tax character of current year distributions will be determined at the end of the current fiscal year.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2019 was approximately $294,000 with a related weighted average annualized interest rate of 3.40%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has

28

contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35% of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $40,362 during the period ended April 30, 2019.

During the period ended April 30, 2019, the Distributor retained $257 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $3,263 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $2,410 and $1,088, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $1,511 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $17,691 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $6,792 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,837, Distribution Plan fees $544, Shareholder Services Plan fees $586, custodian fees $6,000, Chief Compliance Officer fees $6,792 and transfer agency fees $634, which are offset against an expense reimbursement currently in effect in the amount $15,831.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended April 30, 2019, redemption fees charged and retained by the fund amounted to $922.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities forward contracts, during the period ended April 30, 2019, amounted to $18,027,410 and $117,398,065, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or

30

termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At April 30, 2019, there were no futures contracts outstanding.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At April 30, 2019, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on

32

these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	375,970	(374,565)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	375,970	(374,565)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	375,970	(374,565)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2019:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	148,750		(131,072)	-	17,678
Citigroup	121,016		(29,171)	-	91,845
HSBC	156		(156)	-	-
J.P. Morgan Securities	56,651		(56,651)	-	-
UBS Securities	49,397		(49,171)	-	226
Total	375,970		(266,221)	-	109,749

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital	(131,072)		131,072	-	-
Citigroup	(29,171)		29,171	-	-
HSBC	(283)		156	-	(127)
J.P. Morgan Securities	(132,949)		56,651	-	(76,298)
Morgan Stanley	(31,919)		-	-	(31,919)
UBS Securities	(49,171)		49,171	-	-
Total	(374,565)		266,221	-	(108,344)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Interest rate futures	534,072
Foreign currency options contracts	46,705
Forward contracts	129,265,507

At April 30, 2019, accumulated net unrealized depreciation on investments inclusive of derivatives contracts was $668,247, consisting of $955,975 gross unrealized appreciation and $1,624,222 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivatives contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Liquidation:

On March 13, 2019, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the fund occurred on May 20, 2019. Accordingly, effective April 19, 2019, the fund is closed to any investments for new accounts.

34

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

35

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed

36

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on

37

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement. However, at the same meeting of the Board, the Board determined to liquidate the fund effective May 20, 2019, so the Agreement would only be in effect until the liquidation.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus Total Emerging Markets Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTMAX Class C: DTMCX Class I: DTEIX Class Y: DTMYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6301SA0419

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      June 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)